THE ARBOR FUND

                                 ANNUAL REPORT







                             AS OF JANUARY 31, 1996
                                    GOLDEN OAK
                                 FAMILY OF FUNDS














                                   ADVISED BY
                       CITIZENS COMMERCIAL & SAVINGS BANK

TABLE OF CONTENTS


Letter to Shareholders ..................................................... 2
Managers' Discussion of Fund Performance ................................... 4
Report of Independent Accountants .......................................... 8
Statement of Net Assets .................................................... 9
Statement of Operations ....................................................15
Statement of Changes in Net Assets .........................................16
Financial Highlights .......................................................18
Notes to Financial Statements ..............................................19
Notice to Shareholders .....................................................23

Dear Shareholder:

With 1995 behind us, investors can reflect on just how remarkable the year was. Who wouldn't want a replay of 1995? The Dow Jones Industrial Average was 3844 at the end of our prior fiscal year (1/31/95) and closed fiscal year 1996 at 5395, an advance of 40%. The S&P, closing at around the 636 level, showed a 35% increase while the NASDAQ, led by its technology component for much of the year, also advanced 40%. Bonds more than retraced the prior year's decline, as the Lehman Brothers Intermediate Government/Corporate Index recorded a total return of more than 14%. Government bond yields hovered around the 6% level during January 1996 compared with 7 3/4% a year ago. All in all, it was a very rewarding time for investors in domestic financial assets.

Historically, a year with high returns for stocks has been followed by another positive year. 1996 may prove to be a challenge (or an exception), however. Over the last few years, corporations have experienced very strong earnings growth as a result of restructuring gains and lower interest rates. Although most analysts continue to forecast good year-over-year earnings growth in 1996 (5 to 10%), we believe that the forecast is too optimistic. Stock prices may experience much more volatility this year as earnings growth slows, especially if expectations are not met.

Even if earnings growth does slow down, we see several sources of support for stock prices. Mergers, designed to reduce excess capacity and the supply of common stock outstanding, appear to offer opportunities across many industry groups. Also, even though a 10 to 15% correction in stocks is long overdue, a decline in short-term rates could cushion a fall in stock prices. All things considered, we recommend a dose of caution and careful stock selection.

Golden Oak's Diversified Growth Fund turned in positive results for the one year period ended January 31, 1996, with a return of 18.81% for Class A shares and 18.43% for Class B shares. While this performance represents a significant increase from the previous year, the fund substantially underperformed the growth style index. As explained in the Managers' Discussion of Fund Performance, the period tended to favor large, multi-national companies over the faster-growing, medium-size firms that substantially comprise the Diversified Growth Portfolio.

On September 1, 1995, Nicholas Applegate Capital Management (NACM) was hired as sub-advisor for the Diversified Growth Portfolio. NACM is a highly-respected San Diego firm that has built a strong reputation in the money management business. The need for substantial ongoing investment in technology to evaluate investment opportunities, along with lower-than-desired performance, prompted our nationwide search for an equity manager to maximize shareholder value, which is our commitment to you. We believe NACM's management style will prove to be rewarding for you.

A clear trend to lower interest rates continued throughout Golden Oak's fiscal year with the Federal Reserve cutting the overnight rate in July and December and again on the last day of the fiscal year. A development which has the potential to significantly affect the future course of the economy is the political agenda to downsize the federal government and reduce the budget deficit. A continuing stalemate could drive rates up as bond investors envision $200 billion deficits as far as the eye can see. In the face of weak economic growth, however, the Fed Funds rate should be cut at least 25 basis points by mid-year.

Expect to see a change in bond managers for the Intermediate-Term Income Portfolio as we realign bond management responsibilities along specialty lines. Our current manager, Richard Ranville, will be shifting his focus from taxable to non-taxable bond fund management. He will be replaced for taxable management by another member of the fixed income team, Chris Wheeler, in early 1996.

The total net asset size of the Golden Oak portfolios continues to grow. We ended the year at $312.1 million, up 28% from a year ago. As the funds begin their fourth year, we are encouraged by progress in the areas of cost containment, customer satisfaction and marketing potential.

Thank you for your continued support of the Golden Oak Family of Funds. As always, we continue to look for ways to enhance your investment and welcome any comments you may have.

                                          Sincerely,
                                          /s/Dana A. Czmer
                                          Dana A. Czmer
                                          Senior Vice President &Trust Officer
                                          Citizens Commercial &Savings Bank

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 1996

                  GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO

For the 12-month period ended January 31, 1996 the Class A shares of the Golden Oak Intermediate-Term Income Portfolio had a total return of 12.83%, as compared to the benchmark Lehman Intermediate Government/Corporate Index ( the"Index") measure of 14.40%. The SEC 30-day yield for Class A shares as of January 31, 1996 was 4.88%. Class B shares had a total return of 12.54%. The SEC 30-day yield for Class B shares as of January 31, 1996 was 4.42%.

As we entered 1995, interest rates were expected to continue rising, accompanied by a flattening of the yield curve. Moderating economic activity during the second half of the year was expected to reverse the process -- interest rates would fall and the yield curve would steepen. Consequently, the portfolio was structured in a "barbell", with a large position in short duration corporate bonds balanced by a smaller, longer duration position in U.S. Treasury securities, and overall portfolio duration short of the Index.

Economic fundamentals and Federal Reserve policy gave mixed signals early in the year and we held to our defensive strategy as the bond market embarked on a major rally, taking intermediate yields from near 8% in January to near 5 3/4% by mid year. As economic data began to confirm the market's action, we maintained the corporate/treasury barbell, a significant overweighting versus the Index in corporate bonds and in high coupon bonds, but lengthened portfolio duration to equal the Index. These measures proved insufficient to match the market's performance on two main points: (i) intermediate securities outperformed the short/long barbell structure and (ii) with the sharp fall in rates, capital gain dominated income in the total return mix and our focus on high coupon "cushion" bonds, designed to enhance income production and stability of principal, limited our principal appreciation versus the market. In the first two quarters, the portfolio earned 3.75% and 4.45% versus 4.39% and 5% Index performance.

Early in the third quarter, yields on intermediate securities rose from the 5 3/4% area to about 6 3/8% as market participants became doubtful of more reductions in rates by the Federal Reserve. Believing that economic trends would continue to weaken, we took advantage of this interruption in the rally to restructure the portfolio. The barbell structure was eliminated and the portfolio was reconfigured to match the Index in sector allocation as well as duration. With the uncertainty that developed in the third quarter, and persisted through the fourth quarter, regarding the course of U.S. fiscal policy and the consequences for the market, we maintained Index duration and sector allocation and focused on buying the best priced bonds versus the market we could identify. We did continue to invest in higher coupon bonds, as these were often available at positive spreads to current coupon bonds.

Performance in the third quarter was 1.42% versus 1.66% for the Index and 3.40% in the fourth quarter versus 3.52% for the Index.

Our outlook has been that trends in employment, manufacturing activities and inflation support the view that yields could go lower in 1996. It is possible, however, that the bond market has discounted more Fed easing near term than is reasonable to expect. There is little evidence supporting the view that the economy is heading into recession within the next two quarters. The short end of the market is vulnerable to setbacks until economic data confirms the market's view that slow economic conditions will call for aggressive Fed easing. Longer bonds continue to be fully valued on a fundamental economic basis.

With the uncertainty in the market place, we maintained portfolio structure near that of the Index with respect to both sector distribution and duration. Both the portfolio and Index had a duration af approximately 3.4 years and sector distribution of approximately 74 percent U.S. Treasury Securities, 20 percent Corporate Securities and 6 percent Mortgage Backed and U.S. Agency Securities. Near term we expect to remain neutral versus the Index emphasizing security selection in the corporate sector to add value until more definite signs of economic direction emerge.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 1996

   -------------------- INVESTMENT PERFORMANCE ANALYSIS --------------------


                         AVERAGE ANNUAL TOTAL RETURN(1)
                  ------------------------------------------
                                         1 YEAR    INCEPTION
                  ------------------------------------------
                  CLASS A                12.83%      5.91%
                  ------------------------------------------
                  CLASS B WITHOUT LOAD   12.54%      5.49%
                  ------------------------------------------
                  CLASS B WITH LOAD       7.46%      3.64%
                  ------------------------------------------

           Comparison of Change in the Value of a $10,000 Investment
             in the Golden Oak Intermediate-Term Income Portfolio,
                Class A, versus the Lehman Brothers Intermediate
                           Government/Corporate Index


                                [GRAPIC OMITTED]


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Golden Oak Intermediate-Term Income Portfolio, Class A from February 28, 1993 through January 31, 1996 as compared with the growth of $10,000 investment in the Lehman Brothers Intermediate Government/Corporate Index.

Plot Points

              Initial Investment Date 2/28/93 Jan-94 Jan-95 Jan-96 Golden Oak Intermediate-
  Term Income Portfolio, Class A      $10,000     $10,569    $10,399    $11,733
Lehman Brothers Intermediate
  Government/Corporate Index          $10,000     $10,622    $10,475    $11,981


           Comparison of Change in the Value of a $10,000 Investment
             in the Golden Oak Intermediate-Term Income Portfolio,
                Class B, versus the Lehman Brothers Intermediate
                           Government/Corporate Index


                                [GRAPIC OMITTED]


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Golden Oak Intermediate-Term Income Portfolio, Class B from June 30, 1993 through January 31, 1996 as compared with the growth of $10,000 investment in the Lehman Brothers Intermediate Government/Corporate Index.

Plot Points

           Initial Investment Date 6/30/93       Jan-94     Jan-95     Jan-96
Golden Oak Intermediate-Term
  Income Portfolio, Class B        $ 9,550      $ 9,860    $ 9,678    $10,891
Lehman Brothers Intermediate
  Government/Corporate Index       $10,000      $10,356    $10,213    $11,682


1 For the period ended January 31, 1996. Past performance of the Portfolio is not predictive of future performance. Individual Class B shares were offered beginning June 18, 1993. Performance of the Class B shares reflects the maximum front end sales charge of 4.50%. Class A shares commenced operations on February 1, 1993.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 1996
                     GOLDEN OAK DIVERSIFIED GROWTH PORTFOLIO

1995 was a banner year for common stocks, marking the 9th year in the postwar period that the S&P 500 return exceeded 30%. Many investors, reeling from the dismal results achieved in 1994, feared a continuation of 1994 into 1995. What went unnoticed by most was the fact that on a 3-year rolling basis, the period ending 1994 was the 6th worst since 1926 and that we had effectively come through a rolling correction without any major damage to stock prices. This, combined with an improving profit picture, declining interest rates, and improving productivity, all contributed to the strong returns.

Inside of the S&P 500 growth index, five sectors had returns of 40% or better; consumer non-durables, technology, producers/manufacturers, health, and financial services. On a relative basis, the single most important determinant of return was capitalization. Over 31% of the total return of the index was attributable to companies with market capitalizations greater than $10 billion. We were underweighted in this capitalization group which, together with our policy of equal weighting our positions regardless of size, acted as a drag on performance, particularly in the second half of the year.

As we move into 1996, we continue to focus on companies with accelerating, sustainable earnings growth. Relative to the market, we are overweighted in technology, financial services, and producers/manufacturers.

MANAGERS' DISCUSSION OF FUND PERFORMANCE
Fiscal Year Ended January 31, 1996

   -------------------- INVESTMENT PERFORMANCE ANALYSIS --------------------


                        AVERAGE ANNUAL TOTAL RETURN(1)
                  ------------------------------------------
                                         1 YEAR    INCEPTION
                  ------------------------------------------
                  CLASS A                18.81%      7.08%
                  ------------------------------------------
                  CLASS B WITHOUT LOAD   18.43%      9.46%
                  ------------------------------------------
                  CLASS B WITH LOAD      11.59%      7.02%
                  ------------------------------------------

           Comparison of Change in the Value of a $10,000 Investment
                      in the Golden Oak Diversified Growth
           Portfolio, Class A, versus the Frank Russell Growth Index


                                [GRAPIC OMITTED]


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Golden Oak Diversified Growth Portfolio, Class A from February 28, 1993 through
January 31, 1996 as compared with the growth of $10,000 investment in the Frank Russell Growth Index.

Plot Points

            Initial Investment Date 2/28/93      Jan-94    Jan-95     Jan-96
Golden Oak Diversified
  Growth Portfolio, Class A         $10,000     $11,048    $10,469    $12,439
Frank Russell Growth Index          $10,000     $10,820    $11,089    $15,393


                 Comparison of Change in the Value of a $10,000
                Investment in the Golden Oak Diversified Growth
           Portfolio, Class B, versus the Frank Russell Growth Index


                                [GRAPIC OMITTED]


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Golden Oak Diversified Growth Portfolio, Class B from June 30, 1993 through January 31, 1996 as compared with the growth of $10,000 investment in the Frank Russell Growth Index.

Plot Points

           Initial Investment Date 6/30/93    Jan-94      Jan-95    Jan-96
Golden Oak Diversified Growth
  Portfolio, Class B               $ 9,425    $10,519    $ 9,913    $11,740
Frank Russell Growth Index         $10,000    $10,783    $11,050    $15,340


1 For the period ended January 31, 1996. Past performance of the Portfolio is not predictive of future performance. Individual Class B shares were offered beginning June 18, 1993. Performance of the Class B shares reflects the maximum front end sales charge of 5.75%. Class A shares commenced operations on February 1, 1993.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees
Golden Oak Prime Obligation Money Market,
Golden Oak Intermediate-Term Income and
Golden Oak Diversified Growth Portfolios of
The Arbor Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Golden Oak Prime Obligation Money Market, Golden Oak Intermediate-Term Income and Golden Oak Diversified Growth Portfolios of The Arbor Fund (hereafter referred to as the "Fund") at January 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1996, by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Philadelphia, PA
March 8, 1996

STATEMENT OF NET ASSETS                              GOLDEN OAK FAMILY OF FUNDS
January 31, 1996
                                      Face
 PRIME OBLIGATION MONEY              Amount     Value
 MARKET PORTFOLIO                     (000)     (000)
------------------------------------------------------


COMMERCIAL PAPER -- 53.0%
Abbey National PLC
    5.610%, 02/29/96               $5,000     $4,978
American Express Credit
    5.600%, 02/29/96                5,000      4,978
American Home Products
    5.720%, 02/02/96                2,000      2,000
Banque National de Paris
    5.510%, 05/21/96                5,000      4,916
Burlington Northern Santa Fe
    5.900%, 02/28/96                1,500      1,493
Canadian Wheat Board
    5.670%, 03/04/96                5,000      4,975
Cariplo Finance
    5.610%, 03/04/96                1,000        995
Chevron Transport
    5.520%, 04/17/96                5,600      5,535
CIESCO
    5.580%, 03/08/96                6,000      5,967
ESC Securitization
    5.680%, 02/22/96                2,000      1,993
General Electric Capital
    5.700%, 02/09/96                2,000      1,998
Goldman Sachs Group
    5.440%, 03/11/96                5,000      4,971
Household International
    5.650%, 03/08/96                4,000      3,977
ING Finance
    5.440%, 04/08/96                6,000      5,939
International Business
    Machines Credit
    5.650%, 02/13/96                1,000        998
5.510%, 04/24/96                    5,000      4,937
Kredietbank NA Finance
    5.740%, 02/05/96                2,000      1,999
NationsBank
    5.190%, 06/28/96                6,000      5,872
Norwest Financial
    5.690%, 02/28/96                3,000      2,987
PNC Funding
    5.770%, 02/05/96                1,000        999
Province of Quebec
    5.080%, 07/17/96                6,200      6,054
Sears Roebuck Acceptance
    5.720%, 02/13/96                5,000      4,990
Toshiba America
    5.400%, 04/02/96                2,500      2,477

                                      Face
 PRIME OBLIGATION MONEY              Amount     Value
 MARKET PORTFOLIO(continued)          (000)     (000)
------------------------------------------------------


COMMERCIAL PAPER--(CONTINUED)
Westpac Banking
    5.530%, 04/30/96               $5,000     $4,932
Zeneca Wilmington
    5.350%, 04/17/96                6,000      5,932
                                             -------
        Total Commercial Paper
           (Cost $96,891,592)                 96,892
                                             -------

U.S. GOVERNMENT AGENCY
    OBLIGATIONS -- 8.2%
FFCB
    5.562%, 11/15/96                1,000        958
FNMA
    5.330%, 05/10/96                5,000      4,927
FNMA (A)
    5.340%, 05/25/99                9,000      9,000
                                             -------
        Total U.S. Government
           Agency Obligations
           (Cost $14,885,113)                 14,885
                                             -------

FLOATING RATE INSTRUMENTS -- 11.5%
First Bank of South Dakota (A)
    5.605%, 05/06/96                5,000      5,000
General Electric Capital (A)
    5.867%, 08/22/96                3,000      3,001
Peoples Security Life (A)
    6.090%,                         3,000      3,000
PNC Bank (A)
    5.549%, 01/06/97                5,000      4,996
SMM Trust 1995-I (A)
    5.582%, 05/29/96                4,000      4,000
SMM Trust 1995-N (A)
    5.925%, 11/15/96                1,000      1,000
                                             -------
      Total Floating Rate Instruments
         (Cost $20,996,693)                   20,997
                                             -------

CERTIFICATES OF DEPOSITS -- 16.4%
Bank of Tokyo
    5.590%, 03/12/96                6,000      6,000
BankAmerica
    5.270%, 06/25/96                6,000      6,000
Chase Manhattan
    5.770%, 04/15/96                4,000      4,000


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                  GOLDEN OAK FAMILY OF FUNDS
January 31, 1996
                                      Face
 PRIME OBLIGATION MONEY              Amount     Value
 MARKET PORTFOLIO(continued)          (000)     (000)
------------------------------------------------------


CERTIFICATES OF DEPOSITS -- (CONTINUED)
First of America Bank
    5.340%, 05/23/96               $5,000     $5,000
National Westminster Bank
    5.760%, 02/22/96                6,000      6,000
Wilmington Trust of Delaware
    5.680%, 03/27/96                3,000      3,000
                                             -------
      Total Certificates Of Deposits
         (Cost $30,000,054)                   30,000
                                             -------

BANKERS ACCEPTANCE -- 3.3%
Barnett Banks
    5.590%, 03/06/96                6,000      5,968
                                             -------
      Total Bankers Acceptance
         (Cost $5,968,323)                    5,968
                                             -------

BANK NOTES -- 4.9%
Bank of Hawaii
    5.570%, 11/06/96                6,000      6,006
Bank of New York
    5.520%, 05/22/96                3,000      2,999
                                             -------
        Total Bank Notes
           (Cost $9,004,651)                   9,005
                                             -------

REPURCHASE AGREEMENT -- 6.2%
Aubrey G. Lanston Incorporated
    5.90%, dated 01/31/96, matures
    02/01/96, repurchase price
    $11,296,851 (collateralized
    by U.S. Treasury Note, par
    value $10,960,000, 6.50%,
    matures 08/15/97: market
    value $11,514,034)             11,295     11,295
                                             -------
        Total Repurchase Agreement
           (Cost $11,295,000)                 11,295
                                             -------
        Total Investments -- 103.5%
           (Cost $189,041,425)               189,042
                                             -------
OTHER ASSETS AND LIABILITIES,
    NET-- (3.5%)                              (6,340)
                                             --------


 PRIME OBLIGATION MONEY                         Value
 MARKET PORTFOLIO(concluded)                    (000)
------------------------------------------------------

NET ASSETS:
Portfolio shares of Class A (unlimited
    authorization--no par value) based
    on 107,414,718 outstanding shares
    of beneficial interest                  $107,415
Portfolio shares of Class B (unlimited
    authorization--no par value) based
    on 75,292,829 outstanding shares
    of beneficial interest                    75,293
Accumulated Net Realized Loss
    on Investments                                (6)
                                             -------
Net Assets-- 100.0%                         $182,702
                                            ========
Net Asset Value, Offering Price and
    Redemption Price Per Share--
    Class A                                    $1.00
                                            ========
Net Asset Value, Offering Price and
    Redemption Price Per Share--
    Class B                                    $1.00
                                            ========

FFCB--Federal Farm Credit Bank
FNMA--Federal National Mortgage Association
PLC--Private Limited Corporation
(A) Variable Rate Security - The rate reported in the Statement of Net Assets is the rate in effect on January 31, 1996.


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                  GOLDEN OAK FAMILY OF FUNDS
January 31, 1996
                                     Face     Market
 INTERMEDIATE-TERM INCOME           Amount     Value
 PORTFOLIO                           (000)     (000)
------------------------------------------------------


CORPORATE OBLIGATIONS -- 23.2%
American Express Credit
    8.500%, 06/15/99               $  500       $542
American General Finance
    7.375%, 11/15/96                1,550      1,573
Anheuser Busch
    6.900%, 10/01/02                3,000      3,097
Archer Daniels Midland
    10.250%, 01/15/06               1,000      1,315
Chrysler Financial
    13.250%, 10/15/99               1,000      1,245
Comerica
    7.250%, 10/15/02                1,000      1,086
Consolidated Edison of NY
    6.500%, 02/01/01                1,000      1,029
Eli Lilly
    8.375%, 12/01/06                1,000      1,185
Ford Motor Credit
    6.250%, 11/08/00                1,000      1,019
    8.200%, 02/15/02                2,000      2,225
JP Morgan
    7.625%, 09/15/04                2,000      2,203
Lehman Brothers Holding
    5.750%, 02/15/98                1,000      1,000
Martin Marietta
    6.500%, 04/15/03                1,000      1,017
Merck
    7.750%, 05/01/96                  500        503
Pacific Gas and Electric
    8.750%, 01/01/01                1,300      1,453
RR Donnelley & Sons
    9.125%, 12/01/00                  500        577
Union Pacific
    6.125%, 01/15/04                1,000        993
WMX Technologies
    7.000%, 05/15/05                2,000      2,128
                                             -------
      Total Corporate Obligations
         (Cost $23,673,695)                   24,190
                                             -------

                                     Face     Market
 INTERMEDIATE-TERM INCOME           Amount     Value
 PORTFOLIO(continued)                (000)     (000)
------------------------------------------------------
U.S. GOVERNMENT AGENCY BONDS -- 2.4%
FNMA
    5.990%, 10/01/03              $ 1,500     $1,489
SLMA
    6.050%, 09/14/00                1,000      1,023
                                             -------
     Total U.S. Government Agency Bonds
        (Cost $2,503,255)                      2,512
                                             -------
U.S. TREASURY OBLIGATIONS -- 66.7%
U.S. Treasury Note
    6.875%, 02/28/97               20,000     20,402
    7.875%, 04/15/98               14,300     15,153
    7.750%, 02/15/01               18,500     20,512
    7.500%, 05/15/02                3,700      4,115
    7.875%, 11/15/04                7,600      8,787
    5.875%, 11/15/05                  800        817
                                             -------
      Total U.S. Treasury Obligations
         (Cost $67,957,060)                   69,786
                                             -------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS -- 3.5%
FHLMC
    4.750%, 04/15/10                1,000        995
    6.500%, 03/15/17                  304        304
FNMA
    5.750%, 06/25/06                1,621      1,623
    4.750%, 02/25/09                  732        728
                                             -------
        Total U.S. Agency Mortgage-
           Backed Obligations
           (Cost $3,595,681)                   3,650
                                             -------
MUNICIPAL BONDS -- 0.7%
Texas State, GO
    7.250%, 12/01/99                  210        222
    7.250%, 06/01/00                  215        228
    7.250%, 12/01/00                  220        234
                                             -------
        Total Municipal Bonds
           (Cost $684,829)                       684
                                             -------


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                  GOLDEN OAK FAMILY OF FUNDS
January 31, 1996

                                     Face     Market
 INTERMEDIATE-TERM INCOME           Amount     Value
 PORTFOLIO (continued)               (000)     (000)
------------------------------------------------------


REPURCHASE AGREEMENT -- 2.4%
Lehman Government Securities 5.90%,
    dated 01/31/96, matures 02/01/96,
    repurchase price $2,504,410
    (collateralized by U.S. T-Bill,
    par value $2,615,000, matures
    07/11/96: market value
    $2,556,973)                    $2,504     $2,504
                                             -------
        Total Repurchase Agreement
           (Cost $2,504,000)                   2,504
                                             -------
        Total Investments -- 98.9%
           (Cost $100,919,089)               103,326
                                             -------
OTHER ASSETS AND LIABILITIES,
    NET-- 1.1%                                 1,154
                                             -------
------------------------------------------------------
                                              Market
 INTERMEDIATE-TERM INCOME                      Value
 PORTFOLIO(concluded)                          (000)
------------------------------------------------------


NET ASSETS:
Portfolio shares of Class A (unlimited
    authorization--no par value) based
    on 10,275,420 outstanding shares
    of beneficial interest                  $102,367
Portfolio shares of Class B (unlimited
    authorization--no par value) based
    on 20,697 outstanding shares of
    beneficial interest                          216
Accumulated Net Realized Loss
    on Investments                              (510)
Net Unrealized Appreciation
    of Investments                             2,407
                                            --------
Net Assets-- 100.0%                         $104,480
                                            ========
Net Asset Value, Offering Price and
    Redemption Price Per Share--
    Class A                                   $10.15
                                            ========
Net Asset Value, Offering Price and
    Redemption Price Per Share--
    Class B                                   $10.15
                                            ========
Maximum Offering Price Per Share--
    Class B ($10.15/95.5%)                    $10.63
                                            ========

FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GO--General Obligation
SLMA--Student Loan Marketing Association


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                  GOLDEN OAK FAMILY OF FUNDS
January 31, 1996

                                              Market
 DIVERSIFIED GROWTH                            Value
 PORTFOLIO                           Shares     (000)
--------------------------------------------------------


COMMON STOCK -- 93.7%
AEROSPACE -- 4.4%
McDonnell Douglas                   5,924       $527
Textron                             7,200        566
                                             -------
        Total Aerospace                        1,093
                                             -------
APPAREL -- 1.4%
Liz Claiborne                      12,500        348
                                             -------
MONEY-CENTER BANKS -- 4.5%
BankAmerica                         8,595        579
NationsBank                         8,000        559
                                             -------
        Total Money-Center Banks               1,138
                                             -------
CHEMICALS -- 2.8%
IMC Global                          9,100        341
Sigma Aldrich                       7,004        368
                                             -------
        Total Chemicals                          709
                                             -------
TELECOMMUNICATIONS EQUIPMENT-- 7.7%
Ascend Communications*             24,200        941
Glenayre Technologies*             11,100        444
U.S. Robotics*                      6,144        542
                                             -------
        Total Telecommunications
           Equipment                           1,927
                                             -------
COMPUTERS/OFFICE AUTOMATION-- 11.0%
Adaptec*                            9,029        397
Bay Networks*                      15,073        641
Cisco Systems*                      7,207        600
Seagate Technology*                 9,826        582
Sun Microsystems*                  11,400        524
                                             -------
        Total Computers/Office
           Automation                          2,744
                                             -------
DRUGS/PHARMACEUTICALS -- 1.5%
Glaxo PLC ADR                      12,900        376
                                             -------
ELECTRONIC INSTRUMENTS -- 2.0%
Raychem                             7,500        502
                                             -------
FINANCIAL SERVICES -- 5.8%
Bear Stearns                       22,396        515
Lehman Brothers Holding            21,257        545
Morgan Stanley Group                8,288        395
                                             -------
        Total Financial Services               1,455
                                             -------

                                               Market
 DIVERSIFIED GROWTH                             Value
 PORTFOLIO(continued)                Shares     (000)
-------------------------------------------------------
GROCERY PRODUCTS -- 3.2%
Dole Food                           7,800       $291
IBP                                14,200        378
Philip Morris                       1,500        139
                                             -------
        Total Grocery Products                   808
                                             -------
HOSPITALS -- 1.4%
Health Management Associates,
   Class A*                        11,700        352
                                             -------
HOTELS & LODGING -- 1.4%
HFS*                                4,000        332
                                             -------
OTHER PRODUCERS & MANUFACTURING-- 3.1%
Avery Dennison                      6,900        368
Johnson Controls                    5,600        405
                                             -------
        Total Other Producers &
           Manufacturing                         773
                                             -------
MACHINERY & EQUIPMENT -- 1.4%
Applied Materials*                  9,370        347
                                             -------
MANAGED HEALTHCARE -- 1.9%
Foundation Health*                 10,700        463
                                             -------
MEDICAL SUPPLIES -- 4.9%
Boston Scientific*                 12,415        636
Medtronic                          10,400        594
                                             -------
        Total Medical Supplies                 1,230
                                             -------
METALS -- 2.0%
Phelps Dodge                        7,800        491
                                             -------
MULTI-LINE INSURERS -- 4.7%
Safeco                             14,900        534
Travelers                           9,744        640
                                             -------
        Total Multi-Line Insurers              1,174
                                             -------
OIL & GAS PRODUCTION -- 5.7%
Panhandle Eastern                  16,100        465
Shell Transport and Trading         4,400        347
Williams                           12,989        612
                                             -------
        Total Oil & Gas Production             1,424
                                             -------
OTHER HEALTH SERVICES -- 2.2%
HBO                                 6,689        562
                                             -------


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                  GOLDEN OAK FAMILY OF FUNDS
January 31, 1996
                                              Market
 DIVERSIFIED GROWTH                            Value
 PORTFOLIO(continued)                Shares     (000)
------------------------------------------------------
PAPER & PAPER PRODUCTS -- 1.3%
Kimberly-Clark                      4,100       $331
                                             -------
PETROLEUM REFINING -- 1.3%
Norsk Hydro A.S. ADR                7,900        323
                                             -------
PRINTING & PUBLISHING -- 1.4%
Gartner Group, Class A*             6,300        348
                                             -------
PROPERTY-CASUALTY INSURANCE-- 4.3%
General Re                          3,100        474
Loews                               7,260        600
                                             -------
        Total Property/Casualty
           Insurance                           1,074
                                             -------
RAILROADS -- 1.5%
Canadian Pacific                   18,900        369
                                             -------
REAL ESTATE -- 0.2%
Castle & Cooke*                     3,733         52
                                             -------
RESTAURANTS -- 0.2%
McDonald's                          1,200         60
                                             -------
SEMI-CONDUCTORS/INSTRUMENTS-- 6.6%
Altera*                             7,497        494
Avnet                               9,400        403
KLA Instruments*                   11,070        327
Xilinx*                            11,212        433
                                             -------
        Total Semi-Conductors/
           Instruments                         1,657
                                             -------
SOFTWARE -- 1.3%
Microsoft*                          3,400        315
                                             -------
TELEPHONE -- 0.8%
Sprint                              4,400        190
                                             -------
WHOLESALE -- 1.8%
McKesson                            8,800        440
                                             -------
        Total Common Stock
           (Cost $20,518,181)                 23,407
                                             -------

                                      Face     Market
 DIVERSIFIED GROWTH                  Amount     Value
 PORTFOLIO(concluded)                 (000)     (000)
-------------------------------------------------------
REPURCHASE AGREEMENTS -- 4.6%
Lehman Government Securities (A)
    5.42%, dated 01/31/96,
    matures 02/01/96, repurchase
    price $1,136,314 (collateralized
    by U.S. Treasury Note, par value
    $1,064,307, 7.75%, matures
    11/30/99: market valu
    $1,168,864)                    $1,136     $1,136
                                             -------
        Total Repurchase Agreements
           (Cost $1,136,143)                   1,136
                                             -------
        Total Investments -- 98.3%
           (Cost $21,654,324)                 24,543
                                             -------
OTHER ASSETS AND LIABILITIES,
    NET-- 1.7%                                   425
                                             -------


NET ASSETS:
Portfolio shares of Class A (unlimited
    authorization--no par value) based
    on 2,415,724 outstanding shares of
    beneficial interest                      $23,543
Portfolio shares of Class B (unlimited
    authorization--no par value) based
    on 18,895 outstanding shares of
    beneficial interest                          185
Distributions in Excess of Net
    Investment Income                            (14)
Accumulated Net Realized Loss
    on Investments                            (1,635)
Net Unrealized Appreciation
    of Investments                             2,889
                                             -------
Net Assets-- 100.0%                          $24,968
                                             =======
Net Asset Value, Offering Price and
    Redemption Price Per Share--
    Class A                                   $10.26
                                             =======
Net Asset Value, Offering Price and
    Redemption Price Per Share--
    Class B                                   $10.20
                                             =======
Maximum Offering Price Per Share--
    Class B ($10.20/94.25%)                   $10.82
                                             =======

* Non-income producing security


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                        GOLDEN OAK FAMILY OF FUNDS
For the Year Ended January 31, 1996

                                                               PRIME OBLIGATION   INTERMEDIATE-TERM  DIVERSIFIED
                                                                 MONEY MARKET          INCOME          GROWTH
                                                                  PORTFOLIO           PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
 Investment Income:
   Dividend Income                                                  $   --             $   --            $188
   Interest Income                                                   9,881              5,974             432
---------------------------------------------------------------------------------------------------------------------------
     Total Investment Income                                         9,881              5,974             620
---------------------------------------------------------------------------------------------------------------------------
Expenses:
   Administration Fees                                                 330                189              72
   Waiver of Administration Fees                                        (6)                --              --
   Investment Advisory Fees                                            495                472             267
   Waiver of Investment Advisory Fees                                 (477)              (177)            (26)
   Investment Sub-Advisory Fees                                        124                 --              --
   Custodian Fees                                                       14                  9               5
   Transfer Agent Fees                                                  67                 35              30
   Professional Fees                                                    37                 22               7
   Registration Fees                                                    33                 15               6
   Distribution Fees(1)                                                138                  1              --
   Trustee Fees                                                          6                  4               2
   Printing Expenses                                                    15                 12               3
   Amortization of Organizational Costs                                 17                 29              28
   Other Expenses                                                        6                  3               2
---------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                    799                614             396
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                             9,082              5,360             224
---------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain on Securities Sold                                  5              1,628           3,411
   Net Change in Unrealized Appreciation on Investments                 --              4,323           2,316
---------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments                     5              5,951           5,727
---------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting From Operations                  9,087             11,311           5,951
===========================================================================================================================

(1)  All distribution fees are incurred in the Class B Shares.


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
For the Periods Ended January 31,


                                                                                         PRIME OBLIGATION
                                                                                           MONEY MARKET
                                                                                            PORTFOLIO
                                                                                 -------------------------------
                                                                                  1996                    1995
------------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net Investment Income                                                          $9,082                  $4,371
  Net Realized Gain (Loss) on Securities Sold                                         5                     (13)
  Net Change in Unrealized Appreciation (Depreciation) on Investments                --                      --
------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Investment Operations        9,087                   4,358
------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income
    Class A                                                                      (6,154)                 (3,990)
    Class B                                                                      (2,928)                   (382)
  Realized Net Gains
    Class A                                                                          --                      --
    Class B                                                                          --                      --
------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                          (9,082)                 (4,372)
------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Class A:
    Proceeds from Shares Issued                                                 230,201                 155,032
    Reinvestment of Cash Distributions                                                7                       4
    Cost of Shares Redeemed                                                    (231,879)               (163,135)
------------------------------------------------------------------------------------------------------------------
    Total Class A Share Transactions                                             (1,671)                 (8,099)
------------------------------------------------------------------------------------------------------------------
  Class B:
    Proceeds from Shares Issued                                                 674,637                 107,197
    Reinvestment of Cash Distributions                                              123                       6
    Cost of Shares Redeemed                                                    (620,486)                (86,288)
------------------------------------------------------------------------------------------------------------------
    Total Class B Share Transactions                                             54,274                  20,915
------------------------------------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From Capital Share Transactions            52,603                  12,816
------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease) in Net Assets                                      52,608                  12,802
------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period                                                           130,094                 117,292
------------------------------------------------------------------------------------------------------------------
  End of Period                                                                $182,702                $130,094
==================================================================================================================
Shares Issued and Redeemed
  Class A:
    Issued                                                                      230,201                 155,032
    Issued in Lieu of Cash Distributions                                              7                       4
    Redeemed                                                                   (231,879)               (163,135)
------------------------------------------------------------------------------------------------------------------
      Total Class A Share Transactions                                           (1,671)                 (8,099)
------------------------------------------------------------------------------------------------------------------
  Class B:
    Issued                                                                      674,637                 107,197
    Issued in Lieu of Cash Distributions                                            123                       6
    Redeemed                                                                   (620,486)                (86,288)
------------------------------------------------------------------------------------------------------------------
      Total Class B Share Transactions                                           54,274                  20,915
------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Capital Shares                                            52,603                  12,816
==================================================================================================================

The accompanying notes are an integral part of the financial statements.

                                                    GOLDEN OAK FAMILY OF FUNDS


                                                                              INTERMEDIATE-TERM                 DIVERSIFIED
                                                                                   INCOME                         GROWTH
                                                                                  PORTFOLIO                      PORTFOLIO
                                                                              ------------------             --------------------
                                                                               1996        1995               1996        1995
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net Investment Income                                                       $5,360      $3,778               $224        $209
  Net Realized Gain (Loss) on Securities Sold                                  1,628      (2,162)             3,411        (376)
  Net Change in Unrealized Appreciation (Depreciation) on Investments          4,323      (2,504)             2,316      (1,320)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Investment Operations    11,311        (888)             5,951      (1,487)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income
    Class A                                                                   (5,347)     (3,761)              (237)       (209)
    Class B                                                                      (13)        (17)                (1)         (1)
  Realized Net Gains
    Class A                                                                       --          (5)            (4,216)       (562)
    Class B                                                                       --          --                (22)         (2)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (5,360)     (3,783)            (4,476)       (774)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Class A:
    Proceeds from Shares Issued                                               28,102      29,647              7,863      13,863
    Reinvestment of Cash Distributions                                            --           1                 17          --
    Cost of Shares Redeemed                                                   (9,830)     (9,266)           (17,509)     (3,639)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Class A Share Transactions                                          18,272      20,382             (9,629)     10,224
-----------------------------------------------------------------------------------------------------------------------------------
  Class B:
    Proceeds from Shares Issued                                                   10          25                 46          38
    Reinvestment of Cash Distributions                                             7           9                 22           3
    Cost of Shares Redeemed                                                     (138)        (61)                (2)        (76)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Class B Share Transactions                                            (121)        (27)                66         (35)
-----------------------------------------------------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From Capital Share Transactions         18,151      20,355             (9,563)     10,189
-----------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease) in Net Assets                                   24,102      15,684             (8,088)      7,928
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period                                                         80,378      64,694             33,056      25,128
-----------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                             $104,480     $80,378            $24,968     $33,056
===================================================================================================================================
Shares Issued and Redeemed
  Class A:
    Issued                                                                     2,857       3,060                737       1,341
    Issued in Lieu of Cash Distributions                                          --          --                  2          --
    Redeemed                                                                    (994)       (961)            (1,617)       (352)
-----------------------------------------------------------------------------------------------------------------------------------
      Total Class A Share Transactions                                         1,863       2,099               (878)        989
-----------------------------------------------------------------------------------------------------------------------------------
  Class B:
    Issued                                                                         1           3                  5           4
    Issued in Lieu of Cash Distributions                                           1           1                  2          --
    Redeemed                                                                     (14)         (7)                (1)         (7)
-----------------------------------------------------------------------------------------------------------------------------------
      Total Class B Share Transactions                                           (12)         (3)                 6          (3)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Capital Shares                                          1,851       2,096               (872)        986
===================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                GOLDEN OAK FAMILY OF FUNDS
For a Share Outstanding Throughout the Period
For the Periods Ended January 31,

                                                                                    RATIO    RATIO
                                                                                      OF      OF
                                 REALIZED                        NET          NET    NET      NET    RATIO OF   RATIO OF
              NET                  AND         DISTRIBUTIONS    ASSET        ASSETS INCOME  INCOME   EXPENSES  NET INCOME
             ASSET              UNREALIZED  ------------------- VALUE         END     TO      TO    TO AVERAGE TO AVERAGE
             VALUE      NET     GAIN (LOSS)    NET      NET      END           OF   AVERAGE AVERAGE NET ASSETS NET ASSETS PORTFOLIO
           BEGINNING INVESTMENT     ON      INVESTMENT REALIZED   OF   TOTAL PERIOD  NET TO   NET  (EXCLUDING  (EXCLUDING  TURNOVER
           OF PERIOD   INCOME   INVESTMENTS  INCOME     GAIN    PERIOD RETURN (000) ASSETS  ASSETS  WAIVERS)    WAIVERS)     RATE
-----------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET PORTFOLIO CLASS A
    1996    $1.00       0.06         --       (0.06)     --     $1.00  5.74% $107,409 0.40%  5.60%    0.70%      5.30%       N/A
    1995     1.00       0.04         --       (0.04)     --      1.00  4.21   109,076 0.40   4.20     0.68       3.92        N/A
    1994(1)  1.00       0.03         --       (0.03)     --      1.00  2.87   117,188 0.40   2.83     0.67       2.56        N/A
PRIME OBLIGATION MONEY MARKET PORTFOLIO CLASS B
    1996    $1.00       0.05         --       (0.05)     --     $1.00  5.47%   $75,293 0.65% 5.31%    0.95%      5.01%       N/A
    1995     1.00       0.04         --       (0.04)     --      1.00  3.95     21,018 0.65  3.95     0.93       3.67        N/A
    1994(2)  1.00         --         --          --      --      1.00  2.90*       104 0.65* 2.68*    0.93*      2.40*       N/A
INTERMEDIATE-TERM INCOME PORTFOLIO CLASS A
    1996    $9.52       0.56       0.63       (0.56)     --    $10.15 12.83%  $104,270 0.65% 5.68%    0.84%      5.49%    121.47%
    1995    10.19       0.50      (0.67)      (0.50)     --      9.52 (1.61)    80,064 0.65  5.21     0.86       5.00     141.51
    1994(1) 10.00       0.46       0.23       (0.46)  (0.04)    10.19  6.99     64,329 0.65  4.47     0.83       4.29      71.73
INTERMEDIATE-TERM INCOME PORTFOLIO CLASS B+
    1996    $9.52       0.54       0.63       (0.54)     --    $10.15 12.54%      $210 0.90% 5.49%    1.09%      5.30%    121.47%
    1995    10.19       0.48      (0.67)      (0.48)     --      9.52 (1.85)       314 0.90  4.96     1.11       4.75     141.51
    1994(3) 10.12       0.31       0.11       (0.31)  (0.04)    10.19  6.72*       365 0.90* 4.27*    1.08*      4.09*     71.73
DIVERSIFIED GROWTH PORTFOLIO CLASS A
    1996   $10.00       0.07       1.74       (0.07)  (1.48)   $10.26 18.81%   $24,775 1.10% 0.62%    1.17%      0.55%    189.48%
    1995    10.82       0.08      (0.64)      (0.08)  (0.18)    10.00 (5.24)    32,931 1.10  0.74     1.24       0.60      84.00
    1994(1) 10.00       0.08       0.82       (0.08)     --     10.82  9.08     24,955 1.10  0.77     1.21       0.66      68.91
DIVERSIFIED GROWTH PORTFOLIO CLASS B+
    1996    $9.96       0.04       1.72       (0.04)  (1.48)   $10.20 18.43%      $193 1.35% 0.30%    1.42%      0.23%    189.48%
    1995    10.81       0.05      (0.67)      (0.05)  (0.18)     9.96 (5.76)       125 1.35  0.49     1.49       0.35      84.00
    1994(3)  9.54       0.02       1.27       (0.02)     --     10.81 22.00*       173 1.35* 0.33*    1.45*      0.23*     68.91
===================================================================================================================================

*  Annualized
+  Total return does not reflect the sales charge.
(1)      Commenced operations February 1, 1993.
(2)      Commenced operations January 20, 1994.
(3)      Commenced operations June 18, 1993.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                      GOLDEN OAK FAMILY OF FUNDS
January 31, 1996


1. Organization:
THE GOLDEN OAK FAMILY OF FUNDS are separate investment Portfolios of The Arbor Fund (the "Trust"). The Trust was organized as a Massachusetts Business Trust under a Declaration of Trust dated July 24, 1992 and had no operations through February 1, 1993 other than those related to organizational matters and the sale of initial shares to SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation, on October 9, 1992. The Trust is registered under the investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management company. The financial statements included herein relate to the Trust's Golden Oak Prime Obligation Money Market Portfolio ("the Money Market Portfolio"), Golden Oak Diversified Growth Portfolio ("the Equity Portfolio"), and the Golden Oak Intermediate-Term Income Portfolio ("the Bond Portfolio") (together, the "Portfolios"). The Portfolios' prospectus provides a description of each Portfolio's investment objectives, policies and strategies. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies followed by the Portfolios.
     SECURITY VALUATION--Investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general trustee supervision. Investment securities held by the Money Market Portfolio are stated at amortized cost which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income. FEDERAL INCOME TAXES--It is each Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required in the financial statements. SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual method of accounting. Costs used in determining realized gains and losses on sales of investment securities are those of the specific securities sold. Purchase discounts and premiums on securities held by the Bond Portfolio are accreted and amortized to maturity using the effective interest method. REPURCHASE AGREEMENTS--The Portfolios invest in tri-party repurchase agreements. Securities held as collateral for tri-party

NOTES TO FINANCIAL STATEMENTS (continued)            GOLDEN OAK FAMILY OF FUNDS
January 31, 1996

     repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization and/or retention of the collateral by the Portfolios may be delayed or limited. NET ASSET VALUE PER SHARE--The net asset value per share of each Portfolio is calculated on each business day. In general, it is computed by dividing the assets of each Portfolio, less its liabilities, by the number of outstanding shares of the Portfolio. CLASSES OF SHARES--Class specific expenses are borne by that class. Income, expenses and realized and unrealized gains and losses are allocated to the respective classes on the basis of their relative daily net assets.
     EXPENSES--Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Trust are prorated to the Portfolios on the basis of relative net assets.
     OTHER--Distributions from net investment income are declared and paid monthly to Shareholders of the Equity Portfolio. Distributions from net investment income for the Money Market Portfolio and the Bond Portfolio are declared daily and paid to Shareholders on a monthly basis. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

3. Administration and Distribution Agreements:
The Trust and the Administrator have entered into an Administration Agreement (the "Administration Agreement"). Under terms of the Administration Agreement, the Administrator is entitled to a fee which is calculated daily and paid monthly at an annual rate of .20% of the average daily net assets of each of the Portfolios.

The Administrator has voluntarily agreed to waive a portion of its fee on the Money Market Portfolio. Fee waivers are voluntary and may be terminated at any time.

The Administrator serves as the shareholder servicing agent for the Portfolios. Compensation for this service is paid under the Administration Agreement.

The Trust and SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Corporation, have entered into a Distribution Agreement (the "Distribution Agreement"). The Distributor receives no fees for its distribution services under the Distribution Agreement. The Trustees have adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan") on behalf of the Class B shares. The Plan provides for payment to the Distributor at an annual rate of .25% of the average daily net assets for the Class B shares of each Portfolio.

4. Investment Advisory Agreement:

The Trust has entered into an Investment Advisory Agreement with Citizens Commercial &Savings Bank (the "Adviser") dated January 28, 1993 under which the Adviser receives an annual fee equal to .74% of the average daily net assets of the Equity Portfolio, .50% of the average daily net assets of the Bond Portfolio and .30% of the average daily net assets of the Money Market

NOTES TO FINANCIAL STATEMENTS (continued)            GOLDEN OAK FAMILY OF FUNDS
January 31, 1996


Portfolio. The Adviser has voluntarily agreed to waive all or a portion of its fees (and to reimburse each Portfolio's expenses) in order to limit operating expenses of the Class A and Class B shares (exclusive of distribution expenses) to not more than 1.10% of the average daily net assets of the Equity Portfolio,
 .65% of the average daily net assets of the Bond Portfolio and .40% of the average daily net assets of the Money Market Portfolio. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

Wellington Management Company (the "Sub-Adviser") serves as the investment Sub-Adviser for the Money Market Portfolio pursuant to a sub-advisory agreement dated January 28, 1993 with the Trust and the Adviser. The Sub-Adviser receives an annual fee, computed daily and paid monthly, equal to .075% of the average daily net assets of the Portfolio.

Nicholas-Applegate Capital Management serves as the investment Sub-Adviser for the Equity Portfolio pursuant to a sub-advisory agreement dated September 1, 1995 with the Adviser.

5. Organizational Costs and Transactions with
Affiliates:

Organizational costs have been capitalized by the Trust and are being amortized over sixty months beginning with the commencement of operations. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain officers and Trustees of the Trust are also officers of the Administrator and/or Distributor. Such officers and Trustees are not compensated by the Trust for serving in their respective roles.

6. Investment Transactions:

The cost of security purchases and the proceeds from the sale of securities, other than short term investments during the year ended January 31, 1996, were as follows:
                     INTERMEDIATE-TERM  DIVERSIFIED
                          INCOME          GROWTH
----------------------------------------------------
                           (000)           (000)
Purchases:
   U.S. Government      $106,093             $ --
   Other                  21,853           60,992
Sales:

   U.S. Government       $77,288             $ --
   Other                  21,463           70,934

At January 31, 1996, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on investment securities at January 31, 1996 for the Equity and Bond Portfolios are as follows:

                     INTERMEDIATE-TERM  DIVERSIFIED
                          INCOME          GROWTH
--------------------------------------------------------
                           (000)           (000)
Aggregate Gross
   Unrealized
   Appreciation           $2,454            $3,391
Aggregate Gross
   Unrealized
   Depreciation              (47)             (502)
                          ------            ------
Net Unrealized
   Appreciation           $2,407            $2,889
                          ======            ======

NOTES TO FINANCIAL STATEMENTS (concluded)            GOLDEN OAK FAMILY OF FUNDS
January 31, 1996


At January 31, 1996, the following Portfolios had available realized capital losses to offset future net capital gains through fiscal year ended:

                                             2003
                                             (000)
                                             ----
Intermediate-Term Income                     $534
Diversified Growth                              8

7. Concentration of Credit Risk:

The Money Market Portfolio invests primarily in money market instruments maturing in one year or less whose ratings are within the highest ratings category assigned by a nationally recognized statistical rating organization or, if not rated, are believed to be of comparable quality. The Bond Portfolio invests primarily in debt marketable instruments. The market value of these investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of debt securities generally rise. Conversely, during periods of rising interest rates the values of such securities generally decline. The ability of the issuers of the securities held by these Portfolios to meet their obligations may be affected by economic and political developments in a specific industry, state or region. Changes by recognized rating organizations in the ratings of any debt security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

SHAREHOLDER VOTING RESULTS (UNAUDITED)
--------------------------------------

There was a special meeting of shareholders on May 15, 1995 for the Trust to approve the selection of Nicholas-Applegate Capital Management ("Nicholas-Applegate") as the Investment Sub-Adviser for the Diversified Growth Portfolio, and to approve a new Investment Sub-Advisory Agreement relating to the Portfolio between Citizens Commercial & Savings Bank, the Portfolio's investment adviser, and Nicholas-Applegate. At the same meeting it was proposed to amend the investment objective of the Diversified Growth Portfolio to state that the Portfolio seeks to provide total return. The following were the results of the vote:

           SUB-ADVISER  CHANGE INVESTMENT OBJECTIVE
For          3,320,343             3,320,343
Against          0                     0
Abstain          0                     0

There were no other proposals voted upon at such meeting.

                             NOTICE TO SHAREHOLDERS
                                       OF
                         THE GOLDEN OAK FAMILY OF FUNDS
                                   (UNAUDITED)

For shareholders that do not have a January 31, 1996 tax year end, this notice is for informational purposes only. For shareholders with a January 31, 1996 tax year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended January 31, 1996, each portfolio is designating the following items with regard to distributions paid during the year.
                                    (A)               (B)             (C)
                                 LONG TERM      ORDINARY INCOME      TOTAL
                               CAPITAL GAINS     DISTRIBUTIONS   DISTRIBUTIONS
PORTFOLIO                       (TAX BASIS)       (TAX BASIS)     (TAX BASIS)
-------------------------------------------------------------------------------
Prime Obligation                    0%               100%            100%
Intermediate-Term Income            0%               100%            100%
Diversified Growth                  63%               37%            100%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                    (D)               (E)             (F)
                                QUALIFYING        TAX EXEMPT        FOREIGN
PORTFOLIO                      DIVIDENDS(1)        INTEREST       TAX CREDIT
-------------------------------------------------------------------------------
Prime Obligation                    0%                0%              0%
Intermediate-Term Income            0%                0%              0%
Diversified Growth                  52%               0%              0%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction. * Items (A) and (B) are based on a percentage of each portfolio's distributions. ** Items (D), (E), and (F) are based on a percentage of ordinary income distributions of each portfolio.

BUILD YOUR FAMILY'S FUTURE
WITH PEOPLE YOU TRUST.




THE GOLDEN OAK FAMILY OF FUNDS
PRIME OBLIGATION MONEY MARKET PORTFOLIO
INTERMEDIATE-TERM INCOME PORTFOLIO
DIVERSIFIED GROWTH PORTFOLIO

INVESTMENT ADVISER:
CITIZENS COMMERCIAL &SAVINGS BANK
328 SOUTH SAGINAW STREET
FLINT,MI 48502

DISTRIBUTOR:
SEI FINANCIAL SERVICES COMPANY
680 EAST SWEDESFORD ROAD
WAYNE, PA 19087




FOR INFORMATION, CALL:
1-800-808-4920
CIT-F-006-04

                                 THE ARBOR FUND

                                [GRAPHIC OMITTED]

                         CALIFORNIA TAX-EXEMPT PORTFOLIO
                        INSTITUTIONAL TAX-FREE PORTFOLIO







                                  ANNUAL REPORT
                                JANUARY 31, 1996










                                   Advised By
                    PNC Institutional Management Corporation

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees
California Tax-Exempt and Institutional
Tax-Free Portfolios of
The Arbor Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Tax-Exempt and Institutional Tax-Free Portfolios of The Arbor Fund (hereafter referred to as the "Fund") at January 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1996, by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Philadelphia, PA
March 8, 1996

STATEMENT OF NET ASSETS                                THE ARBOR FUND
January 31, 1996                                    Face
 CALIFORNIA TAX-EXEMPT                              Amount     Value
 PORTFOLIO                                          (000)      (000)
----------------------------------------------------------------------
MUNICIPAL BONDS -- 99.5%
CALIFORNIA -- 98.2%
Big Bear Lake, California Industrial
    Development Revenue, Southwest Gas
    Project, Ser A, AMT (A) (B) (C)
    3.050%, 02/07/96 ...........................   $ 5,100   $ 5,100
California Department of Water Resources,
    Central Valley Project, Ser N-V1 (A) (B) (C)
    3.100%, 02/07/96 ...........................     7,100     7,100
California Health Facilities Financing
    Authority, Adventist Health
    Systems, Ser A (A) (B) (C)
    2.900%, 02/07/96 ...........................     6,000     6,000
California Health Facilities Financing
    Authority, Catholic Healthcare West,
    Ser 95C, MBIA (A) (B) (C)
    2.850%, 02/07/96 ...........................    10,000    10,000
California Health Facilities Financing
    Authority, Kaiser Permanente,
    Ser 93A (A) (B)
    2.800%, 02/07/96 ...........................     8,000     8,000
California Health Facilities Financing
    Authority, Kaiser Permanente,
    Ser 93B (A) (B)
    2.800%, 02/07/96 ...........................     3,600     3,600
California Health Facilities Financing
    Authority, Scripps Memorial Hospital,
    Ser 91B, MBIA (A) (B) (C)
    2.900%, 02/07/96 ...........................     6,700     6,700
California Pollution Control Financing
    Authority, Burney Forrest Project,
    Ser 84, AMT (A) (B) (C)
    3.750%, 02/01/96 ...........................     1,000     1,000
California Pollution Control Financing
    Authority, Exxon Project (A) (B)
    3.500%, 02/01/96 ...........................     1,600     1,600
California Pollution Control Financing
    Authority, Pacific Gas & Electric,
    Ser 88A, TECP (C)
    3.150%, 02/01/96 ...........................     7,000     7,000
California Pollution Control Financing
    Authority, Pacific Gas & Electric,
    Ser 88C, TECP  (C)
    3.050%, 02/07/96 ...........................     3,800     3,800
California Pollution Control Financing
    Authority, Pacific Gas & Electric,
    Ser C, TECP (C)
    3.150%, 02/02/96 ...........................     4,000     4,000
    3.650%, 02/09/96 ...........................     9,500     9,500

                                            Face
 CALIFORNIA TAX-EXEMPT                     Amount     Value
 PORTFOLIO(continued)                       (000)     (000)
------------------------------------------------------------
California Pollution Control Financing
    Authority, Shell Oil Project,
    Ser 85A, AMT (A) (B)
    3.700%, 02/01/96 ...................   $ 2,300   $ 2,300
California Pollution Control Financing
    Authority, Shell Oil Project,
    Ser 94B, AMT (A) (B)
    3.700%, 02/01/96 ...................       200       200
California Pollution Control Financing
    Authority, Sierra Pacific Project
    (A) (B) (C)
    3.300%, 02/07/96 ...................     7,400     7,400
California Pollution Control Financing
    Authority, U.S. Borax Project,
    Ser 95A (A) (B) (C)
    3.200%, 02/07/96 ...................     5,100     5,100
California State RAW, BTP92
    Ser 94C (A) (B) (C) (D)
    3.390%, 02/07/96 ...................    10,000    10,000
California State RAW, Ser C, FGIC (C)
    5.750%, 04/25/96 ...................     9,150     9,192
California Statewide Communities
    Development Authority, Chevron
    USA Project, Ser 94, AMT (A) (B)
    3.700%, 02/01/96 ...................     1,190     1,190
California Statewide Communities
    Development Authority, Irvine County
    Project, Ser 95A-1 (A) (B) (C)
    2.800%, 02/07/96 ...................     6,000     6,000
California Statewide Communities
    Development Authority, Irvine County
    Project, Ser 95A-5 (A) (B) (C)
    2.850%, 02/07/96 ...................     3,900     3,900
California Statewide Communities
    Development Authority, Irvine County
    Project, Ser 95A-6 (A) (B) (C)
    2.850%, 02/07/96 ...................     4,500     4,500
California Statewide Communities
    Development Authority, St. Joseph
    Health Systems Group (A) (B) (C)
    3.200%, 02/01/96 ...................     1,300     1,300
Chula Vista, California, San Diego Gas
    & Electric, Ser 92B, AMT (A) (B)
    3.050%, 02/07/96 ...................     1,000     1,000
Contra Costa County, California, Multi-
    Family Housing Park Regency,
    Ser A, AMT (A) (B) (C)
    3.400%, 02/07/96 ...................    20,400    20,400

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)            THE ARBOR FUND
January 31, 1996                             Face
 CALIFORNIA TAX-EXEMPT                      Amount     Value
 PORTFOLIO(continued)                        (000)     (000)
--------------------------------------------------------------
Contra Costa, California, Transportation
    Authority Sales Tax Revenue,
    Ser A, FGIC (A) (B) (C)
    2.900%, 02/07/96 ....................   $ 3,500   $ 3,500
Corona, California, Multi-Family
    Housing Revenue, Cog Partners
    Project, Ser 85D (A) (B) (C)
    3.475%, 02/07/96 ....................     5,200     5,200
Cupertino, California, TRAN
    4.750%, 07/05/96 ....................     5,225     5,243
Glendale, California, Reliance
    Development, Glendale Public
    Parking Project, Ser 84 (A) (B) (C)
    3.650%, 02/15/96 ....................     6,200     6,200
Huntington Park, California,
    Redevelopment Agency, Casa Rita
    Apartments, Ser 94A, AMT (A) (B) (C)
    3.350%, 02/07/96 ....................     4,000     4,000
Kings County, California, Edgewater
    Isle Project, Ser 85A (A) (B) (C)
    3.100%, 02/07/96 ....................     7,570     7,570
Los Angeles County, California,
    Housing Authority, Malibu
    Meadows II Project, Ser B (A) (B)
    3.350%, 02/07/96 ....................     2,300     2,300
Los Angeles County, California,
    Metropolitan Transportation
    Authority, Union Station Project,
    Ser A (A) (B) (C)
    2.950%, 02/07/96 ....................    14,000    14,000
Los Angeles County, California, Sales Tax
    Revenue, Ser A, FGIC (A) (B) (C)
    2.750%, 02/07/96 ....................     5,050     5,050
Los Angeles County, California, TRAN (C)
    4.500%, 07/01/96 ....................    22,200    22,264
Los Angeles, California,
    Redevelopment Agency,
    Multi-Family Housing,
    Lanewood Apartments (A) (B) (C)
    3.100%, 02/07/96 ....................       300       300
Milpitas, California, TRAN
    4.750%, 07/05/96 ....................     2,450     2,458
Monterey County, California,
    Reclamation & Distribution Project,
    Ser 95A (A) (B) (C)
    3.400%, 02/07/96 ....................     4,000     4,000
Mount Diablo, California, TRAN
    4.500%, 10/24/96 ....................    12,000    12,050

                                             Face
 CALIFORNIA TAX-EXEMPT                       Amount     Value
 PORTFOLIO(continued)                        (000)     (000)
------------------------------------------------------------------
Oakland, California, TRAN
    4.500%, 07/31/96 ....................   $ 5,000   $ 5,015
Pasadena, California, Historical
    Rehabilitation Revenue, Dodsworth
    Building Project (A) (B) (C)
    3.100%, 02/07/96 ....................     3,900     3,900
Sacramento, California, Administration
    Center and Courthouse
    Project (A) (B) (C)
    2.850%, 02/07/96 ....................     3,000     3,000
Sacramento, California, Municipal Utility
    District, Ser I, TECP (C)
    3.100%, 03/19/96 ....................     8,000     8,000
    3.100%, 03/20/96 ....................     7,000     7,000
San Bernardino County, California,
    Housing Authority, Multifamily
    Housing Revenue, Montclair
    Heritage Project, Ser A (A) (B) (C)
    2.900%, 02/07/96 ....................     4,620     4,620
San Bernardino County, California,
    Housing Authority, Multifamily
    Housing Revenue, Rialto Heritage
    Park Apartments, Ser 93 (A) (B) (C)
    2.900%, 02/07/96 ....................     4,330     4,330
San Diego, California, Housing
    Authority, Multifamily Housing
    Revenue, Lusk Mira Apartments,
    Ser 85E (A) (B) (C)
    3.050%, 02/07/96 ....................     3,600     3,600
San Diego, California, San Diego Gas
    & Electric Co., Ser 95A, TECP
    3.100%, 02/01/96 ....................     2,000     2,000
    3.050%, 02/07/96 ....................    10,200    10,200
San Diego, California, TECP
    3.600%, 02/22/96 ....................     5,000     5,000
San Francisco, California, City & County
    Financing Authority Revenue, Yerba
    Buena Garden Project (A) (B) (C)
    3.350%, 02/07/96 ....................     5,000     5,000
San Francisco, California, City & County
    Redevelopment Agency, Bayside
    Village Project, Ser A (A) (B) (C)
    3.250%, 02/07/96 ....................     7,200     7,200
San Francisco, California, City & County
    Redevelopment Agency, Multifamily
    Revenue, Fillmore Center Project,
    Ser 92B-1 (A) (B) (C)
    3.050%, 02/07/96 ....................     8,900     8,900

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                 THE ARBOR FUND
January 31, 1996                                Face
 CALIFORNIA TAX-EXEMPT                          Amount     Value
 PORTFOLIO(continued)                           (000)      (000)
------------------------------------------------------------------
San Francisco, California, TRAN
    4.500%, 07/25/96 ......................   $ 10,000   $ 10,027
San Juan Modesto-Santa Clara-Redding,
    California, San Juan Project,
    Subordinate Lien Revenue,
    Ser B, AMBAC (A) (B) (C)
    2.900%, 02/07/96 ......................      1,900      1,900
Sonoma County, California, TRAN
    4.250%, 11/01/96 ......................      9,000      9,026
Southeast Resource Recovery Facilities
    Authority, California Lease Revenue,
    Ser A (A) (B) (C)
    3.300%, 02/07/96 ......................      2,900      2,900
Southern California Public Power Authority,
    Transmission Project Revenue,
    Southern Transmission,
    Ser 91, AMBAC (A) (B) (C)
    2.750%, 02/07/96 ......................     12,100     12,100
Southern California Public Power Authority,
    Transmission Project Revenue,
    San Juan Power Project,
    MBIA (A) (B) (C) (D)
    3.300%, 02/07/96 ......................      3,360      3,360
State of California, Various Purpose GO,
    Ser 92A-2, Custodial Receipts -
    Topstar, FGIC (A) (B) (C) (D)
    3.050%, 02/07/96 ......................     10,500     10,500
Vallejo, California, Housing Authority,
    Multifamily Revenue, Crow Western
    Project-Phase II, Ser 85C (A) (B) (C)
    3.200%, 02/07/96 ......................      9,200      9,200
West Covina, California, Redevelopment
    Agency, Barranca Garvey Public
    Package (A) (B) (C)
    3.050%, 02/07/96 ......................      8,000      8,000
                                                         --------
        Total California ..................               384,795
                                                         --------
PUERTO RICO -- 1.3%
Puerto Rico Industrial, Medical, Higher
    Education and Environmental
    Pollution Control Facilities Authority
    (Ana G. Mendez Educational
    Foundation,  FEAGM Project)
    (A) (B) (C)
    3.200%, 02/07/96 ......................      5,000      5,000
                                                         --------

 CALIFORNIA TAX-EXEMPT                    Value
 PORTFOLIO(concluded)                     (000)
-------------------------------------------------
        Total Municipal Bonds
           (Cost $389,795,506) .....   $ 389,795
                                       ---------
        Total Investments -- 99.5%
           (Cost $389,795,506) .....     389,795
                                       ---------
OTHER ASSETS AND LIABILITIES -- 0.5%
Other Assets and Liabilities, Net ..       1,887
                                       ---------
Total Other Assets and Liabilities .       1,887
                                       ---------


NET ASSETS:
Portfolio Shares (unlimited
    authorization - no par value)
    based on 391,745,363 outstanding
    shares of beneficial interest ..     394,787
Accumulated Net Realized Loss
    on Investments .................      (3,105)
                                       ---------
Total Net Assets: (100.0%) .........   $ 391,682
                                       =========
Net Asset Value, Offering Price
    and Redemption Price Per Share--   $    1.00
                                       =========

(A) Variable Rate Securities - the rate reported in the Statement of Net Assets is the rate in effect on January 31, 1996.
(B) Put or Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the lesser of the put, demand or maturity date.
(C) Securities are held in connection with a letter of credit or standby bond purchase agreement issued by a major commercial bank or other financial institution.
(D) Tax-exempt derivative securities relating to municipal obligations, including tender option bonds, participations, beneficial interests in trusts and partnership interests.

AMBAC -- American Municipal Bond Assurance Company
AMT   -- Alternative Minimum Tax
FGIC  -- Financial Guaranty Insurance Company
GO    -- General Obligation
MBIA  -- Municipal Bond Investors Assurance
RAW   -- Revenue Anticipation Warrant
Ser   -- Series
TECP  -- Tax Exempt Commercial Paper
TRAN  -- Tax and Revenue Anticipation Note

     The accompanying notes are an integral part of thefinancial statements.

STATEMENT OF NET ASSETS (continued)       THE ARBOR FUND
January 31, 1996                        Face
 INSTITUTIONAL TAX-FREE                 Amount    Value
 PORTFOLIO                              (000)     (000)
---------------------------------------------------------
MUNICIPAL BONDS -- 99.7%
ARIZONA -- 2.6%
Maricopa County, Arizona, PCRB,
    Arizona Public Services
    Corporation, (C)
    3.400%, 02/01/96 ................   $3,000   $3,000
                                                 ------
CALIFORNIA -- 4.4%
California State, Higher Education
    Loan Authority, Student Loan
    Refunding, Ser 95E-5,
    AMT, (C)
    4.250%, 06/01/96 ................    1,000    1,000
California State, Higher Education
    Loan Authority Student Loan
    Refunding, Ser 87-A, (C)
    3.900%, 07/01/96 ................    2,300    2,300
Southeast Resource Recovery
    Facilities Authority, California,
    Ser A, (A) (B) (C)
    3.300%, 02/07/96 ................    1,800    1,800
                                                 ------
        Total California ............             5,100
                                                 ------
COLORADO -- 1.8%
Arapahoe County, Colorado CSX
    Beckett Aviation Project,
    Ser 83 (A) (B) (C)
    3.480%, 02/15/96 ................    1,900    1,900
Colorado State, Frasier Meadows
    Manor Project,
    Ser 94, (A) (B) (C)
    3.250%, 02/01/96 ................      210      210
                                                 ------
        Total Colorado ..............             2,110
                                                 ------
GEORGIA -- 4.2%
Burke County, Georgia, PCRB,
    Ogelthorpe Power Corporation
    Project, Ser A
    3.050%, 02/07/96 ................    1,400    1,400
Fulton County, Georgia, The Alfred
    and Adele Davis Academy Project,
    Ser 1995, (A) (B) (C)
    3.300%, 02/01/96 ................    3,500    3,500
                                                 ------
        Total Georgia ...............             4,900
                                                 ------

                                                     Face
 INSTITUTIONAL TAX-FREE                              Amount     Value
 PORTFOLIO(continued)                                (000)     (000)
----------------------------------------------------------------------
HAWAII -- 4.0%
State of Hawaii, GO, Custodial Receipts -
    Topstar, Ser A-7, (A) (B) (C)
    3.150%, 02/07/96 ............................   $ 4,700   $ 4,700
                                                              -------
ILLINOIS -- 14.1%
Chicago, Illinois, GO, (A) (B) (C)
    3.750%, 05/01/96 ............................     2,800     2,800
Illinois State, Development Finance
    Authority, Illinois Power Company
    Project, Ser B, (A) (B) (C)
    3.200%, 02/07/96 ............................     3,300     3,300
Illinois State, Development Authority,
    Webster Wayne Shopping Center
    Project, (A) (B) (C)
    3.300%, 02/08/96 ............................     3,000     3,000
Illinois State, Educational Facilities Authority,
    Depaul University Project, (A) (B) (C)
    3.450%, 02/07/96 ............................     2,300     2,300
Illinois State, Educational Facilities Authority,
    Art Institute of Chicago, (A) (B) (C)
    3.150%, 02/07/96 ............................     3,000     3,000
    3.450%, 02/07/96 ............................     2,000     2,000
                                                              -------
        Total Illinois ..........................              16,400
                                                              -------
INDIANA -- 0.1%
Hammond, Indiana, PCRB, Amoco Oil
    Project, (A) (B)
    3.650%, 02/01/96 ............................       100       100
                                                              -------
LOUISIANA -- 1.8%
Jefferson Parish, Louisiana, Hospital
    Service District No.2, FGIC, (A) (B),
    3.100%, 02/07/96 ............................     2,100     2,100
                                                              -------
MARYLAND -- 8.1%
Maryland State, Health and Higher
    Education Authority, Helix Health
    Hospital Issue, Ser A, (A) (B) (C)
    3.300%, 02/08/96 ............................     5,000     5,000
Montgomery County, Maryland, Housing
    Opportunities Commission,
     Ser B, Annual Mandatory Tender, FHA
    3.900%, 11/14/96 ............................     4,500     4,500
                                                              -------
        Total Maryland ..........................               9,500
                                                              -------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)             THE ARBOR FUND
January 31, 1996
                                              Face
 INSTITUTIONAL TAX-FREE                       Amount    Value
 PORTFOLIO(continued)                         (000)     (000)
--------------------------------------------------------------
MISSISSIPPI -- 3.1%
Jackson County, Mississippi, Chevron USA
    Project, Ser 93, (A) (B)
    3.650%, 02/01/96 ......................   $3,610   $3,610
                                                       ------
MISSOURI -- 7.6%
Missouri State, Health and Educational
    Facilities Authority, School District
    Funding Program, Ser 95 H
    4.500%, 08/19/96 ......................    2,500    2,507
Missouri State, Health and Educational
    Facilities Authority, Saint Anthony's
    Medical Center, (A) (B) (C)
    3.500%, 02/06/96 ......................    3,700    3,700
St. Louis, Missouri, Industrial Development
    Authority, American Cancer Society,
    (A) (B) (C)
    3.650%, 02/07/96 ......................    2,700    2,700
                                                       ------
        Total Missouri ....................             8,907
                                                       ------
NEW YORK -- 4.5%
Nassau County, New York,
    Ser 95-B, TAN
    4.500%, 04/15/96 ......................    1,500    1,502
New York State, Local Government
    Assistance Corporation,
    Ser 95-E (A) (B) (C)
    2.950%, 02/07/96 ......................    3,700    3,700
                                                       ------
        Total New York ....................             5,202
                                                       ------
NORTH CAROLINA -- 7.5%
Raleigh Durham, North Carolina, Airport
    Authority, American Airlines Project
    Ser B, (A) (B) (C)
    3.750%, 02/01/96 ......................    4,200    4,200
Wake County, North Carolina, Pollution
    Control Authority, Carolina Power and
    Light Project, Ser B, (A) (B) (C)
    3.550%, 02/07/96 ......................    4,500    4,500
                                                       ------
        Total North Carolina ..............             8,700
                                                       ------
OREGON -- 8.0%
Klamath Falls, Oregon, Electric Revenue,
    Salt Caves Hydroelectric Project,
    Ser 86D
    4.400%, 05/02/96 ......................    4,380    4,380

                                                 Face
 INSTITUTIONAL TAX-FREE                          Amount     Value
 PORTFOLIO(continued)                            (000)     (000)
------------------------------------------------------------------
Oregon State, Health, Housing, Educational,
     & Cultural Facilities Authority, Guide
    Dogs For the Blind Project,
    Ser A, (A) (B) (C)
    3.100%, 02/08/96 .........................   $3,000   $3,000
Oregon State, GO, Ser 73-G, (A) (B) (C)
    3.350%, 02/07/96 .........................    2,000    2,000
                                                          ------
        Total Oregon .........................             9,380
                                                          ------
PENNSYLVANIA -- 4.1%
Beaver County, Pennsylvania, Toledo
    Edison Project, Ser 92-E, (C)
    3.850%, 03/06/96 .........................    1,200    1,200
Pennsylvania State, Higher Education
    Authority, Carnegie Melon University,
    (A) (B) (C)
    3.700%, 02/01/96 .........................      200      200
Sayre, Pennsylvania, Health Care Facilities
    Authority, Ser K, AMBAC (A) (B) (C)
    3.100%, 02/07/96 .........................    3,400    3,400
                                                          ------
        Total Pennsylvania ...................             4,800
                                                          ------
SOUTH CAROLINA -- 2.9%
York County, South Carolina, PCRB, Saluda
    River National Rural Utilities Cooperative
    Financing Corporation, Ser 84E-1
    3.800%, 02/15/96 .........................    3,400    3,400
                                                          ------
SOUTH DAKOTA -- 1.8%
Lawrence County, South Dakota, PCRB,
    Homestake Mining Project, Ser 83
    (A) (B) (C)
    3.250%, 02/07/96 .........................    2,100    2,100
                                                          ------
TENNESSEE -- 2.7%
Metropolitan Tennessee, Nashville &
    Davidson General Accident Insurance
    Project, Ser 86, AMT,
    4.100%, 05/01/96 .........................    3,200    3,200
                                                          ------
TEXAS -- 4.7%
Brazos River, Texas, Dow Chemical Project,
    Ser 91, TECP
    3.500%, 03/25/96 .........................    2,000    2,000
Gulf Coast, Texas, PCRB, Amoco Oil
    Company Project, Ser 92, (A) (B)
    3.400%, 02/01/96 .........................      800      800

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)               THE ARBOR FUND
January 31, 1996
                                               Face
 INSTITUTIONAL TAX-FREE                        Amount     Value
 PORTFOLIO(continued)                          (000)     (000)
-------------------------------------------------------------------------
Red River, Texas, PCRB, Southwestern
    Public Service Corporation Project,
    (A) (B) (C)
    3.100%, 02/08/96 .....................   $  2,700   $  2,700
                                                        --------
        Total Texas ......................                 5,500
                                                        --------
UTAH -- 2.8%
Intermountain, Utah, Power Agency,
    Ser 85F, (C)
    3.750%, 03/15/96 .....................      3,300      3,300
                                                        --------
VERMONT -- 2.2%
Vermont State,  Educational & Health
    Facilities Authority, VHA New England,
    Ser 85-G, AMBAC (A) (B) (C)
    3.150%, 02/07/96 .....................      2,560      2,560
                                                        --------
WASHINGTON -- 3.9%
Washington State, Public Power Supply
    System, Nuclear Project Number 1,
    Ser 1A2 (A) (B) (C)
    3.100%, 02/07/96 .....................      4,600      4,600
                                                        --------
WISCONSIN -- 2.8%
Whitewater, Wisconsin, Trek Bicycle
    Corporation Project, Ser 95,
    AMT, (A) (B) (C)
    3.450%, 02/08/96 .....................      3,235      3,235
                                                        --------
        Total Municipal Bonds
           (Cost $116,403,978) ...........               116,404
                                                        --------
        Total Investments -- 99.7%
           (Cost $116,403,978) ...........               116,404
                                                        --------
OTHER ASSETS AND LIABILITIES -- 0.3%
Other Assets and Liabilities, Net ........                   332
                                                        --------
Total Other Assets and Liabilities .......                   332
                                                        --------

 INSTITUTIONAL TAX-FREE                      Value
 PORTFOLIO(concluded)                        (000)
----------------------------------------------------
NET ASSETS:
Portfolio Shares (unlimited
    authorization - no par value) based
    on 116,758,647 outstanding shares
    of beneficial interest ............   $ 116,759
Accumulated Net Realized Loss
    on Investments ....................         (23)
                                          ---------
Total Net Assets: (100.0%) ............     116,736
                                          =========
Net Asset Value, Offering Price
    and Redemption Price Per Share-- ..   $    1.00
                                          =========

(A) Variable Rate Security - the rate reported in the Statement of Net Assets is the rate in effect on January 31, 1996.

(B) Put or Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the lessor of the put demand date or maturity date.

(C) Security is held in connection with a letter of credit or standby bond purchase agreement issued by a major commercial bank or other financial institution.

AMBAC -- American Municipal Bond Assurance Company
AMT   -- Alternative Minimum Tax
FGIC  -- Financial Guaranty Insurance Company
FHA   -- Federal Housing Authority
GO    -- General Obligation
PCRB  -- Pollution Control Revenue Bonds
Ser   -- Series
TAN   -- Tax Anticipation Notes
TECP  -- Tax Exempt Commercial Paper

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                                    THE ARBOR FUND
For the Year Ended January 31, 1996

                                                        CALIFORNIA    INSTITUTIONAL
                                                        TAX-EXEMPT      TAX-FREE
                                                         PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------
 Investment Income:
   Interest Income....................................   $14,944         $4,541
-----------------------------------------------------------------------------------
      Total Investment Income.........................    14,944          4,541
-----------------------------------------------------------------------------------
 Expenses:
   Administration Fees................................       908            349
   Waiver of Administration Fees......................        --           (203)
   Investment Advisory Fees...........................       286             87
   Custodian Fees.....................................        38             16
   Transfer Agent Fees................................        56             31
   Professional Fees..................................       225             10
   Registration Fees..................................        85              6
   Trustee Fees.......................................        15              2
   Printing Expenses..................................         6              2
   Amortization of Organizational Costs...............        36             47
   Other Expenses.....................................        20              4
-----------------------------------------------------------------------------------
      Total Expenses..................................     1,675            351
-----------------------------------------------------------------------------------
   Net Investment Income..............................    13,269          4,190
   Realized Loss on Security Transactions.............    (3,043)            (4)
   Change in Unrealized Depreciation on Investments...     3,012             --
-----------------------------------------------------------------------------------
     Net Realized and Unrealized Loss on Investments..       (31)            (4)
-----------------------------------------------------------------------------------
   Increase in Net Assets Resulting From Operations...   $13,238         $4,186
===================================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)                         THE ARBOR FUND
For the Periods Ended January 31,

                                                            CALIFORNIA                 INSTITUTIONAL
                                                            TAX-EXEMPT                   TAX-FREE
                                                             PORTFOLIO                   PORTFOLIO
                                               --------------------------------   --------------------------

                                                    1996                1995          1996          1995
------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net Investment Income ...................   $    13,269         $    11,084    $     4,190    $     3,432
   Net RealizedLoss on Security Transactions        (3,043)                (61)            (4)           (18)
   Net Change in Unrealized Depreciation
     on Investments ........................         3,012              (3,012)          --             --
------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting
       from Investment Operations ..........        13,238               8,011          4,186          3,414
------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income ...................       (13,269)            (11,084)        (4,190)        (3,432)
   Net Realized Gains ......................          --                   (49)          --               (8)
------------------------------------------------------------------------------------------------------------
      Total Distributions ..................       (13,269)            (11,133)        (4,190)        (3,440)
------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued .............     1,185,021           1,243,534        862,136        739,857
   Cost of Shares Redeemed .................    (1,189,342)         (1,250,234)      (859,120)      (756,875)
------------------------------------------------------------------------------------------------------------
      Increase (Decrease) in Net Assets
        From Capital Share Transactions ....        (4,321)             (6,700)         3,016        (17,018)
------------------------------------------------------------------------------------------------------------
 Contribution of Capital From Affiliate ....            30               3,012           --             --
------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease) in
        Net Assets .........................        (4,322)             (6,810)         3,012        (17,044)
------------------------------------------------------------------------------------------------------------
 Net Assets:
   Beginning of Period .....................       396,004             402,814        113,724        130,768
------------------------------------------------------------------------------------------------------------
   End of Period ...........................   $   391,682         $   396,004    $   116,736    $   113,724
------------------------------------------------------------------------------------------------------------
 Shares Issued and Redeemed:
   Issued ..................................     1,185,021           1,243,534        862,136        739,857
   Redeemed ................................    (1,189,342)         (1,250,234)      (859,120)      (756,875)
------------------------------------------------------------------------------------------------------------
   NetIncrease (Decrease) in Share
     Transactions ..........................        (4,321)             (6,700)         3,016        (17,018)
============================================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                             THE ARBOR FUND
For a Share Outstanding Throughout the Period
For thePeriods Ended January 31,




                                    REALIZED                                 NET
              NET ASSET               AND      DISTRIBUTIONS                ASSET
                VALUE      NET     UNREALIZED    FROM NET                   VALUE
              BEGINNING INVESTMENT LOSSES ON    INVESTMENT   CONTRIBUTION  END OF  TOTAL
              OF PERIOD  INCOME    SECURITIES    INCOME       OF CAPITAL   PERIOD  RETURN
-------------------------------------------------------------------------------------------------------
 CALIFORNIA TAX-EXEMPT PORTFOLIO
    1996.....  $1.00     0.034        --         (0.034)          --       $1.00   3.42%(DOUBLE DAGGER)
    1995.....   1.00     0.027      (.008)       (0.027)         .008       1.00   2.79(DAGGER)
    1994(1)..   1.00     0.007        --         (0.007)          --        1.00   2.17*
 INSTITUTIONAL TAX-FREE PORTFOLIO
    1996.....  $1.00     0.036        --         (0.036)          --       $1.00   3.69%
    1995.....   1.00     0.028        --         (0.028)          --        1.00   2.80
    1994(1)..   1.00     0.007        --         (0.007)          --        1.00   2.20*
=======================================================================================================

                                               RATIO OF    RATIO OF
                                    RATIO OF   EXPENSES      NET
                           RATIO OF    NET        TO      INCOME TO
                           EXPENSES  INCOME     AVERAGE    AVERAGE
                              TO        TO        NET       NET
               NET ASSETS   AVERAGE  AVERAGE    ASSETS     ASSETS
                END OF        NET      NET    (EXCLUDING (EXCLUDING
              PERIOD (000)  ASSETS   ASSETS     WAIVERS)   WAIVERS)
-------------------------------------------------------------------
 CALIFORNIA TAX-EXEMPT PORTFOLIO
    1996.....   $391,682     0.42%    3.36%      0.42%     3.36%
    1995.....    396,004     0.28     2.72       0.34.     2.66
    1994(1)..    402,814     0.28*    2.14*      0.34*     2.08*
 INSTITUTIONAL TAX-FREE PORTFOLIO
    1996.....   $116,736     0.30%    3.60%      0.48%     3.42%
    1995.....    113,724     0.30     2.73       0.46      2.57
    1994(1)..    130,768     0.30*    2.17*      0.47*     2.00*
===================================================================

 *  Annualized

(DAGGER) The total return for the period ended January 31, 1995 includes the effect of a capital contribution from an affiliate of the former Adviser. Without the capital contribution, the total return would have been .74%.

(DOUBLE DAGGER) The total return for the period ended January 31, 1996 includes the effect of a capital contribution from an affiliate of the former Adviser. Without the capital contribution, the total return would have been 2.42%.

(1)             Commenced operations on October 6, 1993.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                    THE ARBOR FUND
January 31, 1996

1. Organization:
THE CALIFORNIA TAX-EXEMPT AND INSTITUTIONAL TAX-FREE PORTFOLIOS are separate investment portfolios of The Arbor Fund (the "Trust"). The Trust was organized as a Massachusetts Business Trust under a Declaration of Trust dated July 24, 1992 and had no operations through February 1, 1993 other than those related to organizational matters and the sale of initial shares to SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation, on October 9, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management company. The financial statements included herein relate to the Trust's California Tax-Exempt Portfolio and the Institutional Tax-Free Portfolio (the "Portfolios"). The Portfolio's prospectus provides a description of each Portfolio's investment objectives, policies and strategies. The assets of each portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Portfolios commenced operations on October 6, 1993 ("commencement of operations").

2.  Significant Accounting Policies:
The following is a summary of the significant accounting policies followed by the Portfolios.

     SECURITY VALUATION--Investment securities held by the Portfolios are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

     FEDERAL INCOME TAXES--It is each Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income tax is required in the financial statements.

     SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual method of accounting. Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold.

     NET ASSET VALUE PER SHARE--The net asset value per share of each Portfolio is calculated on each business day. In general, it is computed by dividing the assets of each Portfolio, less its liabilities, by the number of outstanding shares of the Portfolio.

     EXPENSES--Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Trust are prorated to the Portfolios on the basis of relative net assets.

     OTHER--Distributions from net investment income are declared daily and paid monthly to Shareholders. Any net realized gains on sales of securities are distributed to Shareholders at least annually.

3. Administration and Distribution Agreements:

The Trust and the Administrator have entered into an Administration Agreement dated January 28,1993 (the "Administration Agreement"). Under terms of the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly at an annual rate of .23% And .30% Of the average daily net assets of the California Tax-Exempt and Institutional Tax-Free Portfolios, respectively. The Administrator has agreed to

NOTES TO FINANCIAL STATEMENTS (continued)                        THE ARBOR FUND
January 31, 1996

voluntarily waive a portion of its fee in order to limit annual operating expenses to .30% of the average daily net assets of the Institutional Tax-Free Portfolio.Fee waivers by the Administrator are voluntary and may be terminated at any time. The Administrator also serves as the shareholder servicing agent for the portfolios. Compensation for this service is paid under the Administration Agreement.

The Trust and SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Corporation, have entered into a Distribution Agreement (the "Distribution Agreement"). The Distributor receives no fees for its services under the Distribution Agreement.

4. Investment Advisory Agreement:
The Trust has entered into an investment advisory agreement (the"Advisory Agreement") with PNC Institutional Management Corporation (the "Adviser"), a wholly-owned subsidiary of PNC Bank, N.A., dated December 1, 1995. Formerly, the Adviser was The Prudential Investment Corporation. Under the terms of the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .075% of the average daily net assets of each of the California Tax-Exempt and Institutional Tax-Free Portfolios up to $300 million; .070% of the average daily net assets of each such Portfolio from $300 million to $500 million; and .050% of each such Portfolio's average daily net assets over $500 million.

5.  Organizational Costs and Transactions with Affiliates:
Organizational costs have been capitalized by the Trust and are being amortized over sixty months beginning with the commencement of operations. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain Officers and Trustees of the Trust are also Officers of the Administrator and/or Distributor. Such Officers and Trustees are not compensated by the Trust for servicing in their respective roles.

On December 15, 1994, Prudential Securities Group, Inc. ("PSG"), an affiliate of the former Adviser to the Portfolio, granted to the California Tax-Exempt Portfolio (the "Portfolio") the right to require PSG to purchase from the Portfolio sufficient amounts of two bonds, at amortized cost plus accrued interest, in order to maintain the Portfolio's marked-to-market net asset value per share at no less than $.9971 (the "Agreement"). The Portfolio's rights under the Agreement provided for immediate exercise upon the occurrence of certain conditions, including reaching the date of July 19, 1995.

The securities subject to the Agreement were:

  PAR
  (000)                    DESCRIPTION
--------   -----------------------------------------
$ 5,000    Orange County TRAN, 4.5%, 7/19/95

$20,000    Orange County Teeter Note, 4.2%, 6/30/95

On the date of the Agreement, the Portfolio recorded an unrealized loss of $3,012,750 for the difference between the market value of the bonds and their amortized cost and a contribution to capital in the same amount.

NOTES TO FINANCIAL STATEMENTS (concluded)                        THE ARBOR FUND
January 31, 1996

On March 13, 1995, PSG extended the date of the Agreement until the maturity date for each security subject to the Agreement. In connection with this extension, the Portfolio recorded an unrealized loss of $29,557 and a contribution to capital in the same amount.

On June 30, 1995, the Orange County Teeter Note matured and the Portfolio received the full face amount of the note plus accrued interest. On July 19, 1995, the Portfolio exercised its right under the Agreement and put the Orange County TRAN to PSG for an amount equivalent to the full face amount plus accrued interest.

The Portfolio then recognized a realized loss of $3,042,307 and a corresponding reduction in unrealized depreciation in the Statement of Operations. The realized loss was then reclassified from the Portfolio's accumulated net realized losses to paid-in-capital. The reclassification had no effect on the Portfolio's net asset value per share.

6. Investment Transactions:

At January 31, 1996, the following Portfolios had available realized capital losses to offset future net capital gains through fiscal year ended:

                                    2003      2004
                                    (000)     (000)
                                    -----     -----
California Tax-Exempt                 61        2
Institutional Tax-Free                18        4

7. Concentration of Credit Risk:
The Portfolios invest primarily in municipal money market instruments maturing in one year or less whose ratings are within the highest ratings category assigned by a nationally recognized statistical rating organization or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific industry, state or region.

                             NOTICE TO SHAREHOLDERS
                                       OF
                                 THE ARBOR FUND
                                   (UNAUDITED)

For shareholders that do not have a January 31, 1996 tax year end, this notice is for informational purposes only. For shareholders with a January 31, 1996 tax year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended January 31, 1996, each portfolio is designating the following items with regard to distributions paid during the year.

                                                   (A)               (B)             (C)
                                                LONG TERM      ORDINARY INCOME      TOTAL
                                              CAPITAL GAINS     DISTRIBUTIONS   DISTRIBUTIONS
PORTFOLIO                                      (TAX BASIS)       (TAX BASIS)     (TAX BASIS)
-----------------------------------------------------------------------------------------------
California Tax-Exempt ...................           0%              100%             100%
Institutional Tax-Free ..................           0%              100%             100%
===============================================================================================

                                                   (D)               (E)             (F)
                                               QUALIFYING        TAX EXEMPT        FOREIGN
PORTFOLIO                                     DIVIDENDS(1)        INTEREST       TAX CREDIT
-----------------------------------------------------------------------------------------------
California Tax-Exempt ...................           0%              100%              0%
Institutional Tax-Free ..................           0%              100%              0%
===============================================================================================

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
* Items (A) and (B) are based on a percentage of each portfolio's total distributions.
** Items (D), (E), and (F) are based on a percentage of ordinary income distributions of each portfolio.

INVESTMENT ADVISOR
PNC Institutional Management Corporation

DISTRIBUTOR
SEI Financial Services Company
680 East Swedesford Road
Wayne, PA 19087

FOR MORE INFORMATION CALL:
1-800-545-6331
PIC-F-003-03

                                JANUARY 31, 1996

                                     [LOGO]

                                  THE OVB FUNDS

                          PORTFOLIOS OF THE ARBOR FUND

                                     ANNUAL
                                     REPORT
                                 TO SHAREHOLDERS

[LOGO] THE OVB FUNDS










TABLE OF CONTENTS

Letter to Shareholders...............................1
Investment Adviser's Report........................2-4
Management's Discussion & Analysis................5-11
Report of Independent Accountants...................12
Financial Statements.............................13-41
Notice to Shareholders..............................42



THE OVB FUNDS:
(BULLET) ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR
         ANY OTHER GOVERNMENT AGENCY;
(BULLET) ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY ONE VALLEY
         BANK, N.A. OR ANY OF ITS AFFILIATES;
(BULLET) INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

SEI FINANCIAL SERVICES COMPANY, THE DISTRIBUTOR OF THE OVB FUNDS, IS NOT AFFILIATED WITH ONE VALLEY BANK, N.A. ONE VALLEY BANK, N.A. SERVES AS INVESTMENT ADVISER FOR THE OVB FUNDS.

                                                                          [LOGO]
                                                                 JANUARY 31,1996
LETTER TO SHAREHOLDERS

[GRAPHIC OMITTED]
Photo of David Lee,President



DEAR OVB FUNDS SHAREHOLDER:

    IT IS ALWAYS A PLEASURE TO REPORT ON SUCCESS, AND THE YEAR 1995 BROUGHT NUMEROUS SUCCESSES FOR THE OVB FUNDS FAMILY.

    IN THEIR SECOND FULL YEAR OF OPERATION, THE OVB FUNDS GAINED MANY
NEW INVESTORS, AND ENDED THE YEAR WITH A RECORD LEVEL OF NET ASSETS. CLEARLY, INVESTORS RECOGNIZE THE VALUE OF A FAMILY OF FUNDS THAT ARE ADVISED BY THE EXPERIENCED PROFESSIONALS OF ONE VALLEY BANK.
    THIS GROWTH IN POPULARITY MAKES IT PARTICULARLY GRATIFYING THAT 1995 WAS ALSO A YEAR OF OUTSTANDING PERFORMANCE BY OUR INVESTMENT MANAGEMENT TEAM. AS DETAILED IN THIS REPORT, MANY OF OUR FUNDS OUTPERFORMED THEIR RESPECTIVE BENCHMARKS, AND BOTH OF OUR EQUITY FUNDS WERE SINGLED OUT FOR NATIONAL RECOGNITION.
    AND WHILE WE CANNOT EXPECT TO ATTAIN RECORD-SETTING PERFORMANCE EVERY YEAR, INVESTORS CAN REST ASSURED THAT WE WILL REMAIN DEDICATED TO THE PRINCIPLES THAT HAVE BROUGHT OUR FUND FAMILY SO FAR, IN SO SHORT A SPAN OF TIME, INCLUDING:

(BULLET) LOW-COST INVESTING: MUTUAL FUNDS ARE AN EXTREMELY AFFORDABLE WAY TO
         PARTICIPATE IN THE FINANCIAL MARKETS, SINCE ALL TRANSACTION COSTS AND MANAGEMENT FEES ARE SHARED BY A LARGE POOL OF INVESTORS. THE OVB FUNDS TAKE AFFORDABILITY AN IMPORTANT STEP FURTHER BY IMPOSING ABSOLUTELY NO SALES CHARGES, OR "LOADS," WHEN SHARES ARE PURCHASED OR SOLD.

(BULLET) CONVENIENCE: THE OVB FUNDS MAKE IT EASY TO INVEST IN THE STOCK, BOND,
         AND MONEY MARKETS AT ANY TIME, WITH RELATIVELY MODEST SUMS OF MONEY. THE MINIMUM INITIAL INVESTMENT IS JUST $1,000 PER PORTFOLIO, OR JUST $500 FOR RETIREMENT ACCOUNTS, AND ADDITIONAL PURCHASES MAY BE MADE FOR AS LITTLE AS $50 PER PORTFOLIO. IN ADDITION, OUR AUTOMATIC INVESTMENT PLAN ALLOWS INVESTORS TO ARRANGE FOR MONTHLY TRANSFERS OF $100 OR MORE FROM THEIR CHECKING OR SAVINGS ACCOUNTS INTO ANY OVB FUNDS PORTFOLIO.

(BULLET) PROFESSIONALISM: THE OVB FUNDS ARE ADVISED BY THE INVESTMENT
         PROFESSIONALS OF ONE VALLEY BANK, WHO HAVE OVER SEVENTY YEARS OF EXPERIENCE IN THE FIELD OF INVESTMENT MANAGEMENT. JUST AS IMPORTANT, THEY ARE OFFERED THROUGH EXPERIENCED INVESTMENT REPRESENTATIVES WHO HELP GUIDE EACH INVESTOR TOWARD SOUND FINANCIAL DECISIONS.

    REGARDLESS OF THE DIRECTION THE MARKETS TAKE IN THE COMING YEAR, WE BELIEVE THAT THE OVB FUNDS WILL CONTINUE TO OFFER A VALUABLE ALTERNATIVE FOR INDIVIDUAL AND INSTITUTIONAL INVESTORS. AND WE WOULD LIKE TO TAKE THIS OPPORTUNITY TO THANK YOU, OUR VALUED AND GROWING FAMILY OF SHAREHOLDERS, FOR YOUR CONTINUED CONFIDENCE IN THE OVB FUNDS.


                                                            /s/David Lee
                                                            David Lee
                                                            President
                                                            The Arbor Fund

INVESTMENT ADVISER'S REPORT

What a difference a year makes. Twelve months ago, in the face of disappointing results in both the stock and bond markets, we were advising our investors to remain calm and stay the course.
    Today, those who heeded this advice have been rewarded with strong, even historic gains in all three major asset classes.
    Having weathered many such market fluctuations, our portfolio managers recognized that the challenges of 1994 were a temporary aberration, brought on primarily by the Federal Reserve Board's series of interest rate hikes. As a result, they avoided panic and were able to take advantage of weaknesses in the market. The results of their patience and perspective can been seen in this report, as many of our stock, bond, and even money market funds outperformed their benchmarks by a substantial margin.
    In fact, a survey published in the January 15, 1996 edition of BANK INVESTMENT PRODUCT NEWS ranked The OVB Funds #2 among bank-sponsored proprietary mutual fund families nationwide on the basis of combined performance for the calendar year 1995.
    In addition, The OVB Emerging Growth Fund Class A tied for third place among all bank-sponsored proprietary mutual funds in the nation in that same BANK INVESTMENT PRODUCT NEWS survey.
    The OVB Emerging Growth Portfolio Class A was also rated 25th among all growth funds nationwide for the calendar year 1995 in the January 2, 1996 edition of INVESTOR'S BUSINESS DAILY, and was singled out as one of the top 100 growth funds overall in the February 19, 1996 edition of THE WALL STREET TRANSCRIPT.
    While we are proud of results like these, we understand that the rally of 1995 was temporary in nature, and the market cannot be expected to provide this type of strong upward momentum on a regular basis. Therefore, we continue to manage our funds' assets prudently and cautiously, seeking values that are not dependent on market excesses in either direction.
    We urge our shareholders to continue taking a similar approach in their own investment programs. That is, invest for the long run, avoiding the temptation to "time" your investments based on market predictions. And equally important, diversify among stock, bond, and money market funds based on your individual needs and time horizon. Finally, invest on a consistent basis, regardless of whether the markets are up or down.
    These approaches are the keys to long-term satisfaction from any investment program. And we encourage all our shareholders to work with their investment representatives to design a strategy to employ these time-tested practices.

                                                                         [LOGO]
                                                                JANUARY 31,1996

MONEY MARKET REVIEW
Money market funds performed well
overall during 1995, providing relatively steady yields at levels that significantly exceeded the current rate of inflation.
    During most of the year, the yield curve was relatively flat, meaning that there was little additional yield to be gained by extending the maturities of the money market portfolio. Therefore, it was generally beneficial to remain at the shorter end of the maturity spectrum.
    In the year ahead, we believe that money market rates may fall still further, as the market anticipates further easing by the Federal Reserve Board. However, we expect to continue to see real returns after inflation, along with the liquidity and relative stability of principal that are the traditional hallmarks of money market fund investing.

BOND MARKET REVIEW
After a traumatic year in 1994, the bond markets recovered strongly, providing exceptional levels of both income and capital appreciation.
    In a reversal of its policies from the previous year, the Federal Reserve Board declined to raise rates further, and actually appeared to ease rates somewhat. This, combined with low inflation and strong evidence that the desired "soft landing" for the economy had been achieved, led to dramatic gains in bonds across the board.
    Going forward, we believe that the fundamentals for bonds continue to be positive, as interest rate and inflation trends worldwide remain favorable.
    Potential negatives on the horizon include the continuing stalemate over a Federal budget and the ongoing debate over various flat tax proposals, which could pose challenges for municipal bonds. Still, we feel that bonds are poised for a year of better than current coupon performance, where investors earn the coupon rate and enjoy the potential for a modest measure of capital appreciation.

(CONTINUED)

EQUITY MARKET REVIEW
For the equity markets, fiscal 1995 was a history-making year. During the twelve month period ended January 31, 1996, the Dow Jones Industrial Average recorded no fewer than 75 record highs, ending the year at a level unimaginable even a few years ago: 5395.30.
    The market's surge was all the more gratifying because it followed a dismal 1994. And, like 1994, it was very much a reaction to the bond market and interest rates.
    The most interesting sector trend for the year was technology, which led the market for several months, only to lag later in the year as investors punished any hint of earnings disappointment from technology companies. Otherwise, there were broad gains in virtually all major sectors, particularly the medical and financial services industries.
    For 1996, we believe the fundamentals for equities remain positive, with moderate inflation and declining short-term interest rates providing the environment for healthy corporate earnings and further expansion in price/earnings ratios.

CONCLUSION
Ultimately, we can be grateful that the lessons of 1994 and 1995 coincided with the first two full years of our fund family's operations. No two years in recent memory better illustrate the value of patience and perseverance when approaching the investment markets.
    We hope these examples from the past, through their sharp contrasts and divergent results, will prove helpful in guiding our investors toward sound long-term investment strategies in the future.


/s/J. Randy Valentine

J. Randy Valentine
Senior Vice President
One Valley Bank

                                                                         [LOGO]
                                                                JANUARY 31,1996
MANAGEMENT'S DISCUSSION & ANALYSIS

THE OVB FUNDS PRIME
OBLIGATIONS PORTFOLIO
-------------------------------------------------------------------------------
SUB-ADVISOR: WELLINGTON MANAGEMENT COMPANY
For the fiscal year ended January 31, 1996, The OVB Funds Prime Obligations Portfolio, Class A, posted a total return of 5.65%, outperforming its benchmark, the Donoghue's First Tier Index, which had a total return of 5.43%. For Class B shares, total return was 5.39%.
    The fund's performance is attributable to its use of maturity strategies throughout the year. During the first few months of 1995, maturities were kept at the shorter end of the spectrum in order to take advantage of any increases in rates, however modest. By mid-year, with the


            Comparison of Change in the Value of a $10,000 Investment
               in The OVB Prime Obligation Money Market, Class A,
                   versus the IBC/Donoghue First Tier Average


                                [GRAPHIC OMITTED]


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the OVB Prime Obligation Money Market, Class A from December 31, 1993 through January 31, 1996 as compared with the growth of a $10,000 investment in the IBC/Donoghue First Tier Average.
The plot points used to draw the line graph were as follows:

Period Ended          Growth of $10,000           Growth of $10,000
                      Invested in OVB Prime       Invested in IBC/Donoghue
                      Obligation Money Market,    First Tier Average
                      Class A

12/31/93              $10,000                     $10,000
01/31/94              $10,025                     $10,022
01/31/95              $10,441                     $10,413
01/31/96              $11,031                     $10,978

                      One Year        Annualized              Cumulative
                      Return          Inception to Date       Inception to Date

Class A               5.65%           4.75%                   10.58%

For the period ended 1/31/96. Past performance of the portfolio is not predictive of future performance. Class A shares were offered beginning 12/1/93.

            Comparison of Change in the Value of a $10,000 Investment
               in The OVB Prime Obligation Money Market, Class B,
                   versus the IBC/Donoghue First Tier Average


                                [GRAPHIC OMITTED]


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the OVB Prime Obligation Money Market, Class B from February 28, 1994 through January 31, 1996 as compared with the growth of a $10,000 investment in the IBC/Donoghue First Tier Average.
The plot points used to draw the line graph were as follows:

Period Ended             Growth of $10,000             Growth of $10,000
                         Invested in OVB Prime         Invested in IBC/Donoghue
                         Obligation Money Market,      First Tier Average
                         Class B

02/28/94                 $10,000                       $10,000
01/31/95                 $10,368                       $10,370
01/31/96                 $10,927                       $10,933

                         One Year                      Annualized
                         Return                        Inception to Date

Class B                  5.39%                         4.67%

For the period ended 1/31/96. Past performance of the portfolio is not predictive of future performance. Class A shares were offered beginning 2/8/94.



Fed beginning to ease rates, the fund began extending maturities in order to lock in the higher prevailing yields. By November, the fund's average weighted maturity reached its peak of nearly 80 days, just before the Fed's final rate cut of the year, which occurred in mid-December.
    Throughout the year, the portfolio's holdings consisted primarily of commercial paper and U.S. agency securities.
    Looking ahead, we believe that the Fed will continue to lower short-term interest rates over the next few months but that the moves will be in small increments and will be infrequent. The central bank's actions will follow continued slow
                                                                     (continued)
5
domestic growth and continued decline in long-term inflation expectations.
    As in recent quarters, the key to performance will be to maintain a longer average maturity in order to lock in prevailing yields for shareholders. In this environment, we continue to look for value in floating rate securities, callable CDs, and other innovative but appropriately structured instruments.



THE OVB FUNDS WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
-------------------------------------------------------------------------------

For the fiscal year ended January 31, 1996, The OVB Funds West Virginia Tax-Exempt Portfolio, Class A, posted a total return of 13.66%. For Class B shares, total return was 13.26%. The fund's performance is now compared to two new benchmarks which have been selected for their appropriateness to the portfolio's style. The previous benchmark was the Lehman Brothers Municipal Bond Index, which returned 15.06% for the period. The new benchmarks are the Lipper Intermediate Term Muni Debt Funds Average, which returned 11.60% for the year; and the Lipper General Municipal Debt Funds Average, which returned 14.03% for the period.
    This strong performance was attributable to our anticipation of a market rally during the depths of the previous year's declines. Confident that the market was oversold in 1994, the fund began extending its duration from the eight-year range to approximately ten years. When the market eventually rallied in 1995, the fund was able to benefit from a strong combination of income and capital gains.
    The market hesitated at times during the year, particularly in the second quarter when rumors of a flat tax began to appear. However, in the belief that any real legislation would be years in the making, the fund maintained its strategy of

                 Comparison of Change in the Value of a $10,000
                 Investment in The OVB West Virginia Tax-Exempt
                         Income Portfolio, Class A or B,
         versus the Lehman Municipal Bond Index, the Lipper General Muni
     Debt Funds Average and the Lipper Intermediate Muni Debt Funds Average


                                [GRAPHIC OMITTED]


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the OVB West Virginia Tax-Exempt Income Portfolio, Class A and B from December 31, 1993 through January 31, 1996 as compared with the growth of a $10,000 investment in the Lehman Municipal Bond Index, Lipper General Muni Debt Funds Average and Lipper Intermediate Muni Debt Funds Average. The plot points used to draw the line graph were as follows:

Period Ended      Growth of $10,000              Growth of $10,000               Growth of $10,000
                  Invested in OVB West           Invested in OVB West            Invested in Lehman
                  Virginia Tax-Exempt Income,    Virginia Tax-Exempt Income,     Municipal Bond
                  Class A                        Class B                         Index

12/31/93          $10,000                        $10,000                         $10,000
01/31/94          $10,094                        $10,092                         $10,114
01/31/95          $ 9,753                        $ 9,727                         $ 9,754
01/31/96          $11,085                        $11,016                         $11,223

               Growth of $10,000                Growth of $10,000
               Invested in Lipper General       Invested in Lipper Intermediate
               Muni Debt Funds Average          Muni Debt Funds Average


12/31/93       $10,000                          $10,000
01/31/94       $10,115                          $10,104
01/31/95       $ 9,635                          $ 9,839
01/31/96       $10,986                          $10,981


               One Year             Annualized              Cumulative
               Return               Inception to Date       Inception to Date

Class A        13.66%               5.58%                   12.48%
Class B        13.26%               4.94%                   10.78%

For the period ended 1/31/96. Past performance of the portfolio is not predictive of future performance. Class A shares were offered beginning 12/1/93. Class B shares were offered beginning 12/17/93.

                                                                       [LOGO]
                                                              JANUARY 31,1996

extending duration in order to capture higher yields. This proved effective during the stronger market conditions of the third and fourth quarters.
    Looking ahead, we envision a good year for high-quality municipal issues in 1996 as the market remains in what appears to be a secular trend toward lower rates. This trend is fueled by continued moderation in economic growth, employment growth, and inflation.
    Further, we believe that market fears of a flat tax may be overdone, based on recent reports suggesting that the benefits of a flat tax have been exaggerated. Once the realities behind these proposals come to light, the result may be a diluted version of a flat tax that could allow some continued exemption for municipal bond income. For the immediate future, the fund will continue with its current strategy, working at the longer end of the maturity spectrum in order to optimize yield.


THE OVB FUNDS GOVERNMENT
SECURITIES PORTFOLIO
-------------------------------------------------------------------------------

For the fiscal year ended January 31, 1996, The OVB Funds Government Securities Portfolio, Class A, posted a total return of 18.14%. For Class B shares, total return was 17.72%. This compares to the fund's existing benchmark, the Lehman Brothers Government/Corporate Index, which returned 17.72% for the period. In addition, to better reflect the portfolio's style the fund has added a second benchmark, the Lipper Intermediate

                 Comparison of Change in the Value of a $10,000
                   Investment in The OVB Government Securities
                            Portfolio, Class A or B,
              versus the Lehman Government/Corporate Index, and the
             Lipper Intermediate Investment-Grade Debt Funds Average


                                [Graphic Omitted]


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the OVB Government Securities, Class A and B from December 31, 1993 through January 31, 1996 as compared with the growth of a $10,000 investment in the Lehman Government/Corporate Index and Lipper Intermediate Investment-Grade Debt Funds Average. The plot points used to draw the line graph were as follows:

Period     Growth of $10,000       Growth of $10,000       Growth of $10,000
Ended      Invested in OVB         Invested in OVB         Invested in Lehman
           Government Securities   Government Securities   Government/Corporate
           Class A                 Class B                 Index

12/31/93   $10,000                 $10,000                 $10,000
01/31/94   $10,100                 $10,098                 $10,150
01/31/95   $ 9,648                 $ 9,631                 $ 9,834
01/31/96   $11,398                 $11,338                 $11,577

           Growth of $10,000
           Invested in Lipper Intermediate
           Investment-Grade Debt
           Funds Average

12/31/93   $10,000
01/31/94   $10,125
01/31/95   $ 9,818
01/31/96   $11,336


           One Year         Annualized              Cumulative
           Return           Inception to Date       Inception to Date

Class A    18.14%           6.41%                   14.42%
Class B    17.72%           6.21%                   13.40%

For the period ended 1/31/96. Past performance of the portfolio is not predictive of future performance. Class A shares were offered beginning 12/1/93. Class B shares were offered beginning 12/31/93.



Investment-Grade Debt Funds Average, which returned 15.46% for the period.
    The fund's outstanding performance was in part the result of strategies that began in the previous year. In the belief that the market had grown overly pessimistic in late 1994, we began extending the portfolio's duration late in the year, and continued on that path into 1995. As market conditions steadily improved, the
                                                                     (continued)
7
portfolio was well positioned to reap strong capital gains while retaining higher yields in a falling-rate environment.
    A second factor that contributed to the fund's performance was the decision to emphasize credit quality throughout 1995. Forecasting a weak economy and a bond market rally, we emphasized Treasury and agency securities over potentially less liquid corporate and mortgage-backed issues. Ultimately, Treasuries and agencies provided the best total return for the year.
    A third factor that aided performance was the decision to avoid the lure of callable issues. In recent years, many investors pursued callable bonds in order to capture incremental yield, only to find that these issues were indeed called during 1995 or will be called in 1996, leaving their former holders with cash to be invested at the current lower rates. Because we believe that callables are a no-win proposition in this type of environment, the fund tends to avoid these types of issues.
    Looking ahead, we remain optimistic about the bond market, and believe that conditions are in place for at least a near-term continuation of the trend that began in 1995. Inflation remains low, economic growth is moderate, and productivity gains continue to climb. Therefore, we plan to keep the Government Securities Portfolio near the longer end of the maturity spectrum in order to capture both the incremental yields that are available and potential capital gains, while maintaining the portfolio's overall quality.

THE OVB FUNDS EMERGING
GROWTH PORTFOLIO
-------------------------------------------------------------------------------

For the fiscal year ended January 31, 1996, The OVB Funds Emerging Growth Portfolio, Class A, posted a total return of 45.42%. For Class B shares, total return was 45.08%. The fund's performance is now compared to a new benchmark which has been selected for its appropriateness to the portfolio's growth style. The previous benchmark was the NASDAQ/OTC Index, which returned 40.34% for the period. The new benchmark is the Frank Russell 2000 Growth Index, which returned 32.65% for the period.
    The fund's exceptional performance was the result of its ability to anticipate major market trends, and then capitalize on them through timely sector strategies. In addition, the fund's relatively small size gave it the agility to implement these strategies quickly once portfolio decisions were made.
    Early in the year, the fund was heavily overweighted in technology issues, which experienced strong gains for much of the year. At times, technology stocks accounted for nearly half of the portfolio's holdings. More than any other single factor, this overweighting contributed to the fund's outperformance of its benchmark, as technology stocks surged during the first and second quarters.
    Beginning in the third quarter, however, we began taking profits in the technology sector, reducing our exposure to roughly

                                                                       [LOGO]
                                                              JANUARY 31,1996
one-third of the portfolio. In particular, the fund shed most of its computer memory issues, such as those in the fields of memory chips and disk drives. This position was based on our view that overcapacity and softening demand would soon reduce their attractiveness, which proved to be the case as the entire sector experienced sharp declines later in the year.
    Having trimmed our technology weighting, we adopted a strategy that placed more emphasis on such sectors as

                 Comparison of Change in the Value of a $10,000
                Investment in The OVB Emerging Growth Portfolio,
                            Class A or B, versus the
            NASDAQ/OTC Index, and the Frank Russell 2000 Growth Index


                                [Graphic Omitted]


A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the OVB Emerging Growth Portfolio, Class A and B from December 31, 1993 through January 31, 1996 as compared with the growth of a $10,000 investment in the NASDAQ/OTC Index and the Frank Russell 2000 Growth Index.
The plot points used to draw the line graph were as follows:

Period Ended     Growth of $10,000     Growth of $10,000      Growth of $10,000
                 Invested in OVB       Invested in OVB        Invested in
                 Emerging Growth       Emerging Growth        NASDAQ/OTC
                 Class A               Class B                Index

12/31/93         $10,000               $10,000                $10,000
01/31/94         $10,325               $10,325                $10,305
01/31/95         $ 7,744               $ 7,714                $ 9,723
01/31/96         $11,261               $11,191                $13,645

                 Growth of $10,000
                 Invested in Frank Russell
                 2000 Growth Index

12/31/93         $10,000
01/31/94         $10,266
01/31/95         $ 9,558
01/31/96         $12,678


                 One Year         Annualized                 Cumulative
                 Return           Inception to Date          Inception to Date

Class A          45.42%           6.36%                      14.30%
Class B          45.08%           6.80%                      14.75%

For the period ended 1/31/96. Past performance of the portfolio is not predictive of future performance. Class A shares were offered beginning 12/1/93. Class B shares were offered beginning 12/29/93.



medical, financial-related, and specialty retailing. We believe that there is real earnings growth potential in a number of small companies within these industries, and we will continue to select those which have already proven their ability to generate profits.
    Among the stocks that were purchased late in the fund year were Genzyme Tissue Repair, a biomedical company; Martek Biosciences, producers of a unique infant formula additive; Authentic Fitness, manufacturers of the popular Speedo brand of athletic apparel; Applix, a developer of real-time financial software applications; and Sunglass Hut, a successful niche retailer.
    Looking ahead, we are optimistic that 1996 will be a year of gains, although we do not expect corporate profits or interest rate cuts to support the level of advance seen in 1995. Further, we believe that small cap issues continue to offer good potential, particularly since many companies in this category do not rely on consumer spending or a strong export market in order to remain successful. With this in mind, we will continue to select sectors and issues where we believe real value exists, while seeking to avoid excesses in the markets.
                                                                     (continued)

THE OVB FUNDS CAPITAL
APPRECIATION PORTFOLIO
-------------------------------------------------------------------------------

For the fiscal year ended January 31, 1996, The OVB Funds Capital Appreciation Portfolio, Class A, posted a total return of 41.31%, compared with a 38.66% return for its benchmark, the Standard & Poor's 500 Composite Stock Index. For Class B shares, total return was 40.88%.
    The strong outperformance of the benchmark is attributable to advantageous portfolio moves throughout the year. Chief among these was our phasing out of semiconductor and computer memory stocks during the second half of the year, from which the fund not only realized large capital gains, but also avoided subsequent price declines.
    In place of these issues, the fund has recently favored such sectors as medical and financial services, where earnings are more predictable.
    In 1995, the portfolio acquired or retained a number of leading pharmaceutical and biotechnology issues, including Merck, Pfizer, Johnson & Johnson, SmithKline Beecham, Pharmacia & Upjohn, and Amgen.
    In the financial services sector, we focused on large institutions that have demonstrated strong cost controls and continued earnings acceleration. Among the financial issues in the portfolio at year-end were Citicorp, Wells Fargo, Merrill Lynch, and Federal National Mortgage Association ("Fannie Mae").
    For international exposure, the fund also added Sony Corporation, in the belief that the Japanese market is entering a recovery phase, and that Sony offers strong, consistent earnings momentum.
    Despite our trimming of the technology sector, we continue to hold issues in the client/server market, where earnings growth and product demand remain strong. These include Digital Equipment Corporation, Bay Networks, and Cisco Systems. Also, our position in Sun Microsystems offers exposure to both networking and, through Sun's popular Java software, the Internet trend.

                 Comparison of Change in the Value of a $10,000
                   Investment in The OVB Capital Appreciation
                             Portfolio, Class A & B,
                versus the Standard & Poor's 500 Composite Index


                                [GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the OVB Capital Appreciation Portfolio, Class A and B from December 31, 1993 through January 31, 1996 as compared with the growth of a $10,000 investment in the Standard & Poor's 500 Composite Index.
The plot points used to draw the line graph were as follows:

Period Ended   Growth of $10,000      Growth of $10,000      Growth of $10,000
               Invested in OVB        Invested in OVB        Invested in
               Capital Appreciation   Capital Appreciation   Standard & Poor's
               Class A                Class B                500 Composite Index

12/31/93       $10,000                $10,000                $10,000
01/31/94       $10,203                $10,204                $10,340
01/31/95       $ 9,301                $ 9,274                $10,393
01/31/96       $13,143                $13,066                $14,411



               One Year          Annualized                 Cumulative
               Return            Inception to Date          Inception to Date

Class A        41.31%            15.11%                     35.65%
Class B        40.88%            13.66%                     30.65%

For the period ended 1/31/96. Past performance of the portfolio is not predictive of future performance. Class A shares were offered beginning 12/1/93. Class B shares were offered beginning 12/31/93.

                                                                      [LOGO]
                                                             JANUARY 31,1996

    Looking ahead, we believe that 1996 may provide less excitement than 1995, but should still produce good results within the large-cap growth sector. We have adopted a more defensive approach than at this time last year, in the belief that the market will not experience as broadly-based a rally as it did in 1995. However, we feel confident that our holdings represent good value for the future, regardless of where the overall market moves in the near term.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OVBPRIME OBLIGATIONS,
OVBWEST VIRGINIA TAX-EXEMPT INCOME,
OVBGOVERNMENT SECURITIES,
OVBEMERGING GROWTH AND
OVBCAPITAL APPRECIATION PORTFOLIOS OFTHEARBOR FUND

        In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the OVBPrime Obligations,OVBWest Virginia Tax-Exempt Income,OVBGovernment Securities,OVBEmerging Growth and OVBCapitalAppreciation Portfolios of The Arbor Fund (hereafter referred to as the "Fund") at January 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits.We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

        PRICEWATERHOUSELLP
        Philadelphia, PA
        March 8, 1996

                                                                     [LOGO]
                                                            JANUARY 31,1996

STATEMENT OF NET ASSETS

THE OVB FUNDS PRIME
OBLIGATIONS PORTFOLIO




                                [GRAPHIC OMITTED]


A pie chart depicting the percent of total portfolio investments for the following investment classifications:

Commercial Paper                          48%
U.S. Government Agency Obligations         9%
Floating Rate Instruments                 15%
Banker's Acceptances                       3%
Certificates of Deposit/Bank Notes        21%
Repurchase Agreement                       4%


% of Total Portfolio Investments

-------------------------------------------------------------------------------
                                    FACE AMT.    VALUE
DESCRIPTION                           (000)      (000)
-------------------------------------------------------------------------------

COMMERCIAL PAPER--49.8%
   BCI Funding
     5.710%, 02/16/96               $3,000    $ 2,993
   Banque National de Paris
     5.510%, 05/21/96                3,000      2,949
   Canadian Wheat Board
     5.670%, 03/04/96                3,000      2,985
   Chevron Transport
     5.520%, 04/17/96                4,400      4,349
   Ciesco
     5.580%, 03/08/96                1,000        994
   ESC Securitization
     5.720%, 02/02/96                3,000      2,999
   General Electric Capital
     5.700%, 02/09/96                1,000        999
   Goldman Sachs Group
     5.440%, 03/11/96                1,000        994
   Kredietbank
     5.740%, 02/05/96                2,000      1,999
   National Westminster Bank
     5.380%, 04/11/96                1,000        989


-------------------------------------------------------------------------------
                                  FACE AMT.    VALUE
DESCRIPTION                         (000)      (000)
-------------------------------------------------------------------------------

COMMERCIAL PAPER (CONTINUED)
   NationsBank
     5.190%, 06/28/96               $3,000    $ 2,936
   Norwest
     5.690%, 02/28/96                4,000      3,983
   Quebec Province
     5.080%, 07/17/96                3,200      3,125
   Sears Roebuck Acceptance
     5.720%, 02/13/96                4,000      3,992
   Toshiba America
     5.400%, 04/02/96                3,000      2,973
   Westpac Banking
     5.530%, 04/30/96                3,000      2,959
   Zeneca Wilmington
     5.350%, 04/17/96                3,000      2,966

-------------------------------------------------------------------------------
   TOTAL COMMERCIAL PAPER (COST $45,184,000)   45,184
-------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS--9.3%
   FNMA
     5.530%, 05/10/96                2,500      2,463
     5.340%, 02/06/96 (A)            6,000      6,000

-------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (COST $8,463,000)                            8,463
-------------------------------------------------------------------------------

FLOATING RATE INSTRUMENTS --15.4%
   First Bank of South Dakota
     5.605%, 02/21/96 (A)            3,000      3,000
   General Electric
     5.867%, 02/22/96 (A)            2,000      2,001
   People's Security Funding Agreement
     6.090%, 04/30/96 (A)            3,000      3,000
   PNC Bank
     5.549%, 02/06/96 (A)            3,000      2,998
   SMM Trust 1995-N
     5.925%, 02/15/96 (A)            1,000      1,000
   SMM Trust 1995-1
     5.582%, 02/29/96 (A)            2,000      2,000

-------------------------------------------------------------------------------
   TOTAL FLOATING RATE INSTRUMENTS
   (COST $13,999,000)                          13,999
-------------------------------------------------------------------------------

BANKER'S ACCEPTANCES--2.7%
   First National Bank of Boston
     5.310%, 03/29/96                1,500      1,488
     5.200%, 06/10/96                1,000        981

-------------------------------------------------------------------------------
   TOTAL BANKER'S ACCEPTANCES (COST $2,469,000) 2,469
-------------------------------------------------------------------------------


                                                                     (CONTINUED)

STATEMENT OF NET ASSETS

THE OVB FUNDS PRIME
OBLIGATIONS PORTFOLIO (CONTINUED)

-------------------------------------------------------------------------------
                                  FACE AMT.    VALUE
DESCRIPTION                         (000)      (000)
-------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT/BANK NOTES--22.0%
   BankAmerica
     5.270%, 06/25/96               $3,000    $ 3,000
   Bank of Hawaii
     5.570%, 11/06/96                3,000      3,003
   Bank of New York
     5.520%, 05/22/96                3,000      2,999
   Bank of Tokyo Limited
     5.590%, 03/12/96                3,000      3,000
   Chase Manhattan
     5.770%, 04/15/96                3,000      3,000
   First of America Bank
     5.375%, 05/17/96                3,000      3,000
   National Westminster Bank
     5.760%, 02/22/96                2,000      2,000

-------------------------------------------------------------------------------
   TOTAL CERTIFICATES OF DEPOSIT/BANK NOTES
   (COST $20,002,000)                          20,002
-------------------------------------------------------------------------------

REPURCHASE AGREEMENT--4.4%
   Aubrey Lanston 5.90%, dated
     01/31/96, matures 02/01/96,
     repurchase price $3,986,653
     (collateralized by U.S.
     Treasury Note, par value
     $3,950,000, 6.875%, matures
     10/31/96, market value
     $4,069,117)                     3,986      3,986

-------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
   (COST $3,986,000)                            3,986
-------------------------------------------------------------------------------

   TOTAL INVESTMENTS--103.6%
   (COST $94,103,000)                          94,103
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                                    (000)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--(3.6%)
   Other Assets and Liabilities, Net          $(3,289)

-------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES          (3,289)
-------------------------------------------------------------------------------

NET ASSETS                                     90,814
-------------------------------------------------------------------------------

NET ASSETS:
   Portfolio shares of Class A
     (unlimited authorization--no
     par value) based on 84,667,179
     outstanding shares of beneficial
     interest                                  84,667
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 6,154,655
     outstanding shares of beneficial
     interest                                   6,155
   Accumulated net realized loss on
     investments                                   (8)

-------------------------------------------------------------------------------
   TOTAL NET ASSETS--100.0%                    $90,814
-------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE--CLASS A           $1.00
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE--CLASS B           $1.00

-------------------------------------------------------------------------------
(A) Floating Rate Instrument. Rate reflected on the Statement of Net Assets is the rate in effect on January 31, 1996.
FNMA    Federal National Mortgage Association

The accompanying notes are an integral part of the financial statements.

                                                                    [LOGO]
                                                           JANUARY 31,1996
THE OVB FUNDS WEST VIRGINIA
TAX-EXEMPT INCOME PORTFOLIO


                                [GRAPHIC OMITTED]


A pie chart depicting the percent of total portfolio investments for the following investment classifications:


Municipal Bonds          96%
Money Markets             4%


% of Total Portfolio Investments


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS--94.7%
   West Virginia--91.3%
     Beckley, Industrial Development,
       Beckley Water Project, RB
       7.000%, 10/01/17             $  400     $  436
     Beckley, Sewage System
       Refunding, RB
       6.750%, 10/01/25                400        424
     Berkeley County, Board of
       Education, GO, BIG
       7.375%, 04/01/03                 75         89
     Berkeley County, Board of
       Education, GO, FGIC
       4.500%, 06/01/09                180        171
     Berkeley County, GO, FGIC
       4.125%, 06/01/10                600        539
     Bluefield, Sewer, RB, MBIA
       5.600%, 10/01/97                 10         10
     Brooke County, Board of
       Education, GO, AMBAC
       8.800%, 08/01/97                 45         48
       9.000%, 08/01/98                 15         17
       8.500%, 08/01/99                 75         86


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
   West Virginia (continued)
     Brooke Pleasant, Tyler Wetzel
       County, Single Family
       Mortgage, RB
       5.000%, 08/15/10             $  700     $  692
     Cabell County, Board of
       Education, GO, MBIA
       6.500%, 05/01/03                150        169
       6.600%, 05/01/04                150        172
     Cabell, Putnam & Wayne, Single
       Family Residence Mortgage,
       RB, FGIC
       7.375%, 04/01/11                320        388
     Charleston, GO
       5.700%, 06/01/96                 15         15
     Charleston, New Public Housing
       Authority, RB
       5.000%, 02/01/99                 15         15
     Charleston, Parking Facility
       Improvements, RB
       6.000%, 06/01/13                880        901
     Charleston, Parking Facility
       Improvements, Ser A
       7.000%, 06/01/16              1,080      1,195
     Clarksburg, Water Refunding
       Improvement, RB
       6.100%, 09/01/04                 75         82
       6.200%, 09/01/05                 75         82
     Fayette County, Board of
       Education, GO
       5.500%, 12/01/01                 20         21
     Fayette County, Pollution Control,
       Union Carbide Project, RB
       5.200%, 02/01/98                 40         40
     Grant County, Grant Memorial
       Hospital Project, RB, Ser C
       7.300%, 10/01/19                200        216
     Harrison County, Board of
       Education, GO, FGIC
       6.200%, 05/01/04                150        166
       6.400%, 05/01/07                175        198
     Harrison County, Solid Waste
       Disposal, Monongahela Power
       Company, RB, Ser A
       6.875%, 04/15/22              1,500      1,650
     Harrison County, Solid Waste
       Disposal, Potomac Edison
       Project, Ser B, AMBAC
       6.250%, 05/01/23                400        416

                                                                     (CONTINUED)

STATEMENT OF NET ASSETS

THE OVB FUNDS WEST VIRGINIA
TAX-EXEMPT INCOME PORTFOLIO (CONTINUED)


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
   West Virginia (continued)
     Harrison County, Solid Waste
       Disposal, RB, MBIA
       6.300%, 05/01/23             $  200     $  210
     Harrison County, Solid Waste
       Disposal, West Penn Power
       Harrison Project, Ser B, AMT
       6.300%, 05/01/23                300        313
     Harrison County, Special
       Obligation Refunding,
       Ser A, GO
       6.350%, 05/15/04                 95        107
     Harrison County, United Hospital
       Center,  AMBAC
       4.550%, 04/01/02                500        503
     Jackson County, Residential
       Mortgage, RB, FGIC
       7.375%, 06/01/10                 55         65
     Kanawha County, Building
       Commission, Charleston Area
       Medical Center Project,
       Ser A, RB, AMBAC
       7.500%, 11/01/08                150        171
     Kanawha County, Building
       Commission, Charleston Area
       Medical Center Project,
       Ser A, RB, MBIA
       7.100%, 06/01/13                 30         32
     Kanawha County, Building
       Commission, Charleston Area
       Medical Center Project, RB
       6.250%, 12/01/98                 70         73
     Kanawha County, Residential
       Mortgage, RB, FGIC
       7.375%, 09/01/10                305        360
       7.375%, 09/01/11                 45         54
     Kanawha County, Single Family
       Mortgage, RB, FGIC
       7.100%, 12/01/99                 15         17
       7.300%, 12/01/04                120        142
       7.400%, 12/01/10                 30         36
     Kanawha, Mercer & Nicholas
       Counties, Single Family
       Mortgage, RB, Prerefunded
       02/01/14 @ 89.8452
       Zero Coupon, 02/01/15         2,000        638
     Kanawha, Putnam County
       Huntington/Charleston,
       Single Family Mortgage,
       Ser A Zero Coupon, 12/01/16     800        243


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
   West Virginia (continued)
     Logan County, Logan County
       Health Care
       8.000%, 12/01/16             $  690     $  876
     Marion County, Single Family
       Mortgage, RB, FGIC
       7.100%, 08/01/99                 20         22
       7.375%, 08/01/11                 25         30
     Marshall County, Pollution
       Control, Ohio Power Project,
       Ser B, RB, MBIA
       5.450%, 07/01/14                500        503
     Marshall County, Pollution
       Control, Ohio Power Project,
       Ser C, RB, MBIA
       6.850%, 06/01/22                600        656
     Marshall County, Special
       Obligation Refunding, GO
       6.500%, 05/15/10                205        221
     Mason County, Pollution Control,
       Ohio Power Project, Ser B,
       RB, AMBAC
       5.450%, 12/01/16              1,220      1,222
     Mason County, Single Family
       Mortgage, Principal Custody
       Receipts, RB, FGIC
       5.000%, 08/01/11                335        326
     Mason County, Single Family
       Mortgage, RB, FGIC
       7.400%, 08/01/11                608        730
     Mercer County, Single Family
       Mortgage, RB
       6.700%, 08/01/96                 10         10
     Mingo County, Board of
       Education, GO, AMBAC
       9.700%, 10/01/97                 60         66
     Monongalia County, Board o
       Education, GO, MBIA
       7.000%, 04/01/03                150        173
     Monongalia County, Single
       Family Mortgage, RB
       7.200%, 03/01/11                150        150
     Morgantown, Building Commission
       Municipal Lease, RB, MBIA
       5.750%, 01/01/19                250        257
     Morgantown, Water RB
       5.750%, 08/01/96                 30         30
     Morgantown, Waterworks Project,
       RB, BIG
       8.100%, 10/01/97                 45         48

                                                                         [LOGO]
                                                                JANUARY 31,1996
THE OVB FUNDS WEST VIRGINIA
TAX-EXEMPT INCOME (CONTINUED)


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
   West Virginia (continued)
     Ohio County, Board of
       Education, GO, MBIA
       5.250%, 06/01/16             $  160     $  161
       5.250%, 06/01/17                125        126
     Parkersburg, Sewer Authority,
       RB, MBIA
       5.750%, 06/01/00                115        118
     Parkersburg, Water Refunding,
       RB, MBIA
       7.375%, 09/01/06                 35         36
     Pea Ridge, Public Service
       District Sewer, Ser 1994,
       AMBAC
       7.000%, 05/01/20                210        236
     Pleasants County, Pollution
       Control, Monongahela Power,
       Ser C, RB, AMBAC
       6.150%, 05/01/15                500        530
     Pleasants County, Pollution
       Control, Potomac Edison,
       RB, AMBAC
       6.150%, 05/01/15                500        530
     Pleasants County, Pollution
       Control, West Penn Power,
       RB, AMBAC
       6.150%, 05/01/15                500        530
     Putnam County, Pollution
       Control Revenue, Appalachian
       Power Project, Ser D,
       RB, AMBAC
       5.450%, 06/01/19                800        801
     Raleigh County, Board of
       Education, GO, MBIA
       8.000%, 04/01/97                 15         16
       8.200%, 04/01/97                 30         32
       8.375%, 04/01/98                 75         82
     Raleigh County, Commercial
       Development
       6.850%, 06/01/10              1,045      1,057
     Raleigh County, Parkway
       Economic Development &
       Tourism Authority,
       Tamarach Project, Ser 1994
       6.600%, 06/01/05                480        532
     Raleigh, Fayette & Nicholas
       Counties, Special Obligation
       Bonds
       6.150%, 08/01/03                100        111
       6.250%, 08/01/11                195        220
     South Charleston, GO
       5.700%, 09/01/97                 20         21
     South Charleston, Herbert J.
       Thomas Memorial Hospital
       Project, RB
       8.000%, 10/01/04                 75         84
     South Charleston, Herbert J.
       Thomas Memorial Hospital
       Project, Ser A, MBIA
       5.500%, 10/01/09                 80         81


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
   West Virginia (continued)
     Wayne County, Board of
       Education, GO
       3.700%, 06/01/96             $  150     $  150
     Wayne County, GO, AMBAC
       8.000%, 06/01/99                 75         84
     Webster County, Multifamily
       Housing, Circlebrook
       Project, Ser A
       6.500%, 04/01/18                800        835
     Weirton, Medical Center Project,
       Ser A, RB, AMBAC
       5.750%, 12/01/04                150        158
     West Virginia State Board of
       Regents, RB, MBIA
       5.900%, 04/01/04                 60         66
       6.000%, 04/01/04                115        124
     West Virginia State Board of
       Regents, RB, Ser A
       5.750%, 04/01/96                 20         20
       7.750%, 04/01/03                 30         31
     West Virginia State Board of
       Regents, RB, Ser B, MBIA
       7.250%, 04/01/03                 50         56
     West Virginia State College,
       RB, AMBAC
       5.875%, 04/01/05                150        162
       6.000%, 04/01/06                 75         81
       6.000%, 04/01/07                 75         81
       6.000%, 04/01/12                640        671
     West Virginia State Economic
       Development Tourism Authority,
       Ser B, FGIC
       4.625%, 07/01/19                300        311
     West Virginia State Hospital
       Finance Authority, Charleston
       Area Medical Center Project,
       Ser A, Prerefunded 06/01/96
       @ 102
       6.500%, 09/01/23              2,025      2,136
     West Virginia State Hospital
       Finance Authority, West
       Virginia University
       Hospital Project, MBIA
       7.125%, 06/01/06                 95         98
       7.200%, 06/01/16                 75         77
     West Virginia State Hospital
       Finance Authority, Cabell
       County Project
       7.875%, 01/01/19                200        224
     West Virginia State Housing
       Development Fund, Ser E
       6.250%, 11/01/12                150        156

                                                                     (CONTINUED)

STATEMENT OF NET ASSETS

THE OVB FUNDS WEST VIRGINIA
TAX-EXEMPT INCOME PORTFOLIO (CONTINUED)


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
   West Virginia (continued)
     West Virginia State Parkways,
       Economic Development &
       Tourism Authority, FGIC
       4.800%, 05/15/00             $  150     $  152
       Zero Coupon, 07/01/03           250        178
       Zero Coupon, 05/15/07           500        284
       5.800%, 05/15/13                140        145
     West Virginia State School
       Building Authority, Capital
       Improvement, RB, Ser B, MBIA
       5.750%, 07/01/15                300        306
       6.750%, 07/01/17                475        507
     West Virginia State School
       Building Authority, RB, MBIA
       5.250%, 07/01/99                200        208
       6.250%, 07/01/01                500        548
       6.950%, 07/01/03                200        222
       7.250%, 07/01/15                560        640
     West Virginia State University
       Revenue Project, RB, AMBAC
       6.000%, 04/01/12                200        211
     West Virginia State Water
       Development Authority, Ser A
       7.000%, 11/01/26                270        277
       7.700%, 11/01/29                225        263
     West Virginia State Water
       Development Authority
       Ser A-I, FSA
       5.250%, 11/01/21                795        767
     West Virginia State Water
       Development Authority Loan
       Program, Ser A
       7.000%, 11/01/11                150        165
     West Virginia State Water
       Development Authority Loan
       Program II, Ser A
       7.300%, 11/01/11                 70         82
       7.400%, 11/01/19                 70         82
     West Virginia State Water
       Development Authority Loan
       Program II, Ser A, FSA
       5.500%, 11/01/23                625        623
     West Virginia State Water
       Development Authority Loan
       Program II, Ser A-II
       5.000%, 11/01/18                550        518


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
   West Virginia (continued)
     West Virginia State Water
       Development Authority Loan
       Program II, Ser A-II, FSA
       6.050%, 11/01/13             $  150     $  154
     West Virginia State Water
       Development Authority Loan
       Program, Capital Guaranty
       Custodial Receipts
       7.500%, 11/01/29                500        569
     West Virginia State Water
       Development Authority, Sewer
       System Loan Program
       7.100%, 11/01/09                200        240
     West Virginia State, Building
       Commission Lease, Regional
       Jail & Correction Facility
       Project, Ser A, RB, MBIA
       6.300%, 07/01/98                200        211
     West Virginia State, Building
       Commission Lease, West Virginia
       Regional Jail & Correction
       Project, Ser A, MBIA
       6.500%, 07/01/00                105        114
     West Virginia State, GO
       5.750%, 11/01/96                 15         15
       5.250%, 06/01/97                 20         20
       5.700%, 06/01/98                 75         76
       6.000%, 06/01/98                 15         15
       4.000%, 02/01/99                 15         15
       6.000%, 06/01/02                180        183
     West Virginia State, GO, Ser A
       5.400%, 02/01/01                300        316
     West Virginia State, Housing
       Development Authority, Ser A
       5.450%, 11/01/21                150        143
     West Virginia State, Housing
       Development Fund
       6.600%, 07/01/96                 20         20
       6.100%, 11/01/99                 15         15
       6.000%, 12/15/08                 90         93
       6.000%, 12/15/09                 90         92
     West Virginia State, Housing
       Development Fund, BIG
       7.375%, 11/01/05                 75         78

                                                                         [LOGO]
                                                                JANUARY 31,1996
THE OVB FUNDS WEST VIRGINIA
TAX-EXEMPT INCOME PORTFOLIO (CONCLUDED)


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
   West Virginia (continued)
     West Virginia State, Housing
       Development Fund, Ser A
       6.700%, 05/01/08             $   30     $   32
       6.700%, 11/01/08                 40         42
       6.700%, 05/01/09                 40         42
       6.700%, 11/01/09                 45         47
     West Virginia State, Housing
       Development Fund, Ser A,
       AMBAC
       5.500%, 11/01/11                 80         79
     West Virginia State, Housing
       Development Fund, Ser E
       6.350%, 05/01/24                205        211
     West Virginia State, Resource
       Recovery, BIG, Prerefunded
       06/01/96 @ 102
       8.250%, 06/01/09                 50         52
     West Virginia Water Development
       Authority, RB, Ser A
       7.000%, 11/01/26                200        205
     West Virginia Water Development
       Loan Program II, Ser A, FSA
       5.750%, 11/01/29                150        153
     Wetzel County, Board of
       Education, GO, MBIA
       7.000%, 05/01/04                 75         88
     Wheeling, Waterworks & Sewage
       System, Ser B, FGIC
       6.450%, 12/01/07                150        165
       6.650%, 12/01/15                300        320
     Wood County, Saint Josephs
       Hospital, Parkesburg Project,
       RB, AMBAC
       6.500%, 01/01/98                 50         51

-------------------------------------------------------------------------------
   TOTAL WEST VIRGINIA                         37,381
-------------------------------------------------------------------------------

   Puerto Rico--3.4%
     Commonwealth of Puerto Rico,
       GO, AMBAC
       5.850%, 07/01/15                830        858
     Commonwealth of Puerto Rico,
       GO, MBIA
       5.500%, 07/01/09                500        520

-------------------------------------------------------------------------------
   TOTAL PUERTO RICO                            1,378
-------------------------------------------------------------------------------

   TOTAL MUNICIPAL BONDS (COST $37,556,000)    38,759
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                                     SHARES    VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
MONEY MARKET--4.3%
     SEI Tax Exempt Trust Tax
       Free Portfolio                1,742$     1,742

-------------------------------------------------------------------------------
   TOTAL MONEY MARKET (COST $1,742,000)         1,742
-------------------------------------------------------------------------------

   TOTAL INVESTMENTS--99.0%
     (COST $39,298,000)                        40,501
-------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES--1.0%
   Other Assets and Liabilities, Net              422

-------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES             422
-------------------------------------------------------------------------------

NET ASSETS                                     40,923
-------------------------------------------------------------------------------

NET ASSETS:
   Portfolio shares of Class A
     (unlimited authorization--no par
     value) based on 3,618,960 outstanding
     shares of beneficial interest             35,703
   Portfolio shares of Class B (unlimited
     authorization--no par value) based on
     426,442 outstanding shares of
     beneficial interest                        4,181
   Accumulated net realized loss on
     investments                                (164)
   Net unrealized appreciation on
     investments                                1,203

-------------------------------------------------------------------------------
   TOTAL NET ASSETS--100.0%                   $40,923
-------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE--CLASS A         $10.12
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE--CLASS B         $10.11

-------------------------------------------------------------------------------
AMT      Alternative Minimum Tax
AMBAC    American Municipal Bond Assurance Company
BIG      Bond Investors Guaranty
FGIC     Financial Guaranty Insurance Company
FSA      Financial Security Assurance
GO       General Obligation
MBIA     Municipal Bond Insurance Association
RB       Revenue Bond
Ser      Series

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS

THE OVB FUNDS GOVERNMENT
SECURITIES PORTFOLIO


                                                     [GRAPHIC OMITTED]


A pie chart depicting the percent of total portfolio investments for the following investment classifications:


U.S. Government Agency Obligations         57%
U.S. Treasury Obligations                  29%
Municipal Bonds                             6%
Corporate Obligations                       1%
Common Stocks                               4%
Repurchase Agreement                        3%


% of Total Portfolio Investments



-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--56.5%
   FFCB
     5.690%, 03/03/00               $  831     $  838
     7.950%, 04/01/02                  416        426
     8.400%, 12/01/05                  623        739
   FFCB MTN
     5.800%, 12/18/00                  400        400
     6.150%, 03/03/03                  416        429
     6.900%, 09/08/15                  500        534
   FHLB
     8.100%, 03/25/96                  850        854
     7.810%, 07/17/96                  500        506
     8.000%, 07/25/96                  625        634
     7.700%, 08/26/96                  175        177
     7.915%, 01/17/97                  500        513
     6.520%, 05/23/97                  400        407
     8.030%, 12/19/97                  300        315
     8.020%, 08/14/98                  415        442
     7.040%, 05/24/99                  500        526
     8.375%, 10/25/99                  310        341


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
   FHLB (continued)
     7.780%, 10/19/01               $  500     $  552
     7.540%, 02/07/02                  100        100
     6.380%, 04/29/03                1,660      1,663
     5.440%, 10/15/03                  415        405
     6.410%, 12/29/03                  500        500
     7.310%, 06/16/04                  400        438
     8.090%, 12/28/04                  400        460
     8.125%, 03/07/05                1,000      1,076
     6.345%, 11/01/05                  500        517
     7.760%, 11/21/06                  500        571
     7.930%, 02/12/10                1,000      1,185
     8.000%, 08/16/10                1,000      1,010
   FHLB MTN
     6.880%, 04/26/00                  500        525
     5.990%, 10/01/03                  500        495
     8.160%, 10/01/04                  450        482
   FHLMC
     6.485%, 10/03/05                  500        523
     6.590%, 12/09/08                1,000        997
     8.640%, 10/14/09                  400        433
     8.000%, 03/24/10                  500        536
   Financing Corporation
     8.600%, 09/26/19                  500        629
   Financing Corporation STRIPS
     Zero Coupon, 04/05/11            2000        758
   FLB
     7.950%, 10/21/96                   83         85
   FNMA
     8.875%, 07/10/01                  415        421
     7.900%, 04/10/02                  400        409
     6.200%, 07/10/03                  500        500
     6.320%, 12/23/03                  400        403
     8.250%, 10/12/04                  500        536
     6.350%, 06/10/05                1,000      1,036
   Housing Urban Development 94a
     Abilene, Taxable, Callable
     08/01/03 @ 100
     7.180%, 08/01/13                  160        168
   Housing Urban Development 94a
     Barberton, Taxable, Callable
     08/01/03 @ 100
     7.180%, 08/01/13                  520        543
   Housing Urban Development 94a
     Egg Harbor, Taxable, Callable
     08/01/03 @ 100
     6.930%, 08/01/08                  160        167
     7.180%, 08/01/13                  220        230
   Housing Urban Development 94a-I
     Montgomery County, Taxable,
     Callable 08/01/03 @ 100
     6.930%, 08/01/08                   55         58

                                                                     [LOGO]
                                                            JANUARY 31,1996
THE OVB FUNDS GOVERNMENT
SECURITIES PORTFOLIO (CONTINUED)


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
    Housing Urban Development 94a
     Ocean Shores, Taxable, Callable
     08/01/03 @ 100
     6.930%, 08/01/08               $  225     $  233
   Housing Urban Development 94a
     Pohatcong, Taxable, Callable
     08/01/03 @ 100
     6.930%, 08/01/08                  240        249
   Housing Urban Development 94a
     Providence, Taxable, Callable
     08/01/03 @ 100
     6.930%, 08/01/08                  130        135
   Housing Urban Development 94a
     Roanoke, Taxable, Callable
     08/01/03 @ 100
     7.180%, 08/01/13                  100        104
   Housing Urban Development 92a
     Scranton, Taxable, Callable
     08/01/02 @ 100
     7.800%, 08/01/10                  400        439
   Housing Urban Development 94a
     Tacoma, Taxable, Callable
     08/01/03 @ 100
     7.080%, 08/01/11                  365        374
   Private Export Funding
     7.300%, 01/31/02                2,100      2,278
     7.950%, 11/01/06                1,500      1,699
   TVA
     6.250%, 08/01/99                  416        425
     8.375%, 10/01/99                  831        915
     7.450%, 10/15/01                  831        884
     6.875%, 01/15/02                  500        516

-------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (COST $33,257,000)                          34,743
-------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS--28.4%
   U.S.Treasury Bonds
     8.250%, 05/15/05                   83         92
     9.375%, 02/15/06                  125        161
     8.375%, 08/15/08                  950      1,111
     8.750%, 11/15/08                  125        149
     9.125%, 05/15/09                  125        153
     7.250%, 05/15/16                1,000      1,133
     7.500%, 11/15/16                  750        873
     6.250%, 08/15/23                  300        305
     7.500%, 11/15/24                  500        595
   U.S.Treasury Notes
     6.875%, 03/31/97                  416        425
     8.500%, 07/15/97                  416        437
     7.000%, 04/15/99                  831        877
     7.750%, 01/31/00                  800        873


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (CONTINUED)
  U.S. Treasury Notes (continued)
     5.500%, 04/15/00               $  831    $   842
     8.750%, 08/15/00                  416        474
     8.000%, 05/15/01                  831        934
     7.500%, 11/15/01                  623        689
     7.500%, 05/15/02                  831        924
     6.375%, 08/15/02                  831        875
     6.250%, 02/15/03                  416        435
     7.875%, 11/15/04                1,000      1,156
     7.625%, 02/15/07                2,000      2,203
   U.S.Treasury STRIPS
     Zero Coupon, 08/15/05           1,000        583
     Zero Coupon, 11/15/18           2,500        604
     Zero Coupon, 02/15/25           3,000        518

-------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS
   (COST $16,384,000)                          17,421
-------------------------------------------------------------------------------

MUNICIPAL BONDS--5.6%
   Berkeley County, WV Lease Revenue
     Bond for IRS Computer Center
     Facility Project, Series 1994,
     Taxable
     7.900%, 07/15/03                  640        700
   Chicago Heights, IL Series B,
     Taxable GO, Callable 12/01/12
     @ 100
     7.550%, 12/01/13                1,000      1,087
   Fairview, MN Hospital & Health
     Care Services, Series B,
     Refunding Taxable, MBIA
     7.000%, 11/15/15                  300        319
   Henry County, GA Water & Sewer
     Authority, Series B, Revenue
     Refunding Taxable, AMBAC
     6.000%, 02/01/04                  250        246
     6.000%, 02/01/05                  220        215
   Las Vegas, NV Taxable GO-Taxable
     Fremont Street Project, Callable
     07/01/03 @ 101, FGIC
     7.200%, 07/01/15                  500        538
   San Bernardino County, CA COP,
     Taxable, Prerefunded 03/01/04
     @ 102
     8.500%, 03/01/14                  275        319

-------------------------------------------------------------------------------
   TOTAL MUNICIPAL BONDS (COST $3,266,000)      3,424
-------------------------------------------------------------------------------


                                                                     (CONTINUED)

STATEMENT OF NET ASSETS

THE OVB FUNDS GOVERNMENT
SECURITIES PORTFOLIO (CONCLUDED)


-------------------------------------------------------------------------------
                                    FACE AMT./
                                     SHARES     VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--0.8%
     General Electric Capital MTN
       6.020%, 12/15/03                500     $  503

-------------------------------------------------------------------------------
   TOTAL CORPORATE OBLIGATIONS
     (COST $500,000)                              503
-------------------------------------------------------------------------------

COMMON STOCK--4.2%
   Electric Services--3.9%
     Allegheny Power System          8,300        251
     American Electric Power         6,200        274
     CMS Energy                     10,000        311
     Dominion Resources of Virginia  6,200        266
     Duke Power                      5,000        249
     FPL Group                       4,200        195
     LG&E                           10,000        431
     Public Service of Colorado      6,200        223
     Union Electric Power            4,200        179

-------------------------------------------------------------------------------
   TOTAL ELECTRIC SERVICES                      2,379
-------------------------------------------------------------------------------

   Telephone Communications--0.3%
     SBC Telecommunications          3,300        187

-------------------------------------------------------------------------------
   TOTAL TELEPHONE COMMUNICATIONS                 187
-------------------------------------------------------------------------------

   TOTAL COMMON STOCK (COST $2,293,000)         2,566
-------------------------------------------------------------------------------

REPURCHASE AGREEMENT--3.3%
   Lehman Brothers
     5.93%, dated 01/31/96, matures
     02/01/96, repurchase price
     $2,003,123 (collateralized by
     U.S. Treasury Note, par value
     $2,005,000, 5.50%, matures
     11/15/98, market value
     $2,045,651)                   $ 2,003      2,003

-------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
     (COST $2,003,000)                          2,003
-------------------------------------------------------------------------------

   TOTAL INVESTMENTS--98.8%
     (COST $57,703,000)                        60,660
-------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES--1.2%
   Other Assets and Liabilities, Net              735

-------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES             735
-------------------------------------------------------------------------------

NET ASSETS                                     61,395
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                                     (000)
-------------------------------------------------------------------------------
NET ASSETS:
   Portfolio shares of Class A
     (unlimited authorization--no par
     value) based on 5,935,452 outstanding
     shares of beneficial interest            $57,395
   Portfolio shares of Class B (unlimited
     authorization--no par value) based on
     114,903 outstanding shares of beneficial
     interest                                   1,121
   Accumulated net realized loss on
     investments                                 (78)
   Net unrealized appreciation on
     investments                                2,957

-------------------------------------------------------------------------------
   TOTAL NET ASSETS--100.0%                   $61,395
-------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE--CLASS A         $10.15
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE--CLASS B         $10.15

-------------------------------------------------------------------------------
AMBAC   American Municipal Bond Assurance Company
COP     Certificate of Participation
FFCB    Federal Farm Credit Bank
FGIC    Financial Guaranty Insurance Company
FHLB    Federal Home Loan Bank
FHLMC   Federal Home Loan Mortgage Corporation
FLB     Federal Land Bank
FNMA    Federal National Mortgage Association
GO      General Obligation
MBIA    Municipal Bond Insurance Association
MTN     Medium-Term Note
STRIPS  Separate Trading of Registered Interest and Principal of Securities
TVA     Tennessee Valley Authority

The accompanying notes are an integral part of the financial statements.

                                                                         [LOGO]
                                                                JANUARY 31,1996
THE OVB FUNDS EMERGING
GROWTH PORTFOLIO


                                [GRAPHIC OMITTED]


A pie chart depicting the percent of total portfolio investments for the following investment classifications:


Common Stocks              93%
Repurchase Agreement        7%


% of Total Portfolio Investments



-------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
-------------------------------------------------------------------------------
COMMON STOCKS--91.8%
   Apparel/Textiles--3.8%
     Authentic Fitness              39,000     $  941
     St. John Knits                 21,000        969

-------------------------------------------------------------------------------
   TOTAL APPAREL/TEXTILES                       1,910
-------------------------------------------------------------------------------

   Broadcasting, Newspapers and
     Advertising--3.5%
     New World Communications,
       Class A*                     50,000        775
     United Video Satellite Group,
       Series A*                    27,600        969

-------------------------------------------------------------------------------
   TOTAL BROADCASTING, NEWSPAPERS
      AND ADVERTISING                           1,744
-------------------------------------------------------------------------------

   Communications Equipment--3.1%
     Lo Jack*                       30,800        306
     Microcom*                      50,000      1,244

-------------------------------------------------------------------------------
   TOTAL COMMUNICATIONS EQUIPMENT               1,550
-------------------------------------------------------------------------------

   Computer Software--20.7%
     Applix*                        56,200      1,560
     Aspen Technology*              15,300        581
     Borland International*         51,400        957
     Global Village Communication*  26,000        416
     Harbinger*                     33,100        604


-------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
   Computer Software (continued)
     Macromedia*                    41,800    $ 1,672
     McAfee Associates*             11,400        570
     Open Environment*              38,000        532
     Quarterdeck Office Systems*    56,500        904
     Shiva Corporation*              7,800        560
     Smith Micro Software*          92,000        644
     Transaction Systems Architects* 18,800       651
     Veritas Software*              21,600        805

-------------------------------------------------------------------------------
   TOTAL COMPUTER SOFTWARE                     10,456
-------------------------------------------------------------------------------

   Computers and Services--2.4%
     Madge, NV*                     10,500        415
     Radisys *                      71,300        802

-------------------------------------------------------------------------------
   TOTAL COMPUTERS AND SERVICES                 1,217
-------------------------------------------------------------------------------

   Drugs--6.6%
     Genzyme*                       38,300      1,034
     Idexx Labs*                    35,000      1,758
     Martek Biosciences*            15,000        525

-------------------------------------------------------------------------------
   TOTAL DRUGS                                  3,317
-------------------------------------------------------------------------------

   Entertainment--2.0%
     Dove Audio*                    88,000        990

-------------------------------------------------------------------------------
   TOTAL ENTERTAINMENT                            990
-------------------------------------------------------------------------------

   Financial Services--3.5%
     Americredit*                   63,300        839
     Data Broadcasting*             80,000        930

-------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                     1,769
-------------------------------------------------------------------------------

   Insurance--2.9%
     CMAC Investment                18,000      1,035
     Compdent*                      12,800        451

-------------------------------------------------------------------------------
   TOTAL INSURANCE                              1,486
-------------------------------------------------------------------------------

   Machinery--1.6%
     Zoltek*                        36,400        828

-------------------------------------------------------------------------------
   TOTAL MACHINERY                                828
-------------------------------------------------------------------------------

   Measuring Devices--4.9%
     Cognex*                        29,000        645
     Fore Systems*                  22,000      1,205
     Input/Output*                  25,000        606

-------------------------------------------------------------------------------
   TOTAL MEASURING DEVICES                      2,456
-------------------------------------------------------------------------------


                                                                     (CONTINUED)

STATEMENT OF NET ASSETS


THE OVB FUNDS EMERGING
GROWTH PORTFOLIO (CONTINUED)


-------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
   Medical Products & Services--13.4%
     Chad Therapeutics*             78,900     $  907
     De Rigo S.P.A. ADR*            46,200      1,155
     Healthdyne Technology*         72,700        845
     Medpartners/Mullikin*          32,300      1,163
     Physicians Reliance*           38,000      1,729
     Staar Surgical*                79,000        958

-------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES            6,757
-------------------------------------------------------------------------------

   Miscellaneous Business Services--3.1%
     Alternative Resources*         29,000        834
     Medaphis*                      18,000        720

-------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES        1,554
-------------------------------------------------------------------------------

   Miscellaneous Manufacturing--3.2%
     Oakley *                       32,100      1,180
     Vista 2000 *                   44,700        458

-------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS MANUFACTURING            1,638
-------------------------------------------------------------------------------

   Petroleum & Fuel Products--3.0%
     Barrett Resources*             39,000        994
     Sonat Offshore Drilling        10,800        498

-------------------------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS              1,492
-------------------------------------------------------------------------------

   Retail--10.6%
     Department 56*                 25,000        991
     Garden Ridge*                  14,300        472
     Just For Feet*                 15,150        471
     MSC Industrial Direct*         42,500      1,094
     Renters' Choice*               66,400      1,087
     Sunglass Hut International*    45,000      1,252

-------------------------------------------------------------------------------
   TOTAL RETAIL                                 5,367
-------------------------------------------------------------------------------

   Steel & Steel Works--1.9%
     Imco Recycling                 46,000        966

-------------------------------------------------------------------------------
   TOTAL STEEL & STEEL WORKS                      966
-------------------------------------------------------------------------------

   Wholesale--1.6%
     Physician Sales and Services*  27,500        784

-------------------------------------------------------------------------------
   TOTAL WHOLESALE                                784
-------------------------------------------------------------------------------

   TOTAL COMMON STOCKS (COST $34,046,000)      46,281
-------------------------------------------------------------------------------







-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT--7.0%
     Lehman Brothers
       5.93%, dated 01/31/96, matures
       02/01/96, repurchase price
       $3,536,485 (collateralized
       by U.S. Treasury Bill, par
       value $95,000, 0.00%, matures
       03/07/96, market value $94,514;
       U.S. Treasury Note, par value
       $3,213,000, 7.75%, matures
       12/31/99, market value
       $3,513,352; with total
       market value of $3,607,866)  $3,536    $ 3,536

-------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
      (COST $3,536,000)                         3,536
-------------------------------------------------------------------------------

   TOTAL INVESTMENTS--98.8%
      (COST $37,582,000)                       49,817
-------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES--1.2%
   Other Assets and Liabilities, Net              593

-------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES             593
-------------------------------------------------------------------------------

NET ASSETS                                     50,410
-------------------------------------------------------------------------------

NET ASSETS:
   Portfolio shares of Class A
     (unlimited authorization--no par
     value) based on 4,207,846
     outstanding shares of beneficial
     interest                                  40,282
   Portfolio shares of Class B (unlimited
     authorization--no par value) based on
     204,192 outstanding shares of
     beneficial interest                        2,062
   Accumulated net realized loss on
     investments                              (4,169)
   Net unrealized appreciation on
     investments                               12,235

-------------------------------------------------------------------------------
   TOTAL NET ASSETS--100.0%                   $50,410
-------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE--CLASS A         $11.43
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE--CLASS B         $11.36

-------------------------------------------------------------------------------
* Non-income producing securities
ADR   American Depository Receipt

The accompanying notes are an integral part of the financial statements.

                                                                         [LOGO]
                                                                JANUARY 31,1996
THE OVB FUNDS CAPITAL
APPRECIATION PORTFOLIO


                                                     [GRAPHIC OMITTED]


A pie chart depicting the percent of total portfolio investments for the following investment classifications:


Common Stocks              99%
Repurchase Agreement        1%


% of Total Portfolio Investments


-------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
-------------------------------------------------------------------------------
COMMON STOCKS--99.0%
   Agriculture--3.8%
     Dole Food                      54,000    $ 2,011
     Pioneer Hi Bred International  35,800      1,826

-------------------------------------------------------------------------------
   TOTAL AGRICULTURE                            3,837
-------------------------------------------------------------------------------

   Aircraft--2.0%
     Boeing                         26,200      2,034

-------------------------------------------------------------------------------
   TOTAL AIRCRAFT                               2,034
-------------------------------------------------------------------------------

   Apparel/Textiles--2.3%
     Fila Holdings ADR              48,000      2,328

-------------------------------------------------------------------------------
   TOTAL APPAREL/TEXTILES                       2,328
-------------------------------------------------------------------------------

   Banks--5.8%
     Citicorp                       25,000      1,847
     J P Morgan                     20,500      1,666
     Wells Fargo                    10,000      2,346

-------------------------------------------------------------------------------
   TOTAL BANKS                                  5,859
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
   Communications Equipment--3.2%
     L.M. Ericsson Telephone ADR    62,900    $ 1,297
     Sony ADR                       31,000      1,922

-------------------------------------------------------------------------------
   TOTAL COMMUNICATIONS EQUIPMENT               3,219
-------------------------------------------------------------------------------

   Computer Networking Products--9.0%
     3Com*                          20,000        918
     Bay Networks*                  41,850      1,779
     Cisco Systems*                 23,900      1,990
     Computer Sciences*             29,500      2,249
     Sun Microsystems               49,400      2,272

-------------------------------------------------------------------------------
   TOTAL COMPUTER NETWORKING PRODUCTS           9,208
-------------------------------------------------------------------------------

   Computer Peripherals--2.9%
     Digital Equipment*             26,000      1,882
     Hewlett Packard                12,700      1,076

-------------------------------------------------------------------------------
   TOTAL COMPUTER PERIPHERALS                   2,958
-------------------------------------------------------------------------------

   Computer Software--3.6%
     Computer Associates
     International                  30,600      2,092
     Oracle Systems*                34,000      1,624

-------------------------------------------------------------------------------
   TOTAL COMPUTER SOFTWARE                      3,716
-------------------------------------------------------------------------------

   Drugs--20.1%
     American Home Products         20,000      2,040
     Amgen*                         31,500      1,894
     Biogen*                        15,000      1,054
     Boston Scientific*             22,700      1,163
     Genzyme Warrants*              10,000        420
     Genzyme*                       34,000      2,580
     Johnson & Johnson              24,000      2,304
     Merck                          30,500      2,143
     Pfizer                         37,400      2,571
     Pharmacia & Upjohn*            55,000      2,303
     Smithkline Beecham             36,000      2,025

-------------------------------------------------------------------------------
   TOTAL DRUGS                                 20,497
-------------------------------------------------------------------------------

   Entertainment--1.0%
     Walt Disney                    15,200        977

-------------------------------------------------------------------------------
   TOTAL ENTERTAINMENT                            977
-------------------------------------------------------------------------------


                                                                     (CONTINUED)

STATEMENT OF NET ASSETS

THE OVB FUNDS CAPITAL
APPRECIATION PORTFOLIO (CONTINUED)

-------------------------------------------------------------------------------
                                               Value
Description                          Shares     (000)
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
   Financial Services--7.8%
     American Express               42,000    $ 1,932
     First Data                     28,300      2,002
     FNMA                           65,200      2,249
     Merrill Lynch                  31,500      1,792

-------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                     7,975
-------------------------------------------------------------------------------

   Food, Beverage & Tobacco--4.9%
     Coca-Cola                      26,400      1,990
     CPC International              14,000      1,019
     HJ Heinz                       28,800        990
     Sara Lee                       29,900      1,009

-------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO               5,008
-------------------------------------------------------------------------------

   Household Products--1.9%
     Gillette                       35,600      1,909

-------------------------------------------------------------------------------
   TOTAL HOUSEHOLD PRODUCTS                     1,909
-------------------------------------------------------------------------------

   Insurance--2.0%
     AIG                            21,000      2,034

-------------------------------------------------------------------------------
   TOTAL INSURANCE                              2,034
-------------------------------------------------------------------------------

   Medical Products & Services--6.1%
     Guidant                        56,000      2,569
     McKesson                       18,800        940
     Medtronic                      20,000      1,143
     Nellcor*                       25,500      1,581

-------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES            6,233
-------------------------------------------------------------------------------

   Miscellaneous Business Services--3.1%
     ADT Limited*                   65,500        950
     CUC International*             60,000      2,212

-------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES        3,162
-------------------------------------------------------------------------------

   Office Equipment--4.5%
     Alco Standard                  42,400      1,664
     Danka Business Systems ADR     29,000      1,069
     Xerox                          15,000      1,854

-------------------------------------------------------------------------------
   TOTAL OFFICE EQUIPMENT                       4,587
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
   Oil & Gas Well Equipment--3.8%
     Halliburton                    38,000    $ 1,962
     Schlumberger                   27,100      1,900

-------------------------------------------------------------------------------
   TOTAL OIL & GAS WELL EQUIPMENT               3,862
-------------------------------------------------------------------------------

   Photographic Equipment &
     Supplies--1.8%
     Eastman Kodak                  24,400      1,790

-------------------------------------------------------------------------------
   TOTAL PHOTOGRAPHIC EQUIPMENT
     & SUPPLIES                                 1,790
-------------------------------------------------------------------------------

   Restaurants--1.1%
     McDonalds                      21,500      1,080

-------------------------------------------------------------------------------
   TOTAL RESTAURANTS                            1,080
-------------------------------------------------------------------------------

   Retail--2.9%
     OfficeMax*                     90,000      2,070
     Warnaco Group                  40,000        915

-------------------------------------------------------------------------------
   TOTAL RETAIL                                 2,985
-------------------------------------------------------------------------------

   Specialty Machinery--1.7%
     American Standard*             60,000      1,748

-------------------------------------------------------------------------------
   TOTAL SPECIALTY MACHINERY                    1,748
-------------------------------------------------------------------------------

   Telephones & Telecommunication--1.9%
     US West Media Group*           48,000      1,014
     Worldcom*                      25,000        916

-------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION         1,930
-------------------------------------------------------------------------------

   Testing Laboratories--1.8%
     Chiron *                       16,100      1,852

-------------------------------------------------------------------------------
   TOTAL TESTING LABORATORIES                   1,852
-------------------------------------------------------------------------------

   TOTAL COMMON STOCKS
     (COST $77,694,000)                       100,788
-------------------------------------------------------------------------------

                                                                      [LOGO]
                                                             JANUARY 31,1996

THE OVB FUNDS CAPITAL
APPRECIATION PORTFOLIO (CONCLUDED)


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT--1.0%
     Lehman Brothers
       5.93%, dated 01/31/96,
       matures 02/01/96, repurchase
       price $1,062,570 (collateralized
       by FNMA STRIPS Principal Only,
       par value $1,650,000, 0.00%,
       matures 02/01/24, market
       value $1,085,719)            $1,062    $ 1,062

-------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
     (COST $1,062,000)                          1,062
-------------------------------------------------------------------------------

   TOTAL INVESTMENTS--100.0%
      (COST $78,756,000)                      101,850
-------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES--0.0%
   Other Assets and Liabilities, Net              (5)

-------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES             (5)
-------------------------------------------------------------------------------

NET ASSETS                                    101,845
-------------------------------------------------------------------------------

NET ASSETS:
   Portfolio shares of Class A
     (unlimited authorization--no
     par value) based on 7,486,078
     outstanding shares of
     beneficial interest                       74,601
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 168,502
     outstanding shares of
     beneficial interest                        1,967
   Undistributed net investment income              4
   Accumulated net realized gain
     on investments                             2,179
   Net unrealized appreciation on
     investments                               23,094

-------------------------------------------------------------------------------
   TOTAL NET ASSETS--100.0%                  $101,845
-------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE--CLASS A         $13.31
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE--CLASS B         $13.25

-------------------------------------------------------------------------------
* Non-income producing securities
ADR    American Depository Receipt
FNMA   Federal National Mortgage Association
STRIPS Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
===============================================================================

FOR THE YEAR ENDED JANUARY 31, 1996

                                                                            (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------

                                                   PRIME OBLIGATIONS                  WEST VIRGINIA TAX-EXEMPT
                                                       PORTFOLIO                          INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest Income                                       $5,515                                $2,131
   Dividend Income                                           --                                    --
---------------------------------------------------------------------------------------------------------------------------

     TOTALINVESTMENT INCOME                               5,515                                 2,131
---------------------------------------------------------------------------------------------------------------------------

EXPENSES:
   Administrator Fees                                       184                                   100
   Less Administrator Fees Waiver                            --                                   (26)
   Investment Advisory Fees                                 230                                   166
   Less Investment Advisory Fees Waiver                    (138)                                  (27)
   Sub-Advisory Fees                                         69                                    --
   Custodian Fees                                            13                                     5
   ProfessionalFees                                          26                                    12
   Registration & Filing Fees                                10                                     6
   Printing Expense                                          10                                     4
   Trustee Fees                                               6                                     2
   Pricing Fees                                              --                                     3
   Distribution Fees(1)                                       6                                     8
   Transfer Agency Fees                                      37                                    29
   Amortization of Organization Costs                         3                                     3
   Miscellaneous Expenses                                     1                                    --
---------------------------------------------------------------------------------------------------------------------------

   TOTAL EXPENSES                                           457                                   285
---------------------------------------------------------------------------------------------------------------------------

     NET INVESTMENT INCOME (LOSS)                         5,058                                 1,846
---------------------------------------------------------------------------------------------------------------------------

   Net Realized Gain (Loss) FromSecurities Sold              --                                    (3)
   Net Change in Unrealized Appreciation
     on Investments                                          --                                 2,701
---------------------------------------------------------------------------------------------------------------------------

   Net Realized and Unrealized Gain on
     Investments                                              --                                 2,698
===========================================================================================================================

   Increase in Net Assets Resulting From
     Operations                                          $5,058                                $4,544
===========================================================================================================================

(1)      Distribution Fees are only incurred on Class B shares.

    The accompanying notes are an integral part of the financial statements.

                                                                         [LOGO]
                                                                JANUARY 31,1996
===============================================================================

                                                                            (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------

                                                 GOVERNMENT SECURITIES     EMERGING GROWTH      CAPITAL APPRECIATION
                                                       PORTFOLIO              PORTFOLIO               PORTFOLIO
---------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest Income                                       $3,748                   $86                     $141
   Dividend Income                                           86                    20                      851
---------------------------------------------------------------------------------------------------------------------

     TOTALINVESTMENT INCOME                               3,834                   106                      992
---------------------------------------------------------------------------------------------------------------------

EXPENSES:
   Administrator Fees                                       118                   100                      181
   Less Administrator Fees Waiver                            --                    --                       --
   Investment Advisory Fees                                 442                   446                      863
   Less Investment Advisory Fees Waiver                    (165)                  (79)                    (231)
   Sub-Advisory Fees                                         --                    --                       --
   Custodian Fees                                             8                     6                       12
   ProfessionalFees                                          18                    15                       26
   Registration & Filing Fees                                10                     4                        8
   Printing Expense                                          13                     5                       10
   Trustee Fees                                               4                     3                        6
   Pricing Fees                                               3                     3                        5
   Distribution Fees(1)                                       2                     4                        3
   Transfer Agency Fees                                      35                    34                       39
   Amortization of Organization Costs                         3                     3                        3
   Miscellaneous Expenses                                    --                    --                        1
---------------------------------------------------------------------------------------------------------------------

   TOTAL EXPENSES                                           491                   544                      926
---------------------------------------------------------------------------------------------------------------------

     NET INVESTMENT INCOME (LOSS)                         3,343                  (438)                      66
---------------------------------------------------------------------------------------------------------------------

   Net Realized Gain (Loss) FromSecurities Sold             125                 6,404                   12,232
   Net Change in Unrealized Appreciation
     on Investments                                       6,459                10,258                   17,868
---------------------------------------------------------------------------------------------------------------------

   Net Realized and Unrealized Gain on
     Investments                                          6,584                16,662                   30,100
=====================================================================================================================

   Increase in Net Assets Resulting From
     Operations                                          $9,927               $16,224                  $30,166
=====================================================================================================================

(1)      Distribution Fees are only incurred on Class B shares.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OFCHANGES IN NET ASSETS
===============================================================================

FOR THE YEAR ENDED JANUARY 31

                                                                         (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------
                                                     PRIME OBLIGATIONS                 WEST VIRGINIA TAX-EXEMPT
                                                         PORTFOLIO                         INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                  1996              1995                1996              1995
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income                         $5,058            $3,319              $1,846            $1,279
   Net Realized Gain (Loss) from Securities
      Sold                                           --                (8)                 (3)             (157)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments                  --                --               2,701            (1,781)
---------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM INVESTMENT OPERATIONS        5,058             3,311               4,544              (659)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   Net Investment Income:
     Class A                                     (4,935)           (3,304)             (1,696)           (1,198)
     Class B                                       (123)              (15)               (150)              (81)
   Net Realized Gains
     Class A                                          --               --                   --                --
     Class B                                          --               --                   --                --
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS:                          (5,058)           (3,319)             (1,846)           (1,279)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARETRANSACTIONS:
   Class A:
     Shares Issued                              222,222           175,644              13,270            11,418
     Shares Issued in Lieu of Cash
        Distributions                                --                --                  --                 --
     Shares Redeemed                           (214,858)         (180,818)             (5,221)           (3,937)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A TRANSACTIONS                     7,364            (5,174)              8,049             7,481
---------------------------------------------------------------------------------------------------------------------------
   Class B:
     Shares Issued                                8,627               831               1,974             1,777
     Shares Issued in Lieu of Cash
        Distributions                                85                 8                 123                61
     Shares Redeemed                             (3,226)             (170)               (280)             (404)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS B TRANSACTIONS                     5,486               669               1,817             1,434
---------------------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS                  12,850            (4,505)              9,866             8,915
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS       12,850            (4,513)             12,564             6,977
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Year                             77,964            82,477              28,359            21,382
---------------------------------------------------------------------------------------------------------------------------
   End of Year                                  $90,814           $77,964             $40,923           $28,359
===========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
   Class A:
     ShareIssued                                222,222           175,644               1,365             1,201
     Shares Issued in Lieu of Cash
        Distributions                                --                --                  --                --
     Shares Redeemed                           (214,858)         (180,818)               (533)             (425)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A SHARE TRANSACTIONS               7,364            (5,174)                832               776
---------------------------------------------------------------------------------------------------------------------------
   Class B:
     Shares Issued                                8,627               831                 201               187
     Shares Issued in Lieu of Cash
        Distributions                                85                 8                  12                 6
     Shares Redeemed                             (3,226)             (170)                (28)              (43)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS B SHARE TRANSACTIONS               5,486               669                 185               150
---------------------------------------------------------------------------------------------------------------------------
   TOTAL SHARE TRANSACTIONS                      12,850            (4,505)              1,017               926
===========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                         [LOGO]
                                                                JANUARY 31,1996
===============================================================================

                                                                         (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
                                               GOVERNMENT SECURITIES         EMERGING GROWTH       CAPITAL APPRECIATION
                                                     PORTFOLIO                  PORTFOLIO                PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                 1996         1995          1996        1995         1996         1995
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income                      $   3,343    $   2,550    $    (438)   $    (268)   $      66    $     179
   Net Realized Gain (Loss) from Securities
      Sold                                          125         (216)       6,404       (9,871)      12,232       (8,352)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                6,459       (3,686)      10,258         (494)      17,868        2,516
-------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM INVESTMENT OPERATIONS         9,927       (1,352)      16,224      (10,633)      30,166       (5,657)
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   Net Investment Income:
     Class A                                     (3,302)      (2,530)        --           --            (61)        (189)
     Class B                                        (41)         (20)        --           --           --             (1)
   Net Realized Gains
     Class A                                       --           --           --           --         (1,472)        --
     Class B                                       --           --           --           --            (25)        --
-------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS:                          (3,343)      (2,550)        --           --         (1,558)        (190)
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARETRANSACTIONS:
   Class A:
     Shares Issued                               12,560       38,847       10,791       14,902       30,408       30,455
     Shares Issued in Lieu of Cash
       Distributions                               --           --           --           --           --           --
     Shares Redeemed                            (19,904)      (8,566)     (13,290)      (6,355)     (29,613)      (8,158)
-------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A TRANSACTIONS                    (7,344)      30,281       (2,499)       8,547          795       22,297
-------------------------------------------------------------------------------------------------------------------------
   Class B:
     Shares Issued                                  655          393        1,475          707        1,493          394
     Shares Issued in Lieu of Cash
       Distributions                                 26            8         --           --             24            1
     Shares Redeemed                                (50)         (51)        (292)        (119)         (82)         (31)
-------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS B TRANSACTIONS                       631          350        1,183          588        1,435          364
-------------------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS                  (6,713)      30,631       (1,316)       9,135        2,230       22,661
-------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS         (129)      26,729       14,908       (1,498)      30,838       16,814
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Year                             61,524       34,795       35,502       37,000       71,007       54,193
-------------------------------------------------------------------------------------------------------------------------
   End of Year                                $  61,395    $  61,524    $  50,410    $  35,502    $ 101,845    $  71,007
=========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
   Class A:
     ShareIssued                                  1,292        4,210        1,057        1,638        2,627        3,087
     Shares Issued in Lieu of Cash
       Distributions                               --           --           --           --           --           --
     Shares Redeemed                             (2,072)        (939)      (1,276)        (709)      (2,509)        (851)
-------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A SHARE TRANSACTIONS                (780)       3,271         (219)         929          118        2,236
-------------------------------------------------------------------------------------------------------------------------
   Class B:
     Shares Issued                                   67           41          138           76          121           40
     Shares Issued in Lieu of Cash
        Distributions                                 3            1         --           --              2         --
     Shares Redeemed                                 (5)          (6)         (27)         (14)          (7)          (3)
-------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS B SHARE TRANSACTIONS                  65           36          111           62          116           37
-------------------------------------------------------------------------------------------------------------------------
   TOTAL SHARE TRANSACTIONS                        (715)       3,307         (108)         991          234        2,273
=========================================================================================================================


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
===============================================================================

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                      NET ASSET                 NET REALIZED  DISTRIBUTIONS NET ASSET
                                                       VALUE,         NET      AND UNREALIZED    FROM NET    VALUE,
                                                      BEGINNING   INVESTMENT   GAINS (LOSSES)   INVESTMENT   END OF
                                                      OF PERIOD     INCOME     ON INVESTMENTS     INCOME     PERIOD
---------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATIONS PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
CLASS A
1996                                                    $ 1.00       $ 0.06         $ 0.00        $(0.06)    $ 1.00
1995                                                      1.00         0.04           0.00         (0.04)      1.00
1994(1)                                                   1.00         0.00           0.00          0.00       1.00
CLASS B
1996                                                    $ 1.00       $ 0.05         $ 0.00        $(0.05)    $ 1.00
1995(2)                                                   1.00         0.04           0.00         (0.04)      1.00
---------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
CLASS A
1996                                                    $ 9.36       $ 0.49         $ 0.76        $(0.49)    $10.12
1995                                                     10.17         0.46          (0.81)        (0.46)      9.36
1994(9)                                                  10.00         0.07           0.17         (0.07)     10.17
CLASS B
1996                                                    $ 9.36       $ 0.47         $ 0.75        $(0.47)    $10.11
1995                                                     10.17         0.43          (0.81)        (0.43)      9.36
1994(10)                                                 10.07         0.05           0.10         (0.05)     10.17
---------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
CLASS A
1996                                                    $ 9.09       $ 0.55         $ 1.06        $(0.55)    $10.15
1995                                                     10.06         0.51          (0.97)        (0.51)      9.09
1994(7)                                                  10.00         0.08           0.06         (0.08)     10.06
CLASS B
1996                                                    $ 9.10       $ 0.53         $ 1.05        $(0.53)    $10.15
1995                                                     10.06         0.49          (0.96)        (0.49)      9.10
1994(8)                                                  10.01         0.04           0.05         (0.04)     10.06
---------------------------------------------------------------------------------------------------------------------------

(1) Prime Obligations Class A commenced operations on December 1, 1993. All ratios for the period have been annualized.
(2) Prime Obligations Class B commenced operations on February 7, 1994. All ratios for the period have been annualized.
(3) Capital Appreciation Class A commenced operations on December 1, 1993. All ratios for the period have been annualized.
(4) Capital Appreciation ClassB commenced operations on December 31, 1993. All ratios for the period have been annualized.
(5) Emerging Growth Class A commenced operations on December 1, 1993. All ratios for the period have been annualized.

    The accompanying notes are an integral part of the financial statements.

                                                                         [LOGO]
                                                                JANUARY 31,1996
===============================================================================

                                                                                                             RATIO OF
                                                                                             RATIO OF     NET INVESTMENT
                                                                                RATIO OF    EXPENSES TO     INCOME TO
                                                                  RATIO OF   NET INVESTMENT  AVERAGE         AVERAGE
                                                   NET ASSETS,  EXPENSES TO      INCOME     NET ASSETS      NET ASSETS    PORTFOLIO
                                         TOTAL       END OF       AVERAGE      TO AVERAGE   (EXCLUDING      (EXCLUDING    TURNOVER
                                        RETURN    PERIOD (000)  NET ASSETS     NET ASSETS    WAIVERS)        WAIVERS)       RATE
-----------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATIONS PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1996                                      5.65%      $84,660       0.49%         5.50%         0.64%           5.35%          N/A
1995                                      4.15        77,295       0.49          4.08          0.69            3.88           N/A
1994(1)                                   2.95        82,477       0.49          2.89          0.80            2.58           N/A
CLASS B
1996                                      5.39%      $ 6,154       0.74%         5.15%         0.89%           5.00%          N/A
1995(2)                                   3.95           669       0.74          4.33          0.93            4.14           N/A
-----------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1996                                     13.66%      $36,611       0.75%         5.02%         0.89%           4.88%           43%
1995                                     (3.38)       26,096       0.75          4.88          1.09            4.54            28
1994(9)                                   2.43        20,477       0.75          4.18          1.62            3.31            17
CLASS B
1996                                     13.26%      $ 4,312       1.00%         4.78%         1.14%           4.64%           43%
1995                                     (3.62)        2,263       1.00          4.68          1.34            4.34            28
1994(10)                                  1.48           935       1.00          3.87          2.14            2.73            17
-----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1996                                     18.14%      $60,228       0.83%         5.68%         1.11%           5.40%           28%
1995                                     (4.48)       61,067       0.83          5.61          1.17            5.27            13
1994(7)                                   1.39        34,654       0.83          4.64          1.49            3.98             5
CLASS B
1996                                     17.72%      $ 1,167       1.08%         5.39%         1.36%           5.11%           28%
1995                                     (4.62)          457       1.08          5.34          1.42            5.00            13
1994(8)                                   0.89           141       1.08          4.47          2.00            3.35             5
-----------------------------------------------------------------------------------------------------------------------------------

 (6)   Emerging Growth Class B commenced operations on December 29, 1993.
       All ratios for the period have been annualized.
 (7)   Government Securities Class A commenced operations on December 1, 1993.
       All ratios for the period have been annualized.
 (8)   Government Securities ClassB commenced operations on December 31, 1993.
       All ratios for the period have been annualized.
 (9) West Virginia Tax-Exempt Class A commenced operations on December 1, 1993. All ratios for the period have been annualized.
(10) West Virginia Tax-Exempt Class B commenced operations on December 17, 1993. All ratios for the period have been annualized.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
===============================================================================

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                              NET ASSET                 NET REALIZED  DISTRIBUTIONS DISTRIBUTIONS  NET ASSET
                               VALUE,        NET       AND UNREALIZED   FROM NET       FROM         VALUE,
                              BEGINNING   INVESTMENT   GAINS (LOSSES)  INVESTMENT     CAPITAL       END OF
                              OF PERIOD  INCOME (LOSS) ON INVESTMENTS    INCOME        GAINS        PERIOD
---------------------------------------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------
CLASS A
1996                            $ 7.86      $(0.10)         $3.67       $ 0.00        $0.00         $11.43
1995                             10.48       (0.06)         (2.56)        0.00         0.00           7.86
1994(5)                          10.00        0.00           0.48         0.00         0.00          10.48
CLASS B
1996                            $ 7.83      $(0.12)         $3.65       $ 0.00        $0.00         $11.36
1995                             10.48       (0.06)         (2.59)        0.00         0.00           7.83
1994(6)                           9.77        0.00           0.71         0.00         0.00          10.48
---------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------
CLASS A
1996                            $ 9.57      $ 0.01          $3.93       $(0.01)      $(0.19)        $13.31
1995                             10.53        0.03          (0.96)       (0.03)        0.00           9.57
1994(3)                          10.00        0.00           0.53         0.00         0.00          10.53
CLASS B
1996                            $ 9.55      $(0.01)         $3.90       $ 0.00       $(0.19)        $13.25
1995                             10.52        0.01          (0.97)       (0.01)        0.00           9.55
1994(4)                          10.33        0.00           0.19         0.00         0.00          10.52
---------------------------------------------------------------------------------------------------------------

 (1) Prime Obligations Class A commenced operations on December 1, 1993. All ratios for the period have been annualized.
 (2) Prime Obligations Class B commenced operations on February 7, 1994. All ratios for the period have been annualized.
 (3) Capital Appreciation Class A commenced operations on December 1, 1993. All ratios for the period have been annualized.
 (4) Capital Appreciation ClassB commenced operations on December 31, 1993. All ratios for the period have been annualized
 (5)     Emerging Growth Class A commenced operations on December 1, 1993.
         All ratios for the period have been annualized.

    The accompanying notes are an integral part of the financial statements.

                                                                         [LOGO]
                                                                JANUARY 31,1996
===============================================================================

                                                                                                RATIO OF
                                                                                   RATIO OF  NET INVESTMENT
                                                                      RATIO OF     EXPENSES   TOINCOME (LOSS)
                                                         RATIO OF  NET INVESTMENT  AVERAGE    TO AVERAGE
                                         NET ASSETS,   EXPENSES TO INCOME (LOSS)  NET ASSETS    NET ASSETS   PORTFOLIO
                               TOTAL       END OF        AVERAGE    TO AVERAGE   (EXCLUDING    (EXCLUDING   TURNOVER
                              RETURN     PERIOD (000)   NET ASSETS   NET ASSETS    WAIVERS)      WAIVERS)      RATE
-----------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
CLASS A
1996                              45.42%   $48,090         1.15%       (0.92)%       1.32%       (1.09)%        117%
1995                             (25.00)    34,772         1.15        (0.75)        1.42        (1.02)         126
1994(5)                           (4.80)    36,670         1.15        (0.83)        1.70        (1.38)           7
CLASS B
1996                              45.08%   $ 2,320         1.40%       (1.19)%       1.57%       (1.36)%        117%
1995                             (25.29)       730         1.40        (0.98)        1.67        (1.25)         126
1994(6)                            7.27        330         1.40        (1.08)        2.15        (1.83)           7
-----------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
CLASS A
1996                              41.31%   $99,612         1.02%        0.08%        1.27%       (0.17)%        119%
1995                              (8.84)    70,502         1.02         0.28         1.33        (0.03)         107
1994(3)                            5.30     54,022         1.02         0.12         1.51        (0.37)           7
CLASS B
1996                              40.88%   $ 2,233         1.27%       (0.16)%       1.52%       (0.41)%        119%
1995                              (9.11)       505         1.27         0.02         1.58        (0.29)         107
1994(4)                            1.84        171         1.27         0.19         2.01        (0.55)           7
-----------------------------------------------------------------------------------------------------------------------

 (6)     Emerging Growth Class B commenced operations on December 29, 1993.
         All ratios for the period have been annualized.
 (7)     Government Securities Class A commenced operations on December 1, 1993.
         All ratios for the period have been annualized.
 (8)     Government Securities ClassB commenced operations on December 31, 1993.
         All ratios for the period have been annualized.
 (9)     West Virginia Tax-Exempt Class A commenced operations on December 1, 1993.
         All ratios for the period have been annualized.
(10)     West Virginia Tax-Exempt Class B commenced operations on December 17, 1993.
         All ratios for the period have been annualized.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
===============================================================================

1. ORGANIZATION
The Arbor Fund (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992 and had no operations through February 1, 1993, other than those related to organizational matters and the sale of initial shares to SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation, on October 9, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management company. The financial statements included herein relate to the Trust's OVBFamily of Funds. The OVB Family of Funds include the Prime Obligations Portfolio (the "Money Market Portfolio"), Capital Appreciation Portfolio, Emerging Growth Portfolio (the "Equity Portfolios"), Government Securities Portfolio and West Virginia Tax-Exempt IncomePortfolio (the "Fixed Income Portfolios"). The financial statements of the remaining portfolios are presented separately. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held.The Portfolios are registered to offer two classes of shares:Class A and Class B (see note 3).

2. SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the Portfolios.

SECURITY VALUATION--
Investments in equity securities which are traded on a national securities exchange (or reported on NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price.Debt obligations with sixty days or less until maturity are valued at their amortized cost.
     Investment securities held by the Money Market Portfolio are stated at amortized cost which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

FEDERALINCOME TAXES--
It is each Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required in the financial statements.

                                                                         [LOGO]
                                                                JANUARY 31,1996
===============================================================================

SECURITY TRANSACTIONS AND RELATED INCOME--
Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.Purchase discounts and premiums on securities held by the Fixed Income Portfolios are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

REPURCHASE AGREEMENTS--
The Portfolios, except the West Virginia Tax-Exempt Income Portfolio, invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization and/or retention of the collateral by the Portfolios may be delayed or limited.

NET ASSET VALUE PER SHARE--
The net asset value per share of each Portfolio is calculated on each business day.In general, it is computed by dividing the assets of each Portfolio, less its liabilities, by the number of outstanding shares of the Portfolio.

CLASSES--
Class specific expenses are borne by that class.Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes of shares on the basis of their relative daily net assets.

EXPENSES--
Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Fund are prorated to the portfolios on the basis of relative net assets.

DISTRIBUTIONS--
Distributions from net investment income for the Equity Portfolios are paid to shareholders in the form of quarterly dividends.Distributions from net investment income for the Money Market and Fixed Income Portfolios are declared daily and paid to shareholders on a monthly basis.Any net realized capital gains on sales of securities are distributed to shareholders at least annually.
     The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may

(CONTINUED)

===============================================================================

differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature.To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.
     $438,000 relating to permanent differences attributable to cumulative net operating losses of the Emerging Growth Portfolio as of January 31, 1996, has been reclassified from that portfolio's accumulated net investment losses to paid-in capital. This reclassification has no effect on net assets or net asset value per share.

3. INVESTMENT ADVISORY, ADMINISTRATIVE, TRANSFER AGENT, AND DISTRIBUTION
AGREEMENTS:
One Valley Bank, National Association (the "Advisor") serves as investment advisor to each Portfolio pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio as follows: Prime Obligations Portfolio--.25%, Capital Appreciation Portfolio--.95%, Emerging Growth Portfolio--.95%, Government Securities Portfolio--.75% and West Virginia Tax-Exempt IncomePortfolio--.45%. The Adviser has agreed to voluntarily waive a portion of its fee so that the total annual expenses of each portfolio will not exceed the voluntary expense limitations adopted by the Adviser. In the event that the total annual expenses of a Portfolio, after reflecting a waiver of all fees by the Adviser, exceed the specific limitations, the Adviser has agreed to bear such excess.Fee waivers by the Adviser are voluntary and may be terminated at any time.
     Wellington Management Company (the "Sub-Adviser") serves as the investment sub-adviser to the Prime Obligations Portfolio pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") with the Adviser and the Trust. Under the Sub-Advisory Agreement, the Sub-Adviser manages the Portfolio, selects investments, and places all orders for purchases and sales of the Portfolio's securities, subject to the general supervision of the Trustees of the Trust and the Adviser. For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the Sub-Adviser is entitled to receive a fee, computed daily and paid monthly, at the annual rate of .075% of the first $500 million of "managed assets" and .02% of "managed assets" in excess of $500 million. "Managed assets" are all of the money market fund assets that the Sub-Adviser manages for the Trust, including assets of funds other than the Prime Obligations Portfolio. The fee

                                                                         [LOGO]
                                                                JANUARY 31,1996
===============================================================================

paid by the Portfolio is based on its proportionate share of "managed assets."
     The Trust and theAdministrator have entered into an administration agreement. Under terms of the administration agreement, the Administrator is entitled to a fee calculated daily and paid monthly at an annual rate of .20% of the average daily net assets of each Portfolio. There is a minimum annual fee of $100,000 payable to the Administrator by each Portfolio. The Administrator has voluntarily agreed to waive a portion of its fee relating to the West Virginia Tax-Exempt Income Portfolio in order to limit that Portfolio's administration fee to .20% of its average daily net assets on an annualized basis.The Administrator also serves as the shareholder servicing agent for the Trust.Compensation for this service is paid under the administration agreement.
     DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement with the Trust.
     The Trust and SEIFinancial Services Company (the "Distributor"), a wholly-owned subsidiary of SEICorporation, have entered into a distribution agreement. The Class B shares of each Portfolio have a distribution plan (the "Class B Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. As provided in the Distribution Agreement and the Class B Plan, the Trust will pay a fee, at an annual rate of .25% of each Portfolio's average daily net assets attributable to Class B shares to the Distributor as compensation for its services.

4. ORGANIZATIONAL COSTS AND TRANSACTIONS WITH AFFILIATES:
Organizational costs have been capitalized by the Trust and are being amortized over sixty months beginning with the commencement of operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. These costs include legal fees of approximately $23,000 for organizational work performed by a law firm of which an officer of the Trust and a Trustee of the Trust is a partner.
     Certain officers of the Trust are also officers of the Administrator and/or Distributor.Such officers are paid no fees by theTrust for serving in their respective roles.

5. INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments, during

(CONTINUED)

===============================================================================

the year ended January 31, 1996 were as follows:

                        WEST VIRGINIA TAX-
                      EXEMPT INCOME PORTFOLIO
                    U.S.
                 GOVERNMENT
                 SECURITIES    ALL OTHER      TOTAL
                    (000)        (000)        (000)
                 ----------   -----------   --------
Purchases .......   $  --      $23,310      $23,310
Sales ...........      --       15,024       15,024

                  GOVERNMENT SECURITIES PORTFOLIO
                    U.S.
                 GOVERNMENT
                 SECURITIES    ALL OTHER      TOTAL
                    (000)        (000)        (000)
                 ----------   -----------   --------
Purchases ....... $13,372       $2,096      $15,468
Sales ...........  14,308        1,357       15,665

                     EMERGING GROWTH PORTFOLIO
                    U.S.
                 GOVERNMENT
                 SECURITIES    ALL OTHER      TOTAL
                    (000)        (000)        (000)
                 ----------   -----------   --------
Purchases .......   $  --      $52,612      $52,612
Sales ...........      --       54,181       54,181

                  CAPITAL APPRECIATION PORTFOLIO
                    U.S.
                 GOVERNMENT
                 SECURITIES    ALL OTHER      TOTAL
                    (000)        (000)        (000)
                 ----------   -----------   --------
Purchases .......   $  --     $108,248     $108,248
Sales ...........      --      104,619      104,619

At January 31, 1996, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes.The aggregate gross unrealized appreciation and depreciation on investment securities at January 31, 1996, for each Equity and Fixed Income Portfolio is as follows:

                                              NET
                  APPRECIATED DEPRECIATED  UNREALIZED
                  SECURITIES  SECURITIES  APPRECIATION
                     (000)       (000)       (000)
                  ----------- ----------- ------------
West Virginia
  Tax-Exempt
  Income ......... $ 1,340     $  (137)      $ 1,203
Government
  Securities .....   3,018         (61)        2,957
Emerging
  Growth .........  13,751      (1,516)       12,235
Capital
  Appreciation ...  23,379        (285)       23,094

     At January 31, 1996, the following Portfolios had available realized capital losses to offset future net capital gains through fiscal year ended:

                                     2003     2004
                                     (000)    (000)
                                     ----     ----
Prime Obligations .................  $   7     $--
West Virginia Tax-Exempt Income ...     24     141
Government Securities .............      3      68
Emerging Growth ...................  4,170      --

                                                                         [LOGO]
                                                                JANUARY 31,1996
===============================================================================

6. CONCENTRATION OF CREDIT RISK:
The Money Market Portfolio invests primarily in money market instruments maturing in one year or less whose ratings are within the highest ratings category assigned by a nationally recognized statistical rating organization or, if not rated, are believed to be of comparable quality. The Fixed Income Portfolios invest primarily in marketable debt instruments.The market value of these investments will change in response to interest rate changes and other factors.During periods of falling interest rates, the values of debt securities generally rise. Conversely, during periods of rising interest rates the values of such securities generally decline. The ability of the issuers of the securities held by these Portfolios to meet their obligations may be affected by economic and political developments in a specific industry, state or region. Changes by recognized rating organizations in the ratings of any debt security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

NOTICE TO SHAREHOLDERS OF THE OVB FUNDS
===============================================================================

UNAUDITED

FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS, THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.

For the fiscal year ended January 31, 1996 the portfolios of the OVB Family of Funds are designating long term capital gains and qualifying dividend income with regard to distributions paid during the year as follows:

                                                                    (A)                (B)
                                                                 LONG TERM          ORDINARY
                                                               CAPITAL GAINS         INCOME             TOTAL
                                                               DISTRIBUTIONS      DISTRIBUTIONS     DISTRIBUTIONS
PORTFOLIO                                                       (TAX BASIS)        (TAX BASIS)       (TAX BASIS)
---------                                                      -------------      -------------     -------------
Prime Obligations Money Market..........................             0%               100%              100%
Capital Appreciation....................................            96%                 4%              100%
Emerging Growth.........................................             0%                 0%                0%
Government Securities...................................             0%               100%              100%
WestVirginia Tax-Exempt Income..........................             0%               100%              100%

                                                                    (C)                (D)
                                                                QUALIFYING         TAX EXEMPT
PORTFOLIO                                                      DIVIDENDS (1)        INTEREST
---------                                                      -------------       ----------
Prime Obligations Money Market..........................             0%                 0%
Capital Appreciation....................................             6%                 0%
Emerging Growth.........................................             0%                 0%
Government Securities...................................             0%                 0%
WestVirginia Tax-Exempt Income..........................             0%                99%

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
*    Items (A) and (B) are based on the percentage of each Portfolio's total distribution.
**   Item (C) is based on the percentage of ordinary income of the fund.
***  Item (D) is based on the percentage of the gross income of the fund.

                                      Notes

                                      Notes

[LOGO]

THE OVB FUNDS
PORTFOLIOS OF THE ARBOR FUND
===============================================================================





INVESTMENT ADVISER:
One Valley Bank, N.A.
One Valley Square, P.O. Box 1793
Charleston, WV 25326

DISTRIBUTOR:
SEI Financial Services Company
680 East Swedesford Road
Wayne, PA 19087

This material must be preceded or accompanied by a current prospectus.

FOR MORE INFORMATION, CALL:

1-800-545-6331




                                                                    OVB-F-004-03

                                 THE ARBOR FUND
                      U.S. GOVERNMENT SECURITIES MONEY FUND
                             PRIME OBLIGATIONS FUND
                          ANNUAL REPORT TO SHAREHOLDERS
                             AS OF JANUARY 31, 1996

Dear Shareholder:

The fiscal year ended January 31, 1996, was one of positive change and strong performance for the Arbor Funds institutional money market funds.

The most significant development during the year was the addition of a new portfolio, the Prime Obligations Money Fund, which opened for business on October 25, 1995. The Fund invests primarily in high-quality corporate debt securities and maintains an average maturity on a dollar-weighted basis of 90 days or less. Since being launched, the Prime Obligations Money Fund has performed well. Its 7-day yield was 5.47% and its 7-day effective yield was 5.62% at January 31, 1996.

This new portfolio complements our existing U.S. Government Securities Money Fund, which also exhibited healthy returns this year. The Fund had a 7-day yield of 5.41% and a 7-day effective yield of 5.55% on January 31, 1996.

ECONOMIC ENVIRONMENT

In our last report, we voiced our continuing concern that the economy was losing momentum, and the Federal Reserve would be inclined to gradually lower short term interest rates in the coming months. The sluggish Christmas holiday spending confirmed this fear, and the Federal Reserve lowered overnight rates in two steps to 5.25% from 5.75% last July.

Currently, there are no overt imbalances in the economy and inflation remains very much contained. This is the good news. The other news is that the current expansion is completing five years and there is no single sector in the economy that is strong, which often provides a cushion in the event of an unexpected shock to growth.

THE OUTLOOK FOR INTEREST RATES

The combination of extreme winter weather and the two Federal Government shutdowns have made interpretation of economic data very difficult. We continue to believe that the economy will grow in the months ahead, but the pace is likely to be softer and the risk of recession is noticeably higher.

In this environment of slow growth and low inflation, we expect the Federal Reserve to continue to gradually lower short-term interest rates as a means of supporting the aging economic expansion. The pace of this ease by the Fed will be influenced by any unexpected news suggesting unusual economic strength or weakness.

We thank you for your participation in the U.S. Government Securities Money Fund and the Prime Obligations Fund. We will continue to do our best to provide a good return utilizing prudent investment strategies.

                                   Sincerely,

                                   /S/Alan M. Gayle
                                   Alan M. Gayle
                                   Senior Vice President and Director
                                   Cash Investment Management Services
                                   Capitoline Investment Services, Inc.

STATEMENT OF NET ASSETS                                           THE ARBOR FUND
January 31, 1996

   Face
  Amount                                                                   Value
   (000)  U.S. GOVERNMENT SECURITIES MONEY FUND                            (000)
-------------------------------------------------------------------------------
          U.S. TREASURY OBLIGATION -- 1.9%
          U.S. Treasury STRIPS
$10,000     5.670% (DAGGER), 05/15/96.................................   $ 9,840
-------------------------------------------------------------------------------
                     Total U.S. Treasury Obligation
                          (Cost $9,839,901)...........................     9,840
-------------------------------------------------------------------------------
          U.S. GOVERNMENT AGENCY OBLIGATIONS -- 68.7%
          FFCB
 15,000     6.120%, 02/08/96 .........................................    15,000
 25,000     5.630%, 03/01/96 .........................................    25,000
 20,000     5.400%, 12/02/96 .........................................    19,982
          FHLB
  5,000     5.575%, 06/12/96 .........................................     4,998
 15,000     6.000%, 08/07/96 .........................................    15,000
  5,000     6.000%, 08/16/96 .........................................     5,000
 20,000     5.520%, 01/09/97 .........................................    20,000
          FHLB Callable 02/11/96 @ 100
 25,000     5.825%, 11/11/96 .........................................    25,000
          FHLB Callable 04/10/96 @ 100
 20,000     5.430%, 01/10/97 .........................................    20,000
          FHLB Callable 04/17/96 @ 100
  2,500     5.415%, 01/17/97 .........................................     2,500
          FHLMC
 10,000     4.200%, 09/09/96 .........................................     9,922
          FHLMC Discount Note
 10,000     5.220%, 04/25/96 .........................................     9,878
          FNMA
 10,000     9.350%, 02/12/96 .........................................    10,010
  5,000     6.430%, 04/18/96 .........................................     5,000
 30,000     5.370%, 02/21/97 (A) .....................................    29,984
          FNMA Callable 02/01/96 @ 100
  5,000     8.610%, 02/01/00 .........................................     5,000
          FNMA Discount Note
 15,000     5.520%, 02/08/96 .........................................    14,984
 10,000     5.450%, 05/02/96 .........................................     9,862
 10,000     5.520%, 04/04/96 .........................................     9,903
          SLMA
  4,000     6.831%, 02/21/96 .........................................     4,001
 15,000     5.310%, 09/23/96 (A) .....................................    15,000
 20,000     5.380%, 08/02/99 (A) .....................................    19,980
          Tennessee Valley Authority
 13,000     4.375%, 03/04/96 .........................................    12,986
  9,990     4.600%, 12/15/96 .........................................     9,912
          Tennessee Valley Authority Discount Note
 15,000     5.200%, 04/25/96 .........................................    14,818
          World Bank Discount Note
 20,000     5.700%, 02/13/96 .........................................    19,963
--------------------------------------------------------------------------------
              Total U.S. Government Agency Obligations
                (Cost $353,683,882)...................................   353,683
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (continued)                               THE ARBOR FUND
January 31, 1996

   Face
  Amount                                                                   Value
   (000)    U.S. GOVERNMENT SECURITIES MONEY FUND (continued)              (000)
-------------------------------------------------------------------------------

          REPURCHASE AGREEMENTS -- 29.1%
          First Boston Securities, 6.00%, dated 01/31/96,
            matures 02/01/96, repurchase price $24,004,000
            (collateralized by various FHLB obligations,
            ranging in par value $3,640,000-$3,775,000,
            rates 7.500%-7.600%, maturities 09/30/10-11/08/00;
            FNMA obligations, ranging in par value $4,735,000-
            $10,380,000, rates 6.550%-7.930%, maturities
$ 24,000    09/12/05-02/14/25, total market value  $24,603,713).......  $ 24,000

          Greenwich Securities, 5.95%, dated 01/31/96,
            matures 02/01/96, repurchase price $102,812,990
            (collateralized by various FHLMC obligations,
            ranging in par value $14,700,000-$53,815,000, rates
            5.125%-8.000%, maturities 09/15/06-04/15/22, total
 102,796    market value $104,853,724)................................   102,796

          Nomura Securities, 5.95%, dated 01/31/96, matures
            02/01/96, repurchase price $23,192,833 (collateralized
            by various FHLMC obligations, ranging in par value
            $5,582,900-$90,650,000, rates 2.650%-6.158%, maturities
            07/15/20-10/01/23;FNMA obligations, ranging in par value
            $144,000-$20,336,486, rates 0.000%-8.176%, maturities
  23,189    05/01/21-04/25/22, total market value $23,652,324)........    23,189
 ------------------------------------------------------------------------------
                   Total Repurchase Agreements
                    (Cost $149,984,564)...............................   149,985
-------------------------------------------------------------------------------
                   Total Investments--99.7%
                    (Cost $513,508,347)...............................   513,508
-------------------------------------------------------------------------------
          OTHER ASSETS AND LIABILITIES -- 0.3%
          Other Assets and Liabilities, Net ..........................     1,362
-------------------------------------------------------------------------------
          NET ASSETS:
          Portfolio shares (unlimited authorization-- no par value)
            based on 514,884,536 outstanding shares of beneficial
           interest...................................................   514,884
          Realized Loss on Investments ...............................       (14)
-------------------------------------------------------------------------------
                   Total Net Assets (100.0%)..........................  $514,870
===============================================================================
                   Net Asset Value, Offering Price and Redemption
                     Price Per Share..................................     $1.00
===============================================================================

FFCB   -- Federal Farm Credit Bank
FHLB   -- Federal Home Loan Bank
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
SLMA   -- Student Loan Marketing Association
STRIPS -- Separately Traded Registered Interest and Principal of Securities
(A) Variable Rate Security -- The rate reported in the Statement of Net Assets is the rate in effect on January 31, 1996.
(DAGGER)  Effective yield

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                               THE ARBOR FUND
January 31, 1996

   Face
  Amount                                                                  Value
   (000)    PRIME OBLIGATIONS FUND                                        (000)
-------------------------------------------------------------------------------
          COMMERCIAL PAPER -- 69.9%
          AT&T
$ 14,000    5.460%, 05/02/96..........................................  $ 13,807
          AT&T Capital
   4,700    5.480%, 04/04/96..........................................     4,655
          Chase Manhattan Bank
   9,000    5.380%, 05/09/96..........................................     8,868
          CIESCO
  20,000    5.610%, 02/28/96..........................................    19,916
          Daimler Benz
  15,000    5.500%, 03/29/96..........................................    14,869
          Enterprise Funding
   7,607    5.680%, 02/15/96..........................................     7,590
  10,000    5.822%, 02/21/96..........................................     9,969
          E.I. Du Pont de Nemours
  10,000    5.470%, 05/09/96..........................................     9,851
  10,000    5.400%, 05/23/96..........................................     9,832
          First Boston (A)
  20,000    5.450%, 07/11/96..........................................    20,000
          General Electric Capital
  20,000    5.520%, 04/04/96..........................................    19,807
          Guangdong Enterprises
  15,000    5.540%, 05/01/96..........................................    14,792
          Hanson PLC
   9,450    5.660%, 02/09/96..........................................     9,438
  10,000    5.650%, 02/22/96..........................................     9,967
          International Nederlanden
  15,000    5.610%, 03/05/96..........................................    14,923
   6,000    5.600%, 03/15/96..........................................     5,960
          NationsBank
  17,000    5.640%, 02/13/96..........................................    16,968
          Stellar Capital
  17,421    5.380%, 06/21/96..........................................    17,054
          Strategic Asset Funding
  19,800    5.370%, 04/30/96..........................................    19,537
          Svenska Handelsbanken
   5,000    5.560%, 03/11/96..........................................     4,970
  15,000    5.270%, 04/26/96..........................................    14,813
-------------------------------------------------------------------------------
                Total Commercial Paper (Cost $267,586,116) ...........   267,586
-------------------------------------------------------------------------------
          CORPORATE OBLIGATION -- 3.9%
          Exxon Capital
  15,000    7.750%, 02/14/96..........................................    15,009
-------------------------------------------------------------------------------
                Total Corporate Obligation (Cost $15,008,833).........    15,009
-------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (concluded)                               THE ARBOR FUND
January 31, 1996

   Face
  Amount                                                                   Value
   (000)  PRIME OBLIGATIONS FUND (continued)                               (000)
-------------------------------------------------------------------------------

          CERTIFICATES OF DEPOSIT -- 11.8%
          First Alabama Bank
 $20,000    5.330%, 07/09/96..........................................  $ 20,000
          National Bank of Detroit
   5,000    5.850%, 06/05/96..........................................     5,001
          Sanwa Bank
  10,000    5.600%, 04/05/96..........................................    10,000
  10,000    5.550%, 09/30/96..........................................    10,003
-------------------------------------------------------------------------------
                Total Certificates Of Deposit
                  (Cost $45,004,384)..................................    45,004
-------------------------------------------------------------------------------
          BANKERS ACCEPTANCES -- 8.9%
          American Express
   8,000    5.550%, 03/07/96..........................................     7,957
          Bank of Tokyo
  15,000    5.780%, 03/15/96..........................................    14,896
          Mellon Bank
   7,300    5.550%, 03/08/96..........................................     7,260
          NationsBank
   4,100    5.350%, 06/24/96..........................................     4,012
-------------------------------------------------------------------------------
                Total Bankers Acceptances (Cost $34,125,020)..........    34,125
-------------------------------------------------------------------------------
          REPURCHASE AGREEMENT -- 5.5%
          Nomura Securities, 5.95%, dated 01/31/96, matures
            02/01/96, repurchase price $20,896,453 (collateralized
            by various FNMA obligations ranging in par value
            $3,000,000 - $3,750,000, 5.90% - 6.00%, 07/25/08 -
            07/25/15; FHLMC obligations ranging in par value
            $4,850,000 - $8,725,000, 7.50% - 8.00%, 07/15/07 -
  20,893    04/15/22; with total market value of $21,312,316).........    20,893
-------------------------------------------------------------------------------
                   Total Repurchase Agreement (Cost $20,892,763)......    20,893
-------------------------------------------------------------------------------
          CASH EQUIVALENT -- 0.3%
          Dreyfus Government Cash Management Fund
   1,000  ............................................................     1,000
-------------------------------------------------------------------------------
                Total Cash Equivalent (Cost $1,000,000)...............     1,000
-------------------------------------------------------------------------------
                Total Investments--100.3% (Cost $383,617,116).........   383,617
-------------------------------------------------------------------------------
          OTHER ASSETS AND LIABILITIES (-0.3%)
          Other Assets and Liabilities, Net...........................      (985)
-------------------------------------------------------------------------------
          NET ASSETS:
          Portfolio shares (unlimited authorization-- no par
            value) based on 382,631,520 outstanding shares
            of beneficial interest....................................   382,632
-------------------------------------------------------------------------------
                   Total Net Assets (100.0%)..........................  $382,632
===============================================================================
                   Net Asset Value, Offering Price and
                     Redemption Price Per Share.......................     $1.00
===============================================================================

FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
PLC    -- Private Limited Corporation
(A) Variable Rate Security -- The rate reported in the Statement of Net Assets is the rate in effect on January 31, 1996.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                           THE ARBOR FUND
For the Period Ended January 31, 1996

-------------------------------------------------------------------------------
                                                        (IN THOUSANDS)
                                               -------------------------------
                                               U.S. GOVERNMENT        PRIME
                                                 SECURITIES        OBLIGATIONS
                                                 MONEY FUND          FUND(1)
-------------------------------------------------------------------------------
Investment Income:
   Interest Income...........................      $32,824            $6,589
-------------------------------------------------------------------------------
Expenses:
   Management Fees...........................          443                91
   Waiver of Management Fees.................         (207)              (47)
   Investment Advisory Fees..................        1,108               227
   Waiver of Advisory Fees...................         (753)             (181)
   Custodian Fees............................          219                45
   Transfer Agent Fees.......................          166                34
   Professional Fees.........................           30                13
   Registration Fees.........................            5                 1
   Insurance Expense.........................            5                 1
   Directors Fees............................            9                 1
   Printing Fees.............................           11                 1
   Pricing Fees..............................            1                 1
   Amortization of Organizational Cost.......           69                40
-------------------------------------------------------------------------------
     Total Expenses..........................        1,106               227
-------------------------------------------------------------------------------
   Net Investment Income.....................       31,718             6,362
-------------------------------------------------------------------------------
   Net Realized Loss on Investments..........          (14)               --
-------------------------------------------------------------------------------
   Increase in Net Assets Resulting
     from Operations.........................      $31,704            $6,362
===============================================================================

(1) Commenced operations on October 25, 1995

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                                THE ARBOR FUND
For the Period Ended January 31, 1996

                                                                                         (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------
                                                                               U.S. GOVERNMENT            PRIME
                                                                                 SECURITIES            OBLIGATIONS
                                                                                 MONEY FUND               FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                          02/01/95      08/01/94(1)    10/25/95(2)
                                                                         TO 01/31/96    TO 01/31/95    TO 01/31/96
---------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income..............................................    $  31,718       $  13,742      $ 6,362
   Net Realized Loss on Investments...................................          (14)             --           --
---------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting from Operations......................       31,704          13,742        6,362
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income..............................................      (31,718)        (13,742)      (6,362)
---------------------------------------------------------------------------------------------------------------------------
     Total Distributions..............................................      (31,718)        (13,742)      (6,362)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (all at $1.00 per share):
   Proceeds from Shares Issued........................................    5,309,363       3,724,167    1,497,447
   Reinvestment of Cash Distributions.................................        1,480             640           --
   Cost of Shares Redeemed............................................   (5,375,381)     (3,145,385)  (1,114,815)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from Capital
     Share Transactions...............................................      (64,538)        579,422      382,632
---------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets..........................      (64,552)        579,422      382,632
---------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period..............................................      579,422              --           --
     End of Period....................................................   $  514,870       $ 579,422    $ 382,632
---------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
   Shares Issued......................................................    5,309,363       3,724,167    1,497,447
   Shares Issued in Lieu of Cash Distributions........................        1,480             640           --
   Shared Redeemed....................................................   (5,375,381)     (3,145,385)  (1,114,815)
===========================================================================================================================

(1) Commenced operations on August 1, 1994
(2) Commenced operations on October 25, 1995

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                              THE ARBOR FUND
For a Share Outstanding Throughout the Period


                                                                                     U.S. GOVERNMENT            PRIME
                                                                                       SECURITIES            OBLIGATIONS
                                                                                       MONEY FUND               FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                                02/01/95      08/01/94(1)    10/25/95(2)
                                                                               TO 01/31/96    TO 01/31/95    TO 01/31/96
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.........................................    $  1.00        $  1.00       $  1.00
---------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
   Net Investment Income.....................................................       0.06           0.03          0.02
---------------------------------------------------------------------------------------------------------------------------
     Total From Investment Operations........................................       0.06           0.03          0.02
---------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends From Net Investment Income......................................      (0.06)         (0.03)        (0.02)
---------------------------------------------------------------------------------------------------------------------------
     Total Distributions.....................................................      (0.06)         (0.03)        (0.02)
===========================================================================================================================
Net Asset Value, End of Period...............................................    $  1.00        $  1.00       $  1.00
---------------------------------------------------------------------------------------------------------------------------
Total Return.................................................................       5.88%          4.98%*        5.82%*
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000)..............................................    514,870        579,422       382,632
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Ratio of Expenses to Average Net Assets......................................       0.20%          0.20%*        0.20%*
Ratio of Expenses to Average Net Assets Excluding Fee Waivers................       0.37%          0.38%*        0.40%*
Ratio of Net Investment Income to Average Net Assets.........................       5.72%          4.98%*        5.61%*
Ratio of Net Investment Income to Average Net Assets
     Excluding Fee Waivers...................................................       5.55%          4.80%*        5.41%*
===========================================================================================================================

(1) Commenced operations on August 1, 1994
(2) Commenced operations on October 25, 1995
*Annualized

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                     THE ARBOR FUND
January 31, 1996

1. Organization:

THE U. S. GOVERNMENT SECURITIES MONEY AND PRIME OBLIGATIONS FUNDS (the "Funds") are separate investment portfolios of The Arbor Fund (the "Trust"), an open-end management investment company. The Trust was organized as a Massachusetts Business Trust under a Declaration of Trust dated July 24, 1992. The Prime Obligations Fund had no operations through October 24, 1995 ("commencement of operations") other than those related to organizational matters and the sale of initial shares to SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management company. The financial statements included herein relate only to the U.S Government Securities Money and Prime Obligations Funds. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds. The policies are in conformity with generally accepted accounting principles.

     SECURITY VALUATION--Investment securities held by the Fund are stated at amortized cost, which approximates market value. Under this method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

     FEDERAL INCOME TAXES--It is the Funds' intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required in the financial statements.

     SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized using the accrual method of accounting. Costs used in determining realized gains and losses on sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods.

     REPURCHASE AGREEMENTS--The Funds invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization and/or retention of the collateral by the Fund may be delayed or limited.

     NET ASSET VALUE PER SHARE--The net asset value per share of the Funds is calculated on each business day. In general, it is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of each Fund.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and paid monthly to shareholders. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

     OTHER--On January 31, 1996 the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes was not significantly different from amounts reported for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS (concluded)                         THE ARBOR FUND
January 31, 1996

3. Administration, Transfer Agent and Distribution Agreements:

The Trust and the Administrator have entered into an administration agreement dated August 1, 1994. Under terms of the Administration Agreement, the Administrator is entitled to a fee which is calculated daily and paid monthly at an annual rate of .08% of the average daily net assets of each Fund. The Administrator and Capitoline Investment Services Incorporated (the "Advisor") have agreed to waive a portion of their respective fees to the extent necessary so that the total operating expenses of the Funds do not exceed an annual rate of .20% of average daily net assets. During the period from February 1, 1995 to January 31, 1996, the Administrator received net administration fees totaling approximately .04% of the average daily net assets of each Fund. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

Crestar Bank (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for each Fund. The Transfer Agent also acts as the shareholder servicing agent and custodian of the Funds.

The Trust and SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Corporation and an affiliate of the Administrator, have entered into a distribution agreement (the "Distribution Agreement") dated August, 1, 1994. The Distributor receives no fees for its distribution services under the Distribution Agreement.

4. Investment Advisory Agreement:

The Trust has entered into an investment advisory agreement with the Advisor dated August 1, 1994 under which the Advisor is entitled to a fee which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund. During the period from February 1, 1995 to January 31, 1996, the Advisor received net fees totaling approximately .06% and
 .04% of the average daily net assets for U.S. Government Securities Money and Prime Obligations Funds, respectively. Fee waivers and expense reimbursements are voluntary and may be terminated at any time. The Advisor is a wholly-owned subsidiary of Crestar Bank, which is a wholly-owned subsidiary of Crestar Financial Corporation.

5. Organizational Costs and Transactions with Affiliates:

Organizational costs have been capitalized by the Trust and are being amortized over sixty months beginning with the commencement of operations. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees for organizational work performed by a law firm of which an officer of the Funds is a partner.

Certain officers and Trustees of the Trust are also officers of the Administrator and/or Distributor. Such officers and Trustees are paid no fees by the Trust for serving in their respective roles.

6. Concentration of Credit Risk

The Funds invest primarily in money market instruments maturing in one year or less whose ratings are within the highest ratings category assigned by a nationally recognized statistical rating agency or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry, state or region.

NOTICE TO SHAREHOLDERS                                            THE ARBOR FUND
January 31, 1996                                                     (Unaudited)

For shareholders that do not have a January 31, 1996 tax year end, this notice is for informational purposes only. For shareholders with a January 31, 1996 tax year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended January 31, 1996, each portfolio is designating the following items with regard to distributions paid during the year.

                                                                (A)                 (B)                  (C)
                                                             LONG TERM        ORDINARY INCOME           TOTAL
                                                           CAPITAL GAINS       DISTRIBUTIONS        DISTRIBUTIONS
PORTFOLIO                                                   (TAX BASIS)         (TAX BASIS)          (TAX BASIS)
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Money Fund                           0%                 100%                 100%
Prime Obligations Fund                                          0%                 100%                 100%
===========================================================================================================================



                                                                (D)                 (E)                  (F)
                                                            QUALIFYING          TAX EXEMPT             FOREIGN
PORTFOLIO                                                  DIVIDENDS(1)          INTEREST            TAX CREDIT
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Money Fund                           0%                   0%                   0%
Prime Obligations Fund                                          0%                   0%                   0%
===========================================================================================================================

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
 *  Items (A) and (B) are based on a percentage of each portfolio's total distributions.
**  Items (D), (E) and (F) are based on a percentage of ordinary income distributions of each portfolio.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees
U.S. Government Securities Money Portfolio and
Prime Obligations Portfolio of The Arbor Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Government Securities Money Portfolio and Prime Obligations Portfolio of The Arbor Fund (hereafter referred to as the "Fund") at January 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1996, by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
Philadelphia, PA
March 8, 1996

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Corporation. The report is not authorized for distribution to prospective investors in the Corporation unless preceded or accompanied by an effective prospectus. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by Crestar Bank, the parent corporation of the Fund's investment adviser. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.